AS FILED WITH THE SEC ON ___________________.         REGISTRATION NO. 33-25372
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT NO. 14


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                             THE PRUDENTIAL VARIABLE
                               APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                PRUDENTIAL PLAZA
                          NEWARK, NEW JERSEY 07102-3777
                             (800) 437-4016, EXT. 46
          (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                PRUDENTIAL PLAZA
                          NEWARK, NEW JERSEY 07102-3777
                     (Name and address of agent for service)

                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                                   ----------



Custom VAL Life Insurance Contracts--The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice for fiscal year 1996 was filed on February 28, 1997.


It is proposed that this filing will become effective (check appropriate space):

  [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

  [X] on   May 1, 1997           pursuant to paragraph (b) of Rule 485
         -----------------------
               (date)


  [ ] 60 days after filing pursuant to paragraph (a) of Rule 485

  [ ] on                                pursuant to paragraph (a) of Rule 485
         ------------------------------
               (date)

===============================================================================


                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)
N-8B-2 ITEM NUMBER         LOCATION
------------------         --------
        1.                 Cover Page

        2.                 Cover Page

        3.                 Not Applicable

        4.                 Sale of the Contract and Sales Commissions

        5.                 The Prudential Variable Appreciable Account

        6.                 The Prudential Variable Appreciable Account

        7.                 Not Applicable

        8.                 Not Applicable

        9.                 Litigation

       10.                 Brief Description of the Contract; Short-Term Cancellation
                           Right, or "Free Look"; Contract Forms; Premiums;
                           Contract Date; Allocation of Premiums; Transfers;
                           Charges and Expenses; How a Contract's Cash Surrender
                           Value Will Vary; How a Form A Contract's Death
                           Benefit Will Vary; How a Form B Contract's Death
                           Benefit Will Vary; Surrender of a Contract;
                           Withdrawal of Excess Cash Surrender Value; Increases
                           in Face Amount; Decreases in Face Amount; Lapse and
                           Reinstatement; When Proceeds are Paid; Options on
                           Lapse; Riders; Other General Contract Provisions;
                           Voting Rights; Substitution of Series Fund Shares

       11.                 Brief Description of the Contract; The Prudential Variable
                           Appreciable Account

       12.                 Cover Page; Brief Description of the Contract; The Prudential
                           Series Fund, Inc.; Sale of the Contract and Sales Commissions

       13.                 Brief Description of the Contract; The Prudential Series
                           Fund, Inc.; Charges and Expenses; Sale of the Contract and
                           Sales Commissions; Reduction of Charges for Concurrent Sales
                           to Several Individuals

       14.                 Brief Description of the Contract; Requirements for Issuance
                           of a Contract

       15.                 Brief Description of the Contract; Allocation of Premiums;
                           Transfers; The Fixed-Rate Option

       16.                 Brief Description of the Contract; Detailed Information for
                           Prospective Contract Owners

       17.                 When Proceeds are Paid

       18.                 The Prudential Variable Appreciable Account

       19.                 Reports to Contract Owners

       20.                 Not Applicable

       21.                 Contract Loans



N-8B-2 ITEM NUMBER         LOCATION
------------------         --------
       22.                 Not Applicable

       23.                 Not Applicable

       24.                 Other General Contract Provisions

       25.                 The Prudential Insurance Company of America

       26.                 Brief Description of the Contract; The Prudential Series
                           Fund, Inc.; Charges and Expenses

       27.                 The Prudential Insurance Company of America; The Prudential
                           Series Fund, Inc.

       28.                 The  Prudential Insurance Company of America; Directors and
                           Officers

       29.                 The Prudential Insurance Company of America

       30.                 Not Applicable

       31.                 Not Applicable

       32.                 Not Applicable

       33.                 Not Applicable

       34.                 Not Applicable

       35.                 The Prudential Insurance Company of America

       36.                 Not Applicable

       37.                 Not Applicable

       38.                 Sale of the Contract and Sales Commissions

       39.                 Sale of the Contract and Sales Commissions

       40.                 Not Applicable

       41.                 Sale of the Contract and Sales Commissions

       42.                 Not Applicable

       43.                 Not Applicable

       44.                 Brief Description of the Contract; The Prudential Series
                           Fund, Inc.; How a Contract's Cash Surrender Value Will Vary;
                           How a Form A Contract's Death Benefit Will Vary; How a Form B
                           Contract's Death Benefit Will Vary

       45.                 Not Applicable

       46.                 Brief Description of the Contract; The Prudential Variable
                           Appreciable Account; The Prudential Series Fund, Inc.

       47.                 The Prudential Variable Appreciable Account; The Prudential
                           Series Fund, Inc.

       48.                 Not Applicable

       49.                 Not Applicable

       50.                 Not Applicable

       51.                 Not Applicable

       52.                 Substitution of Series Fund Shares



N-8B-2 ITEM NUMBER         LOCATION
------------------         --------

       53.                 Tax Treatment of Contract Benefits

       54.                 Not Applicable

       55.                 Not Applicable

       56.                 Not Applicable

       57.                 Not Applicable

       58.                 Not Applicable

       59.                 Financial Statements; Financial Statements of The Prudential
                           Variable Appreciable Account; Statutory Financial
                           Statements of The Prudential Insurance Company of America

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

MAY 1, 1997

THE PRUDENTIAL
VARIABLE APPRECIABLE ACCOUNT

CUSTOM VAL(SM)

LIFE

INSURANCE CONTRACTS

This prospectus describes two forms of a variable life insurance contract offered by The Prudential Insurance Company of America ("Prudential") under the name Custom VAL(SM) (the "Contract").* As of December 14, 1992, these Contracts are no longer available for sale. These Contracts provide lifetime insurance protection as long as certain minimum scheduled premiums are paid or are provided for by favorable investment experience. Purchasers have considerable flexibility as to when and in what amount they pay premiums.

One form of the Contract provides a death benefit that generally remains fixed in the amount initially selected. A second form provides a death benefit that may vary daily with the investment performance of one or more of several investment options selected by the Contract owner. Under both forms, the death benefit will not be less than a guaranteed minimum amount (generally the face amount stated in the Contract). Both forms of the Contract have cash surrender values which increase with the payment of each premium and which vary in amount to reflect the investment results of the investment options selected by the owner. The cash surrender value also decreases to reflect charges made by Prudential. There is no guaranteed minimum cash surrender value.

A portion of the Contract's premiums and the earnings on those premiums will be held in one or more of the following ways. They can be invested in one or more of fifteen current subaccounts of The Prudential Variable Appreciable Account (the "Account"). They can be allocated to a FIXED-RATE OPTION. Or, they can be invested in The Prudential Variable Contract Real Property Account (the "REAL PROPERTY ACCOUNT") which is described in a prospectus that is attached to this one. If one or more of the subaccounts is chosen, the assets of each subaccount will be invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives of and the risks of investing in the fifteen portfolios of the Series Fund currently available to Contract owners: the MONEY MARKET PORTFOLIO, the DIVERSIFIED BOND PORTFOLIO, the GOVERNMENT INCOME PORTFOLIO, two ZERO COUPON BOND PORTFOLIOS with different liquidation dates-- 2000 and 2005, the CONSERVATIVE BALANCED PORTFOLIO, the FLEXIBLE MANAGED PORTFOLIO, the HIGH YIELD BOND PORTFOLIO, the STOCK INDEX PORTFOLIO, the EQUITY INCOME PORTFOLIO, the EQUITY PORTFOLIO, the PRUDENTIAL JENNISON PORTFOLIO, the SMALL CAPITALIZATION STOCK PORTFOLIO, the GLOBAL PORTFOLIO, and the NATURAL RESOURCES PORTFOLIO. Other subaccounts and portfolios may be added in the future. Interest is credited daily upon any portion of the premium payment allocated to the fixed-rate option at rates periodically declared by Prudential in its sole discretion but never less than 4%. This prospectus describes the Contracts generally and The Prudential Variable Appreciable Account.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, A NEW POLICY SUPPLEMENTING THE EXISTING POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL SERIES FUND, INC. IT IS ALSO ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                       Telephone: (800) 437-4016, Ext. 46

*VAL is a service mark of Prudential.
PCVAL-1 Ed 5-97
Catalog #646677J

                               PROSPECTUS CONTENTS

                                                                           PAGE

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS .....................   1

BRIEF DESCRIPTION OF THE CONTRACT ........................................   2

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE
   APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
   AVAILABLE UNDER THE CONTRACT ..........................................   4
   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ...........................   4
   THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT ...........................   4
   THE PRUDENTIAL SERIES FUND, INC. ......................................   5
   THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT ................   5

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS .....................   6
   REQUIREMENTS FOR ISSUANCE OF A CONTRACT ...............................   6
   SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK" ..........................   6
   CONTRACT FORMS ........................................................   6
   PREMIUMS ..............................................................   6
   CONTRACT DATE .........................................................   8
   ALLOCATION OF PREMIUMS ................................................   8
   TRANSFERS .............................................................   9
   CHARGES AND EXPENSES ..................................................  10
   REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS ......  13
   HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY .......................  13
   HOW A FORM A CONTRACT'S DEATH BENEFIT WILL VARY .......................  13
   HOW A FORM B CONTRACT'S DEATH BENEFIT WILL VARY .......................  14
   FLEXIBILITY AS TO PAYMENT OF PREMIUMS .................................  14
   PARTICIPATION IN DIVISIBLE SURPLUS ....................................  15
   SURRENDER OF A CONTRACT ...............................................  15
   WITHDRAWAL OF EXCESS CASH SURRENDER VALUE .............................  15
   INCREASES IN FACE AMOUNT ..............................................  16
   DECREASES IN FACE AMOUNT ..............................................  17
   WHEN PROCEEDS ARE PAID ................................................  17
   LIVING NEEDS BENEFIT ..................................................  18
   ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS,
      AND ACCUMULATED PREMIUMS ...........................................  18
   CONTRACT LOANS ........................................................  20
   SALE OF THE CONTRACT AND SALES COMMISSIONS ............................  21
   TAX TREATMENT OF CONTRACT BENEFITS ....................................  21
   WITHHOLDING ...........................................................  22
   LAPSE AND REINSTATEMENT ...............................................  23
   OPTIONS ON LAPSE ......................................................  23
   LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS ...  24
   OTHER GENERAL CONTRACT PROVISIONS .....................................  24
   RIDERS ................................................................  25
   THE FIXED-RATE OPTION .................................................  25
   VOTING RIGHTS .........................................................  25
   SUBSTITUTION OF SERIES FUND SHARES ....................................  26
   REPORTS TO CONTRACT OWNERS ............................................  26
   STATE REGULATION ......................................................  26
   EXPERTS ...............................................................  26
   LITIGATION ............................................................  27
   ADDITIONAL INFORMATION ................................................  27
   FINANCIAL STATEMENTS ..................................................  27

DIRECTORS AND OFFICERS OF PRUDENTIAL .....................................  28

                                                                           PAGE

FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT ......  A1

STATUTORY FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
   COMPANY OF AMERICA ....................................................  B1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND, AND THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

ATTAINED AGE--The insured's age on the Contract date plus the number of years since then.

CASH SURRENDER VALUE--The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract fund minus any applicable contingent deferred sales and administrative charges and any Contract debt.

CONTRACT ANNIVERSARY--The same date as the Contract date in each later year.

CONTRACT DATE--The date the Contract is issued, as specified in the Contract.

CONTRACT DEBT--The principal amount of all outstanding loans plus any interest accrued thereon.

CONTRACT FUND--The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the subaccounts or other variable investment options, the amount invested under the fixed-rate option, and the principal amount of any Contract loan plus interest credited on that amount.

CONTRACT OWNER--The person who purchases the Contract and is entitled to exercise the rights described therein.

CONTRACT YEAR--A year that starts on the Contract date or on a Contract anniversary.

DEATH BENEFIT--The amount payable to the beneficiary upon the death of the insured before the deduction of any outstanding Contract debt.

FACE AMOUNT--The initial amount of life insurance as shown on the cover page of the Contract, or as shown in revised cover pages of the Contract following an increase or decrease in face amount.

FIXED-RATE OPTION--An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate declared periodically in advance.

GUARANTEED MINIMUM DEATH BENEFIT--The guaranteed minimum amount (generally the face amount) payable to the beneficiary upon the death of the insured, before the deduction of any outstanding Contract debt, if scheduled premiums are paid on or before the due date or during the grace period. Withdrawals of excess cash surrender value may reduce the guaranteed minimum death benefit.

GUIDELINE ANNUAL PREMIUM ("GAP")--The level annual premium payment necessary to provide the future benefits under the Contract through maturity, based on certain assumptions specified in an SEC rule.

These assumptions include mortality charges based on the 1980 CSO Table, an assumed annual net rate of return of 5% per year, and deduction of the fees and charges specified in the Contract. For purposes of this Contract, the guideline annual premium is used only in limiting sales charges.

ISSUE AGE--The insured's age as of the Contract date.

LOAN VALUE--The maximum amount that a Contract owner may borrow.

MONTHLY DATE--The Contract date and the same date in each subsequent month.

PRIMARY PREMIUM--The scheduled premium that a Contract owner would pay if premiums were paid annually minus the charge for taxes attributable to premiums, $38 and any extra premiums for riders or substandard risks.

SUBACCOUNT--An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

TABULAR CONTRACT FUND VALUE--The tabular Contract fund value for each Contract year is an amount that is slightly less than the Contract fund value that would result as of the end of such year if only scheduled premiums were paid when due, the selected investment options earned a net return at a uniform rate of 4% per year, full mortality charges based upon the 1980 CSO Table were deducted, maximum sales load and expense charges were deducted, and there was no Contract debt.

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND")--A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT (THE "ACCOUNT")--A separate account of Prudential registered as a unit investment trust under the Investment Company Act of 1940.

THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT (THE "REAL PROPERTY ACCOUNT")--A separate account of Prudential which invests, through a partnership, primarily in income-producing real property.

VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open.

                        BRIEF DESCRIPTION OF THE CONTRACT

This variable life insurance contract (the "Contract") provides features that differ from those of other life insurance contracts offered by The Prudential Insurance Company of America ("Prudential") that may make it attractive to and suitable for certain purchasers. It is a variable contract, which means that the cash surrender value it provides and, in some cases, the amount payable upon the death of the insured, will depend upon the investment performance of the variable investment options selected by the Contract owner in which the amounts credited under the Contract are invested. The Contract sets forth an initial face amount of insurance and a schedule of premiums which, if paid when due or in advance, guarantees that at least that amount of insurance will be payable upon the death of the insured. As of December 14, 1992, these Contracts are no longer available for sale.

The Contract is available only to persons who choose an initial face amount of insurance of $200,000 or more and who wish to provide for a schedule of increasing premiums instead of a schedule of premiums that stays at the same or "level" amount, as they do under most "whole life" insurance Contracts. For Contracts that provide an initial face-amount of insurance of over $200,000, a purchaser has a choice, within specified limits, of what that increasing schedule of premiums will be. This choice should be made only after careful discussion with a Prudential representative. There are advantages to fixing the first year's premium at the low end of the permissible range, with succeeding premiums increasing more rapidly, over a choice of a higher initial premium with succeeding premiums still increasing, but more slowly. There are also disadvantages and both are discussed more fully in the body of this prospectus.

At the time the Contract is purchased, the Contract owner decides in which of the many available investment options the amounts held under the Contract--derived from the payment of premiums and the earnings thereon--will be invested. The cash surrender value of the Contract will increase with favorable investment experience and decrease with unfavorable investment experience. The cash surrender value of a Contract also reflects the imposition of the various Contract charges. The Contract owner may, from time to time, change the way in which future premiums will be allocated and transfer amounts already invested under the Contract among the various investment options.

The owner may choose either of the two Contract Forms. Under Contract Form A, the cash surrender value will vary with investment experience but the death benefit generally will not change, except under certain circumstances described later. Under Contract Form B, both the death benefit and the cash surrender value will vary with investment experience, but the death benefit will never be less than the face amount regardless of investment experience. See HOW A FORM A CONTRACT'S DEATH BENEFIT WILL VARY, page 13 and HOW A FORM B CONTRACT'S DEATH BENEFIT WILL VARY, page 14. There is no minimum cash surrender value under either form of the Contract. Throughout this prospectus, unless specifically stated otherwise, all descriptions of and references to the "Contract" apply to both Form A and Form B Contracts. The owner of a Contract has the right under certain conditions to increase or decrease the face amount of insurance. In the case of an increase in face amount, one of the conditions is the provision of evidence of insurability satisfactory to Prudential. See INCREASES IN FACE AMOUNT, page 16 and DECREASES IN FACE AMOUNT, page 17.

If the scheduled premiums are paid by their due dates or within a 61-day grace period the Contract will not lapse, even if investment experience is unfavorable. Thus, the payment of scheduled premiums guarantees insurance protection at least equal to the face amount of the Contract. A Contract owner, however, is not required to adhere precisely to the schedule. The owner may, within very broad limits, pay greater than scheduled premiums and the net portion of such payments will promptly be invested in the manner previously selected by the owner. Cash surrender values will increase whenever premiums are paid. The failure to pay a scheduled premium, on the other hand, will not necessarily result in lapse of the Contract. If the net investment experience has been sufficiently favorable, with a consequent increase in the amount credited under the Contract, and the Contract owner then fails to pay a premium when due, Prudential will use the "excess" amount to pay the charges due under the Contract and thus keep the Contract in force. So long as the excess amount is sufficient, the Contract will not lapse despite the owner's failure to pay scheduled premiums. See LAPSE AND REINSTATEMENT, page 23.

The premium schedule, which will be set forth in the Contract, depends on the Contract's face amount, the insured's sex (except where unisex rates apply) and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, the frequency with which premium payments are made and, for Contracts providing more than $200,000 of insurance, the initial premium selected by the purchaser. That initial premium, however, may not, in any event, be less than a minimum amount fixed by Prudential. The scheduled premiums will increase in each year until the Contract anniversary after the insured's 65th birthday, or, if later, 7 years from the date the Contract is issued, at which time the scheduled premium will increase more significantly and then will not change for the remainder of the insured's life. The actual amount that will be payable after that Contract anniversary may and often will, however, be lower than that maximum amount. See PREMIUMS, page 6.

There are circumstances, such as the payment of premiums substantially in excess of scheduled premiums, under which the Contract may become a Modified Endowment Contract under federal tax law. If it does, loans and other pre-death distributions are includible in gross income on an income-first basis. A 10% penalty tax may be imposed on income distributed before the insured attains age 59 1/2. Prospective purchasers and Contract owners are advised to consult a qualified tax advisor before taking steps that may affect whether the Contract becomes a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

The owner of a Contract may choose to have the premiums (after deduction of an amount needed to pay taxes attributable to premiums, and a $2 administrative charge) invested in one or more of fifteen subaccounts of The Prudential Variable Appreciable Account (the "Account"). Each subaccount is invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund for which Prudential is the investment advisor. The MONEY MARKET PORTFOLIO is invested in short-term debt obligations similar to those purchased by money market funds; the DIVERSIFIED BOND PORTFOLIO is invested primarily in high quality medium-term corporate and government debt securities; the GOVERNMENT INCOME PORTFOLIO is invested primarily in U.S. Government Securities including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government; the ZERO COUPON BOND PORTFOLIOS--2000 and 2005 are invested primarily in debt obligations of the United States Treasury and investment grade corporations that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons; the CONSERVATIVE BALANCED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment who prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation; the FLEXIBLE MANAGED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation; the HIGH YIELD BOND PORTFOLIO is invested primarily in high yield fixed income securities of medium to lower quality, also known as high risk bonds; the STOCK INDEX PORTFOLIO is invested in common stocks selected to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index; the EQUITY INCOME PORTFOLIO is invested primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index; the EQUITY PORTFOLIO is invested primarily in common stocks; the PRUDENTIAL JENNISON PORTFOLIO is invested primarily in equity securities of established companies with above-average growth prospects; the SMALL CAPITALIZATION STOCK PORTFOLIO is invested primarily in equity securities of publicly-traded companies with small market capitalization; the GLOBAL PORTFOLIO is invested in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers; and the NATURAL RESOURCES PORTFOLIO is invested primarily in common stocks and convertible securities of natural resource companies, and in securities (typically debt securities or preferred stock) the terms of which are related to the market value of a natural resource. Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 5.

The Contract owner may also choose to invest part of his or her net premiums in The Prudential Variable Contract Real Property Account ("Real Property Account"), which through a partnership invests primarily in income-producing real property. The investment objectives of the Real Property Account and the partnership are described briefly under THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT on page 5.

Because the assets that relate to the Contract may be invested in these various investment options, the Contract offers an opportunity for the cash surrender value to appreciate more rapidly than it would under comparable fixed-benefit insurance. The owner, however, must accept the risk that if investment performance is unfavorable the cash surrender value may not appreciate as rapidly and, indeed, may decrease in value. Contract owners who prefer to avoid this risk may elect to allocate part or all of the net premiums in a fixed-rate option under which a stated interest rate is credited to the amount invested under that option. See THE FIXED-RATE OPTION, page 25.

Prudential deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Prudential makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CHARGES AND EXPENSES on page 10. In brief, and subject to that fuller description, the following charges may be made: (1) $2 is deducted from each premium payment to cover premium collection and processing costs; (2) a charge for taxes attributable to premiums is deducted from each premium payment; (3) each month, the Contract fund is reduced by an administrative charge of $6 per Contract plus $0.01 per $1,000 for face amounts exceeding $100,000; (4) each month, a sales charge is deducted from the Contract fund in the amount of 1/2 of 1% of the primary annual premium; Prudential now intends to make this charge only for the first 5 Contract years; in addition, a contingent deferred sales charge is assessed if the Contract lapses or is surrendered during the first 10 years; the charge is 25% of the primary premium for Contracts that terminate in the first year and it increases by 5% each year for 5 years after which it decreases uniformly until it becomes zero after the tenth year; (5) each month, the Contract fund is reduced by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance; (6) each month, a charge for anticipated mortality is deducted, with the maximum charge based on the non-smoker/smoker 1980 CSO Tables; (7) a daily charge equivalent to an annual rate of up to 0.6% is deducted from the assets of the subaccounts for mortality and expense risks;
(8) if the Contract lapses or is surrendered during the first 10 years, a contingent deferred administrative charge is assessed; during the first 5 years, this charge equals $5 per $1,000 of face amount and it begins to decline uniformly after the fifth Contract year so that it disappears on the tenth Contract anniversary; (9) an administrative processing charge equal to the lesser of $15 or 2% of the amount withdrawn will be made in connection with each withdrawal of excess cash surrender value; (10) an administrative processing charge of $15 may be made in connection with each decrease in face amount; (11) if the Contract includes riders, a monthly deduction from the Contract fund will be made for charges applicable to those riders; and (12) certain fees and expenses are deducted from the assets of the Series Fund and Real Property Account. Because of these charges, and in particular because of the significant charges deducted upon early surrender or lapse, prospective purchasers should purchase a Contract only if they intend and have the financial capability to keep it in force for a substantial period.

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 6.

This Summary provides only a brief overview of the more significant aspects of the Contract. Further detail is provided in the subsequent sections of this prospectus and in the Contract document. That document, together with the application attached to it, constitutes the entire agreement between the owner and Prudential and should be retained.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

                      GENERAL INFORMATION ABOUT PRUDENTIAL,
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT,
                  AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE
                               UNDER THE CONTRACT

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states.

Prudential's statutory financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.


THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

The Prudential Variable Appreciable Account (the "Account") was established on August 11, 1987 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. There are currently fifteen subaccounts within the Account, each of which invests in a single corresponding portfolio of The Prudential Series Fund, Inc. Additional subaccounts may be added in the future. The Account's financial statements begin on page A1.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corporation ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisors under the Investment Advisers Act of 1940.

As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See CHARGES AND EXPENSES, page 10.

It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN--INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Prudential Variable Contract Real Property Account (the "Real Property Account") is a separate account of Prudential that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.

The partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the partnership. Prudential charges the partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the partnership.

A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS CHARGES AND EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, THE PARTNERSHIP'S INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE REAL PROPERTY ACCOUNT, WHICH SHOULD BE READ TOGETHER WITH THIS PROSPECTUS BY ANY CONTRACT OWNER CONSIDERING THE REAL ESTATE INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

              DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of December 14, 1992, these Contracts are no longer available for sale. The minimum initial guaranteed death benefit that can be applied for is $200,000. The Contract may generally be issued on insureds between the ages of 20 and 79. Before issuing any Contract, Prudential requires evidence of insurability which will include a medical examination. Non-smokers who meet preferred underwriting requirements are offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. These are the current underwriting requirements. The Company reserves the right to change them on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Prudential mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

CONTRACT FORMS

A purchaser may select either of two forms of the Contract. Contract Form A has a death benefit equal to the initial face amount of insurance. The death benefit of a Form A Contract does not vary with the investment performance of the investment options selected by the owner, except in certain circumstances. See HOW A FORM A CONTRACT'S DEATH BENEFIT WILL VARY, page 13. Favorable investment results of the variable investment options to which the assets related to the Contract are allocated and payment of greater than scheduled premiums will generally result in increases in the cash surrender value. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 13.

Contract Form B also has an initial face amount of insurance but favorable investment performance and payment of greater than scheduled premiums generally result in an increase in the death benefit as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under the Form A Contract. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 13 and HOW A FORM B CONTRACT'S DEATH BENEFIT WILL VARY, page 14. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.

Purchasers should select the Form that best meets their needs and objectives. Purchasers who prefer to have favorable investment results and the payment of greater than scheduled premiums emerge partly in the form of an increased death benefit and partly in the form of increased cash surrender values should choose Contract Form B. Purchasers who are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing cash surrender values should choose Contract Form A. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 13.

In choosing a Contract Form, purchasers should also consider whether they intend to use the withdrawal feature. Purchasers of Form A Contracts should note that an early withdrawal may result in a portion of the surrender charge being deducted from the Contract fund. Furthermore, a purchaser of a minimum face amount Form A Contract cannot make withdrawals unless the Contract's death benefit has been increased to an amount in excess of the initial face amount. Purchasers of Form B Contracts will not incur a surrender charge for a withdrawal and are not precluded from making withdrawals if they purchase a minimum size Contract. See WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 15.

PREMIUMS

Although Contract owners have the right to decide when to make premium payments and in what amounts (see FLEXIBILITY AS TO PAYMENT OF PREMIUMS, page 14), each Contract sets forth a premium schedule which, if paid, ensures that the Contract will not lapse.

The initial scheduled premium amount is payable on the Contract date (the date the Contract is issued, as noted in each individual Contract) and subsequent premiums, which will be in increasing amounts, are payable on each subsequent due date. These due dates will be annual, semi-annual, quarterly or monthly, as selected by the purchaser. Contract owners who pay premiums other than on a monthly basis will receive notice that a premium is due about 3 weeks before each due date. Contract owners who pay premiums monthly will receive each year a book with twelve coupons that will serve as a reminder. With Prudential's consent, an owner may change the frequency of premium payments.

As stated in the Summary, for Contracts with an initial face-amount of insurance of exactly $200,000, the Contract will set forth a schedule of premiums determined by Prudential. For Contracts with higher initial face amounts, each Contract owner may choose what the initial premium will be, as long as it is greater than a minimum amount that depends upon the Contract's face amount, the insured's sex (except where unisex rates apply) and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, and the selected frequency of premium payments. Your Prudential representative will inform you what that minimum amount is for any specified insured person. Subsequent scheduled premiums will be in increasing amounts (with the rate of increase dependent upon the amount of the initial premium--a lower initial premium results in a higher rate of increase in the amounts of subsequent premiums) until the Contract anniversary following the insured's 65th birthday, or the seventh anniversary if later, after which the amount of the scheduled premium will not change. The Contract will set forth the schedule of premiums chosen by the purchaser as well as the maximum scheduled premium amount (excluding the charge for taxes attributable to premiums) that will be due on and after that anniversary. This maximum amount will generally be significantly higher than the premium for the preceding year. However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been if only scheduled premiums had been paid, if maximum mortality and expense charges had been deducted, and if a uniform net rate of return of 4% had been earned by the selected investment options, Prudential will recompute the premium amount payable after that anniversary and the new premium can be expected to be less than the maximum premium amount stated in the Contract. The tables at pages T1 through T8 show what the maximum premium will be after age 65 and what the actual premium would be for certain hypothetical investment results and if lower than maximum charges are made, as is currently contemplated.

To illustrate the range of premium schedules available, the following table shows what the scheduled premiums might be for a 40 year old male in the preferred rating class. One column shows the result of choosing the lowest permissible initial premium; the second column shows what premium schedule would result if a relatively high initial premium were to be chosen.

-------------------------------------------------------------------------------
                       FACE AMOUNT OF INSURANCE--$300,000
                              ILLUSTRATIVE PREMIUMS
-------------------------------------------------------------------------------
           MALE AGE             EXAMPLE NO. 1             EXAMPLE NO. 2
-------------------------------------------------------------------------------
              40                  $ 1,713.27                $ 2,472.45
              45                  $ 1,941.84                $ 2,586.73
              50                  $ 2,301.02                $ 2,766.33
              55                  $ 2,962.24                $ 3,096.94
              60                  $ 4,052.04                $ 3,641.84
              64                  $ 5,515.31                $ 4,373.47
          65 and over             $16,980.61                $15,411.22
-------------------------------------------------------------------------------


Prudential designed this Contract in order to accommodate the needs of a class of persons who wish and are able to purchase a substantial amount of life insurance but whose current financial situations may vary considerably. Establishing a premium schedule with the lowest permissible initial premium is suitable only for those persons who can confidently predict that their incomes will increase as they grow older and that they will be able to pay the significantly larger scheduled premiums that result from the choice of a low initial premium. Although failure to pay scheduled premiums when due does not mean that the Contract will necessarily lapse, (see LAPSE AND REINSTATEMENT, page 23), Prudential does guarantee that the Contract will not lapse if the scheduled premiums are paid when due. The payment of lower premiums during the early years of a Contract means that there will be a smaller Contract fund credited to the Contract so that there is a reduced possibility that there will be an "excess amount" available to prevent the lapse of the Contract if a scheduled premium is not paid. The purchase of a Contract and payment of premiums for several years followed by the lapse of the Contract because of the inability to pay the increased premiums would be imprudent and wasteful. A high price would have been paid and the purchaser would have received only a small part of the benefits available under the Contract.

If a Contract owner wishes, he or she may select a higher contemplated premium schedule than the premium schedule set forth in the Contract. Prudential will bill the owner for the chosen higher premiums. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits.

The payment of premiums substantially in excess of scheduled premiums may cause the Contract to be classified as a Modified Endowment Contract for federal income tax purposes. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

Certain term riders on term policies issued by Prudential may provide for a conversion premium credit if the rider or policy is converted to a Prudential whole-life policy, including the Contracts described in this prospectus. If a Contract is purchased through exercise of such a conversion privilege, the first year's scheduled premium will be reduced by the amount of the premium credit. Prudential will add to first year scheduled premiums paid by the Contract owner the pro rata portion of the premium credit.


CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the date of the application or the date of the medical examination. If the first premium is not paid with the application, the Contract date will ordinarily be 2 or 3 days after the application is approved by Prudential so that it will coincide with or be shortly prior to the date on which the first premium is paid. Under certain circumstances, Prudential will permit a Contract to be back-dated but only to a date not earlier than 6 months prior to the date of the application. It may be advantageous for a Contract owner to have an earlier Contract date since that may result in the use by Prudential of a lower issue age in determining the amount of the scheduled premium. Prudential will require the payment of all premiums that would have been due had the application date coincided with the back-dated Contract date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract date, all scheduled premiums been received on their due dates, and all Contract charges been made. See CHARGES AND EXPENSES, page 10.


ALLOCATION OF PREMIUMS

On the Contract date, a $2 processing charge and the charge for taxes attributable to premiums are deducted from the initial premium, and the first monthly deductions are made. See CHARGES AND EXPENSES, page 10. The remainder of the initial scheduled premium will be allocated on the Contract date among the subaccounts, the fixed-rate option or the Real Property Account according to the desired allocation specified in the application form. The invested portion of any part of the first premium in excess of the scheduled initial premium, as well as the invested portion of all subsequent premiums, are placed in the selected investment option[s] on the date of receipt at a Home Office, but not earlier than the Contract date. Thus, to the extent that the receipt of the first premium precedes the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. The $2 per payment charge and the charge for taxes attributable to premiums also apply to all subsequent premium payments; the remainder will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation previously designated by the Contract owner. Provided the Contract is not in default, Contract owners may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning that Home Office, provided the Contract owner is enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Additionally, a feature called Dollar Cost Averaging ("DCA") is available to Contract owners. Under this feature, premiums may be allocated to the portion of the Money Market subaccount used for this feature (the "DCA account"), and designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if $5,000 is designated, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Prudential's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

Currently, the amount initially designated to DCA must be at least $2,000. This minimum is subject to change at Prudential's discretion. After DCA has been established and as long as the DCA account has a positive balance, Contract owners may allocate or transfer amounts to the DCA account, subject to the limitations on premium payments and transfers generally. In addition, if premiums are paid on an annual or semi-annual basis, and the Contract owner has already established DCA, the premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly

Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If the Contract has outstanding premium allocation to the DCA account, but the DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently, there is no charge for using the DCA feature.

TRANSFERS

If the Contract is not in default, or if the Contract is in force as variable reduced paid-up insurance (see OPTIONS ON LAPSE, page 23), the owner may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option or to the Real Property Account. Currently, you may make additional transfers with our consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred. A Contract owner who wishes to convert his or her variable Contract to a fixed-benefit Contract may do so by requesting a transfer of the entire amount held under the Contract to the fixed-rate option and by changing his or her allocation instructions regarding future premiums.

Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. The Contract owner may transfer amounts by proper written notice to a Home Office, or by telephone, provided the Contract owner is enrolled to use the Telephone Transfer System. A Contract owner will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or the Contract owner elects not to have this privilege. Telephone transfers may not be available on policies that are assigned, see ASSIGNMENT, page 24, depending on the terms of the assignment. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. Prudential will not be held liable for following telephone instructions that it reasonably believes to be genuine. Prudential cannot guarantee that owners will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

On the liquidation date of a Zero Coupon Bond Subaccount, all the shares held by it in the corresponding portfolio of the Series Fund will be redeemed and the proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the Contract owner directs that it be transferred to another subaccount. A transfer that occurs upon the liquidation date of a Zero Coupon Bond Subaccount will not be counted as one of the four permissible transfers in a Contract year.

Transfers from the fixed-rate option to the subaccounts or the Real Property Account are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. These limits are subject to change in the future. Transfers from the Real Property Account are also subject to restrictions, and these restrictions are described in the attached prospectus for that investment option.

Prudential may, on a non-discriminatory basis, permit the owner of a Custom APPRECIABLE LIFE insurance policy issued by Prudential (a Custom APPRECIABLE LIFE policy is a general account, universal life type policy with guaranteed minimum values) to exchange his or her policy for a comparable Custom VAL Contract with the same Contract date, scheduled premiums, and Contract fund. No charge will be made for the exchange. There is no new "free look" right when a Custom APPRECIABLE LIFE contract owner elects to exchange his or her policy for a comparable Custom VAL Contract.

Although Prudential does not give tax advice, Prudential does believe, based on its understanding of federal income tax laws as currently interpreted, that the original date exchange of a Custom APPRECIABLE LIFE contract for a Custom VAL Contract should be considered to be a tax-free exchange under the Internal Revenue Code of 1986 as amended. It should be noted, however, that the exchange of a Custom APPRECIABLE LIFE contract for a Custom VAL Contract may impact the status of the Contract as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 21. A contract owner should consult with his or her tax advisor and Prudential representative before making an exchange.

CHARGES AND EXPENSES

The total amount invested at any time under the Contract (the "Contract fund") consists of the sum of the amount credited to the subaccounts, the amount held in the Real Property Account, the amount allocated to the fixed-rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See CONTRACT LOANS, page 20. Most charges, although not all, are made by reducing the Contract fund.

Every charge made by Prudential under the Contract is described below.

 1. A charge is deducted from each premium payment for taxes attributable to premiums. For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. The state premium tax rates generally range from 0.75% to 5% (but in some instances may exceed 5%). A charge, currently in the amount of 1.25% of premiums is deducted for the purpose of recovering a portion of Prudential's federal income tax burden that is determined solely by the amount of premiums received; this charge is not imposed on Contracts issued in connection with tax-qualified pension plans. Prudential believes that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. The charge for taxes attributable to premiums in the first Contract year is determined by the residence of the insured which is the state and locality shown as the insured's address in the application. Thereafter, in preparing the billing notice sent out before each Contract anniversary, Prudential will determine the applicable charge for taxes attributable to premiums based on Prudential's records of the insured's address. That charge will apply to all premium payments for the following Contract year. During 1996, 1995 and 1994, Prudential received a total of approximately $134,000, $131,000 and $116,000, respectively, in charges for payment of premium taxes.

 2. There is an administrative charge of $2 deducted from each premium payment to cover the cost of collecting and processing premiums. Thus, Contract owners who pay premiums annually will incur lower aggregate processing charges than those who pay premiums more frequently. During 1996, 1995 and 1994, Prudential received a total of approximately $38,000, $29,000 and $31,000, respectively, in processing charges.

 3. On each Monthly date, the Contract fund is reduced by $6 per Contract plus $0.01 per $1,000 for face amounts exceeding $100,000, to compensate Prudential for administrative expenses incurred, among other things, in processing claims, paying cash surrender values and death benefits, making Contract changes, keeping records, and communicating with Contract owners. Prudential currently intends to cap this charge at $15. This monthly administrative charge will not be made if the Contract has been continued in force pursuant to an option on lapse. During 1996, 1995 and 1994, Prudential received a total of approximately $74,000, $72,000 and $67,000, respectively, in monthly administrative charges. Prudential reserves the right to increase this charge to no greater than $3 plus $0.03 per $1,000 of face amount of insurance, but it will not be increased to any amount greater than actually needed to recover the expenses described above.

 4. There is a charge to compensate Prudential for the cost of selling the Contract. This cost includes sales commissions, advertising, and the printing of prospectuses and sales literature. This charge is called the "sales load" and consists of two parts: (1) a charge deducted monthly from the Contract fund, which Prudential currently intends to make only during the first 5 Contract years; and (2) a charge assessed upon lapse or surrender if that occurs during the first 10 Contract years.

    Subject to the limitations discussed below, on each Monthly date, Prudential reduces the Contract fund by an amount equal to 0.5% of the Contract's "primary annual premium," which is the gross annual scheduled premium that would be payable if the Contract owner had elected to pay premiums annually, reduced by the sum of the charges for taxes attributable to premiums and $38 as well as by any extra premiums for riders or because the insured is classified as high-risk. This deduction is made without regard to whether the Contract owner is paying premiums annually or more frequently. The deduction is lower for Contracts issued on insureds over 60 years of age. Prudential does not intend to make this monthly charge after the Contract has been in force for 5 years, but it reserves the right to do so.

    The second part of the sales load is made only if the Contract lapses or is surrendered during the first 10 Contract years, or if a withdrawal is made under a Form A Contract during that 10-year period. Moreover, this charge will be reduced for Contracts that are in force for more than 5 years. For this reason this charge is sometimes described as a "contingent deferred sales load" and its amount is determined as follows. Every Contract has associated with it a Guideline Annual Premium ("GAP"). That is an amount, generally significantly larger than the initial annual scheduled premium for the Contract, which is determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission ("SEC"). The maximum aggregate sales load that Prudential will charge (that is, the sum of the first part of the charge, the monthly sales load deduction, and the second part, the sales charge payable upon surrender or lapse) will not be more than 30% of the premiums actually paid until those premiums total one guideline annual premium, plus no more than 9% of the next premiums paid until total premiums are equal to five guideline annual premiums. During 1996, 1995 and 1994, Prudential received a total of approximately $560,000, $564,000 and $504,000, respectively, in sales load charges.

 5. On each Monthly date, the Contract fund is reduced by a charge of not more than $0.01 per $1,000 of face amount of insurance to compensate Prudential for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit so long as scheduled premiums are paid on or before the due date or during the grace period. This charge will not be made if the Contract has been continued in force pursuant to an option on lapse. During 1996, 1995 and 1994, Prudential received a total of approximately $66,000, $40,000 and $56,000, respectively, for this risk charge.

 6. Prudential deducts a mortality charge from the Contract fund on each Monthly date. When an insured dies, the amount paid to the beneficiary is larger than the Contract fund, significantly larger if the insured dies in the early years of a Contract. The mortality charges are designed to enable Prudential to pay this larger death benefit. The charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract fund) by a rate based upon the insured's sex (except where unisex rates apply) and current attained age, and the anticipated mortality for that class of persons. The maximum rate that Prudential may charge is based upon the non-smoker/smoker 1980 CSO Tables. However, Prudential has determined that a lesser amount than that called for by these mortality tables will be adequate to defray anticipated death benefits for insureds of particular ages and is now making a lower mortality charge for such persons. Prudential reserves the right to charge full mortality charges that are no higher than those based on the 1980 CSO Tables described above. Persons who are in a substandard risk classification will be assessed an additional charge. The current lower mortality charges are not applicable to Contracts in force pursuant to an option on lapse. See OPTIONS ON LAPSE, page 23.

 7. A charge is made to compensate Prudential for assuming mortality and expense risks. This is done by deducting daily, from the assets of each of the subaccounts and/or the Real Property Account (the "variable investment options"), a percentage of those assets equivalent to an effective annual rate of up to 0.6%. Prudential has reserved the right, however, to increase this charge to 0.9%. The mortality risk assumed is that insureds may live for a shorter period of time than Prudential estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Prudential estimated in fixing its administrative charges. Should either of these developments occur, Prudential has guaranteed that the death benefits and cash surrender values promised by the Contract will not be reduced. During 1996, 1995 and 1994, Prudential received a total of approximately $209,000, $155,000 and $126,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.

 8. There is an administrative charge to compensate Prudential for expenses incurred in connection with the issuance of the Contract, other than sales expenses. This charge is equal to $5 for each $1,000 of face amount of insurance. This charge is made to cover the costs of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing records relating to the Contract. However, this charge will not be made unless the Contract lapses or is surrendered within the first 10 Contract years. In addition, the charge will be reduced for Contracts that lapse or are surrendered before the Contract's tenth anniversary but after the fifth anniversary, declining daily at a constant rate so that the charge disappears on the tenth anniversary. During 1996, 1995 and 1994, Prudential received a total of approximately $47,000, $35,000 and $47,000, respectively, from surrendered or lapsed Contracts. Prudential does not expect to make a profit on this charge.

    The charge made upon lapse or surrender during the first 10 Contract years may, under certain circumstances, be less than the sum of the charge described above and the second part of the sales load described in item 4. The Contract sets forth the maximum surrender charges that will be made during the first 10 Contract years and that maximum will control if it is less than the sum of those two charges.

 9. An administrative processing charge equal to the lesser of $15 or 2% of the amount withdrawn will be made in connection with each withdrawal of excess cash surrender value of a Contract. See WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 15. Prudential currently waives this charge if the withdrawal is used to pay premiums on an automatic basis but reserves the right to make this charge even in that situation.

10. An administrative processing charge of $15 may be made in connection with each decrease in face amount. See DECREASES IN FACE AMOUNT, page 17. This charge and the charge in item 9 are intended to recover only the actual cost of processing these transactions.

11. If the Contract includes riders, Prudential deducts any charges applicable to those riders from the Contract fund on each Monthly date. In addition, Prudential will deduct on each Monthly date any extra charge incurred because of the rating class of the insured.

12. An investment advisory fee is deducted daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

    The total expenses of each portfolio for the year 1996 expressed as a percentage of the average assets during the year are shown below:

--------------------------------------------------------------------------------
                               INVESTMENT    OTHER EXPENSES      TOTAL EXPENSES
                                ADVISORY     (AFTER EXPENSE      (AFTER EXPENSE
         PORTFOLIO                FEE        REIMBURSEMENT)*     REIMBURSEMENT)*
--------------------------------------------------------------------------------
MONEY MARKET                     0.40%           0.04%               0.44%
DIVERSIFIED BOND                 0.40%           0.05%               0.45%
GOVERNMENT INCOME                0.40%           0.06%               0.46%
ZERO COUPON BOND 2000            0.40%           0.00%*              0.40%*
ZERO COUPON BOND 2005            0.40%           0.00%*              0.40%*
CONSERVATIVE BALANCED            0.55%           0.04%               0.59%
FLEXIBLE MANAGED                 0.60%           0.04%               0.64%
HIGH YIELD BOND                  0.55%           0.08%               0.63%
STOCK INDEX                      0.35%           0.05%               0.40%
EQUITY INCOME                    0.40%           0.05%               0.45%
EQUITY                           0.45%           0.05%               0.50%
PRUDENTIAL JENNISON              0.60%           0.06%               0.66%
SMALL CAPITALIZATION STOCK       0.40%           0.16%               0.56%
GLOBAL                           0.75%           0.17%               0.92%
NATURAL RESOURCES                0.45%           0.07%               0.52%
--------------------------------------------------------------------------------

     * In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. Prudential, on a non-guaranteed basis, makes daily adjustments that will offset the effect on Contract owners of some of these expenses incurred by certain portfolios. Prudential currently makes such adjustments to ensure that the portfolio expenses indirectly borne by a Contract owner investing in: (1) the Zero Coupon Bond Portfolios will not exceed the investment management fee; and: (2) the High Yield Bond, Stock Index, Equity Income, and Natural Resources Portfolios will not exceed the investment management fee plus 0.1% of the average daily net assets of the portfolio. Without such adjustments the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.52% for the Zero Coupon Bond Portfolio 2000 and 0.53% for the Zero Coupon Bond Portfolio 2005 during 1996. No such adjustments were necessary for the High Yield Bond, Stock Index, Equity Income and Natural Resources Portfolios in 1996. Prudential intends to continue making these adjustments in the future, although it retains the right to stop doing so.

13. Although the Account is registered as a unit investment trust, it is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Prudential. No charge is currently being made to the Account for company federal income taxes. Prudential will review the question of a charge to the Account for company federal income taxes periodically. Such a charge may be made in future years for any Company federal income taxes that would be attributable to the Account.

    Under current law, Prudential may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Prudential that are attributable to the Account may result in a corresponding charge against the Account.

14. The investment management fee and other expenses charged against the Real Property Account are described in the attached prospectus for that investment option.

In several instances Prudential uses the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Prudential is entitled to make under the Contract. The "current charge" is the lower amount that Prudential is now charging. However, if circumstances change, Prudential reserves the right to increase each current charge, up to but to no more than the maximum charge, without giving any advance notice.

REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS

Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts; (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts; (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis. Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.


HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY

The Contract's cash surrender value on any date will be the Contract fund, defined under CHARGES AND EXPENSES on page 10, reduced by the deferred sales and administrative charges, if any, and by any Contract debt. The Contract fund value changes daily, reflecting increases or decreases in the value of the Series Fund portfolios in which the assets of the subaccount[s] have been invested, the performance of the Real Property Account if that option has been selected, interest credited on any amounts allocated to the fixed-rate option, and by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract fund value also changes to reflect the receipt of additional premium payments and the monthly deductions described in the preceding section. Upon request, Prudential will tell a Contract owner the cash surrender value of his or her Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance, even if a Contract owner continues to pay scheduled premiums when due.

The tables on pages T1 through T8 of this prospectus illustrate approximately what the cash surrender values would be for representative Contracts with typical premium schedules, assuming uniform hypothetical investment results in the selected Series Fund portfolio[s]. The tables also show the maximum scheduled premium for the period following the anniversary after the insured's 65th birthday, for each illustrated Contract under each of the assumed investment returns.

HOW A FORM A CONTRACT'S DEATH BENEFIT WILL VARY

As noted above, there are two Forms of the Contract, Form A and Form B. The death benefit under a Form B Contract varies with investment performance while the death benefit under a Form A Contract does not, unless it must be increased to comply with the Internal Revenue Code.

Under a Form A Contract, the guaranteed minimum death benefit is equal to the face amount of insurance, reduced by any Contract debt. See CONTRACT LOANS, page
20. If the Contract is kept in force for several years and if investment performance is reasonably favorable, the Contract fund value may grow to the point where Prudential will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form A Contract will always be the greater of (1) the guaranteed minimum death benefit; and (2) the Contract fund divided by the "net single premium" per $1 of death benefit at the insured's attained age on that date. The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. The following table of illustrative net single premiums for $1 of death benefit under Contracts issued on insureds in the preferred rating class shows, for insureds of several ages, how much the death benefit will be affected by a $1 change in the value of the Contract fund, at a time when the death benefit becomes greater than the guaranteed minimum.


----------------- ----------------- -------------------------       --------------- ---------------- -------------------------
      MALE           NET SINGLE      INCREASE IN INSURANCE              FEMALE        NET SINGLE      INCREASE IN INSURANCE
  ATTAINED AGE        PREMIUM        AMOUNT PER $1 INCREASE          ATTAINED AGE       PREMIUM       AMOUNT PER $1 INCREASE
                                        IN CONTRACT FUND                                                 IN CONTRACT FUND
----------------- ----------------- -------------------------       --------------- ---------------- -------------------------
       25              .17000                $ 5.88                       25            .15112                $ 6.62
       35              .23700                $ 4.22                       35            .21127                $ 4.73
       55              .45209                $ 2.21                       55            .40090                $ 2.49
       65              .59468                $ 1.68                       65            .53639                $ 1.86
----------------- ----------------- -------------------------       --------------- ---------------- -------------------------

This means, for example, that if the Contract of a man who has reached the age of 55 has a Contract fund of $100,000, the death benefit will be $221,000, even though the original face amount was $200,000. Whenever the death benefit is determined in this way, Prudential reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of 2 years' scheduled premiums or the average of all premiums paid over the last 5 years will generally be allowed.

HOW A FORM B CONTRACT'S DEATH BENEFIT WILL VARY

Under a Form B Contract, the death benefit, if premiums are paid when due or in advance, will never be less than the initial face amount but will also vary, immediately after it is issued, with the investment results of the selected investment options. Generally speaking, a net investment return of more than 4% will cause the death benefit to increase and a lower return will cause it to decrease, but not lower than the guaranteed minimum. More specifically, each Contract contains a table that sets forth a "tabular Contract fund value" as of the end of each of the first 20 years of the Contract. Tabular Contract fund values between Contract anniversaries are determined by interpolation. The "tabular Contract fund value" for each Contract year is an amount that is slightly less than the Contract fund value that would result as of the end of such year if only scheduled premiums were paid, they were paid when due, the selected investment options earned a net return at a uniform rate of 4% per year, full mortality charges based upon the 1980 CSO Table were deducted, maximum sales load and expense charges were deducted, and there were no Contract debt. The death benefit under a Form B Contract with no withdrawals will be equal to the face amount whenever the Contract fund is equal to or less than the tabular Contract fund value.

If, because investment results are greater than a net return of 4%, or greater than scheduled premiums are paid, or smaller than maximum charges are made (reflecting Prudential's current practice), the Contract fund value is greater than the tabular Contract fund value, then the death benefit will be the face amount plus the amount of the difference. If, because investment results are less favorable than a net return of 4%, the Contract fund value is less than the tabular Contract fund value, the death benefit will not fall below the initial face amount stated in the Contract; however, this unfavorable investment experience must first be offset by favorable performance or by lower charges or additional payments that bring the Contract fund up to the tabular Contract fund level before subsequent favorable investment results or additional payments will increase the death benefit. The death benefit does reflect a deduction for the amount of any Contract debt. See CONTRACT LOANS, page 20.

As is the case under a Form A Contract, the Contract fund of a Form B Contract could grow to the point where it is necessary to increase the death benefit by an even greater amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form B Contract will always be the greatest of (1) the face amount plus the Contract fund minus the tabular Contract fund value; (2) the guaranteed minimum death benefit; and (3) the Contract fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date.

If the net investment return in the selected investment option[s] is greater than 4%, the Contract fund and cash surrender value for a Form B Contract can be expected to be less than the Contract fund and cash surrender value for a Form A Contract with identical premiums and investment experience. This is because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance.

FLEXIBILITY AS TO PAYMENT OF PREMIUMS

In addition to being able to establish the premium schedule under the Contract, the Contract owner enjoys considerable flexibility with respect to the payment of premiums. The owner may, if desired, pay greater than scheduled premiums. Conversely, payment of a scheduled premium need not be made if the Contract fund is sufficiently large to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page 23. In general, Prudential will accept any premium payment if the payment is at least $25. Prudential does reserve the right, however, to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation. There may, however, be a disadvantage if substantial premium payments are made. The federal income tax laws, discussed more fully under TAX TREATMENT OF CONTRACT BENEFITS on page 21, may impose an income tax, as well as a penalty tax, upon distributions to contract owners under life insurance contracts that are classified as Modified Endowment Contracts. This Contract will not be so classified if scheduled premiums are paid or, generally, even if additional premiums are paid that are not substantially higher. It is possible, however, to make premium payments that are high enough to cause the Contract to fall into that classification. A Contract owner should consult with his or her Prudential representative before making a large premium payment.

PARTICIPATION IN DIVISIBLE SURPLUS

The Contract is eligible to be credited with part of Prudential's divisible surplus attributable to the Contracts ("dividends"), as determined annually by Prudential's Board of Directors. However, Prudential does not expect to pay any dividends to Contract owners of the Contracts while they remain in force because it intends instead, if experience indicates that charges will be greater than needed to cover expenses, or if mortality experience turns out to be more favorable than expected, to distribute the portion of the divisible surplus attributable to the Contract by reducing the charges. No dividends will be paid, as such, but the Contract fund and cash surrender values will be increased. If a Contract is kept in force for a number of years, there may be a termination dividend added to the proceeds payable upon death or surrender.

SURRENDER OF A CONTRACT

A Contract may be surrendered for its cash surrender value while the insured is living. In addition, a partial surrender may also be available. The Contract will set forth, in addition to the initial face amount of insurance, a minimum face amount to which the face amount may be reduced. That minimum face amount will depend upon the premium schedule selected initially by the Contract owner, but it will never be less than $200,000.

A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued in force on the same terms as in the original Contract, except that the premium schedule, the cash surrender value and the guaranteed minimum death benefit will all be proportionately reduced based upon the reduction in the face amount of insurance. The Contract continued in force will be amended to show the new face-amount, premium schedule, tabular values, monthly charges and, if applicable, the new deferred sales and administrative charges.

To surrender a Contract in whole or in part, the owner must deliver or mail it, together with a written request in a form that meets Prudential's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (which will take into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

WITHDRAWAL OF EXCESS CASH SURRENDER VALUE

Under certain circumstances, a Contract owner may withdraw a portion of the Contract's cash surrender value without surrendering the Contract in whole or in part. The amount that a Contract owner may withdraw is limited by the requirement that the Contract fund after withdrawal must not be less than the tabular Contract fund value and, if there is any Contract debt outstanding, the requested withdrawal must not reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. An owner may make no more than four such withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 or 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Prudential will tell a Contract owner how much he or she may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

Under a Form A Contract, the face amount of insurance will be reduced, but not by more than the amount of the withdrawal. No partial withdrawal will be permitted under a Form A Contract if it would result in a new face amount of less than a minimum amount, which will be set forth in the Contract. It is important to note, however, that if the face amount is decreased at any time during the first 7 Contract years, there is danger that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 21. Before making any withdrawal which causes a decrease in face amount, a Contract owner should consult with his or her Prudential representative. Also, if a withdrawal under a Form A Contract is made before the end of the tenth year, the Contract fund may be reduced not only by the amount withdrawn but also by a proportionate amount of any surrender charges that would be made if the Contract were surrendered. The proportion is based on the percentage reduction in face amount. Form A Contract owners who make a partial withdrawal will be sent replacement Contract pages showing the new face amount, new premium schedule, maximum surrender charges, tabular values, and monthly deductions.

Under a Form B Contract, the cash surrender value and Contract fund value are reduced by the amount of the withdrawal, and the death benefit is, accordingly, also reduced. Neither the guaranteed face amount of insurance nor the amount of scheduled premiums will be changed due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed upon a withdrawal under a Form B Contract.

Withdrawal of part of the cash surrender value increases the risk that the Contract fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if scheduled premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Prudential treats withdrawals as a return of premium.

INCREASES IN FACE AMOUNT

Another attractive feature of this Contract is that an owner who wishes to increase the amount of his or her insurance may do so by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Prudential. An increase in face amount is in many ways similar to the purchase of a second Contract, but it differs in the following respects: the minimum permissible increase is $100,000, while the minimum for a new Contract is $200,000; monthly fees are lower because only a single $6 per month administrative charge is made rather than two; a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges; and the Contract will lapse as a unit, unlike the case if two separate Contracts are purchased. These differences aside, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher scheduled premiums in exchange for greater insurance benefits.

A Contract owner may elect to increase the face amount of his or her Contract no earlier than the first anniversary of the Contract. The following conditions must be met: (1) the owner must ask for the increase in writing on an appropriate form; (2) the amount of the increase in face amount must be at least $100,000; (3) the insured must supply evidence of insurability for the increase satisfactory to Prudential; (4) if Prudential requests, the owner must send in the Contract to be suitably endorsed; (5) the Contract must not be in default on the date the increase takes effect; (6) the owner must pay an appropriate premium at the time of the increase; (7) Prudential has the right to deny more than one increase in a Contract year; and (8) if Prudential has, between the Contract date and the date that any requested increase in face amount will take effect, changed any of the bases on which benefits and charges are calculated under newly issued Contracts, Prudential has the right to deny the increase.

Upon an increase in face amount, Prudential will, after consulting with the Contract owner, establish a new premium schedule, and new tabular values. Subsequent monthly deductions from the Contract fund will reflect the fact that the face amount has been increased. The Contract owner has a choice, limited only by applicable state law, as to whether these changes will be made as of the prior or next Contract anniversary. There will be a payment required on the date of increase; the amount of the payment will depend, in part, on which Contract anniversary the Contract owner selects for the recomputation. Prudential will tell the owner the amount of the required payment. It should also be noted that an increase in face amount may impact the status of the Contract as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 21. Therefore, before increasing the face amount, a Contract owner should consult with his or her Prudential representative.

Provided the increase is approved, the new insurance will take effect once the proper forms, any medical evidence necessary to underwrite the additional insurance and any amount needed by the company have been received.

For the purpose of determining the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated as if there were two separate Contracts, a "base Contract" representing the Contract before the increase and an "incremental Contract" representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the Guideline Annual Premium ("GAP") of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in force for 5 years, although Prudential reserves the right to continue to make this deduction thereafter. Similarly, the amount, if any, of sales charges upon lapse or surrender and the application of the overall limitation upon sales load, described under CHARGES AND EXPENSES on page 10, will be determined as explained in that section as if there were two Contracts rather than one. Moreover, the contingent deferred administrative charge is also determined as if there were two separate Contracts. Thus, an owner considering an increase in face amount should be aware that such an increase will entail charges, including periodic sales load deductions and possible sales and administrative charges on a subsequent surrender or lapse, comparable to the purchase of a new Contract.

Each Contract owner who elects to increase the face amount of his or her Contract will be granted a "free-look" right which will apply only to the increase in face amount, not the entire Contract. The right is comparable to the right afforded to a purchaser of a new Contract. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 6. The "free-look" right has to be exercised no later than 45 days after execution of the application for the increase or, if later, within 10 days after either receipt of the Contract as increased, or receipt of the withdrawal right notice by the owner. Upon exercise of the "free-look" right, the owner will receive a refund in the amount of the aggregate premiums paid since the increase was requested and attributable to the increase, not the base Contract, as determined pursuant to the proportional premium allocation rule described above. There will be no adjustment for investment experience. All charges deducted after the increase will be reduced to what they would have been had no increase been effected. A Contract owner may transfer the total amount attributable to the increase in face amount from the subaccounts or the Real Property Account to the fixed-rate option.

Prudential will supply the Contract owner with pages which show the increased face amount, the effective date of the increase, and the items described two paragraphs above that have changed. The pages will also describe how the increase in face amount affects the various provisions of the Contract, including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see OTHER GENERAL CONTRACT PROVISIONS, page 24) will run from the effective date of the increase.

DECREASES IN FACE AMOUNT

As explained earlier, a Contract owner may effect a partial surrender of a Contract, (see SURRENDER OF A CONTRACT, page 15), or a partial withdrawal of excess cash surrender value, (see WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 15). A Contract owner also has the additional option of decreasing the face amount (which is also the guaranteed minimum death benefit) of his or her Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will thus be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance, without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). The Contract's Contract fund value, however, will be reduced by a proportionate part of any sales and administrative charges that would be payable if the Contract had been surrendered, that is, if this withdrawal is made before the Contract's tenth anniversary or, if the face amount had previously been increased, before the tenth anniversary after that increase. The premium schedule for the Contract will also be revised and reduced. The Contracts of owners who exercise the right to reduce the face amount will be amended to show the new face amount, tabular values, scheduled premiums, monthly charges and, if applicable, the remaining deferred sales and administrative charges.

No decreases in face amount will be permitted in the first Contract year. The minimum permissible decrease is $10,000. The minimum amount to which the face amount may be decreased is set forth in the Contract and it may be possible in some cases, after discussion with a Home Office, to reduce the face amount even further. If such a decrease is made, the new premium schedule and tabular values will not be reduced in the same proportion as that the reduced face amount bears to the initial face amount. No reduction will be permitted if it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.

It is important to note, however, that if the face amount is decreased at any time during the first 7 Contract years, there is a danger that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 21. Before requesting any decrease in face amount, a Contract owner should consult with his or her Prudential representative.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within 7 days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Prudential may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in force as fixed reduced paid-up insurance or as extended term insurance, Prudential expects to pay the cash surrender value promptly upon request. However, Prudential has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Prudential will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT

Contract applicants may elect to add the LIVING NEEDS BENEFIT_ to their Contracts at issue. The benefit may vary state-by-state, and a Prudential representative should be consulted as to what extent the benefit is available in a particular state and on any particular Contract.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows the Contract owner to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Prudential representative should be consulted as to whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Prudential reserves the right to determine the minimum amount that may be accelerated.

The LIVING NEEDS BENEFIT is available only to the extent regulatory approval has been obtained. If desired by a Contract owner, the benefit must be requested on the Contract's application. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Prudential can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the recently enacted Health Insurance Portability and Accountability Act of 1996 excludes from income the LIVING NEEDS BENEFIT if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). Contract owners should consult a qualified tax advisor before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.


ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables have been prepared to help show how values under the Contract change with investment performance of the Account. It is assumed that no portion of the Contract fund is allocated to the fixed-rate option or the Real Property Account. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales load and administrative charges, if any) and death benefits of Contracts issued on an insured of a given age would vary over time if the gross investment return on the assets held in the Series Fund portfolios were at uniform, after tax, annual rates of 0%, 6%, and 12% and if exactly the premiums under differing premium schedules were paid. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years. The tables also provide information about premiums payable on and after the anniversary following the insured's 65th birthday.

The death benefits and cash surrender values shown in the first four tables on pages T1 through T4 are approximately those likely to be provided under the Contract for the uniform hypothetical rates of return shown in these tables upon the assumption that Prudential continues to make the insurance and administrative charges that it is currently making. They also assume that termination dividends will be paid and that the Contract fund will reflect a reduction of charges Prudential currently applies to existing contracts and expects to apply to this Contract. See PARTICIPATION IN DIVISIBLE SURPLUS, page
15. However, there is no guarantee as to the amount, if any, of termination dividends that will be paid under a Contract. The death benefits and cash surrender values shown in the next four tables on pages T5 through T8 are calculated upon the assumption that the maximum mortality charges specified by the 1980 CSO Table and maximum expense charges will be made throughout the life of the Contract, and that no termination dividends are paid and no reduction of charges will be made.

The amounts shown for the death benefit and cash surrender value as of each Contract year reflect the fact that the net investment return of the assets held in the subaccounts is lower than the gross, after-tax return of the Series Fund's portfolios. Rather than including a separate table for each portfolio, it is assumed that the investment management fee and other estimated Series Fund expenses total 0.53%. The 0.53% figure is based on an average of the current investment management fees of the fifteen available portfolios and an analysis of historical operating expenses other than investment management fees, taking into account applicable expense offsets described earlier in this prospectus. Actual fees and expenses of the portfolios associated with a Contract may be more or less than 0.53%, will vary from year to year, and, for any particular Contract owner, will depend on how the Contract fund is allocated. In addition, the tables reflect the daily charge to the Account for assuming mortality and expense risks, which, is equivalent to an effective annual charge of 0.6% and on a maximum basis is 0.9%. The tables show in the headings both the gross and the corresponding net return. It is assumed that no charges for federal or state income taxes are made against the Account (other than "taxes attributable to premiums"). The tables assume that the insured is in the preferred rating class, and the charge for federal, state and local taxes attributable to premiums is 3.25%.

Upon request, Prudential will furnish a comparable hypothetical illustration based on the proposed insured's age and sex (except where unisex rates apply), and on the requested face amount and selected premium schedules. The illustrations can be prepared upon the assumptions that the insured is in the preferred or standard rating class or in a different risk classification, and can assume that annual, semi-annual, quarterly or monthly premiums are paid.

                                  ILLUSTRATIONS

                                  -------------

                       CUSTOM VAL LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $300,000 GUARANTEED DEATH BENEFIT
                     RATE SCHEDULE WITH HIGH INITIAL ANNUAL
                         PREMIUM OF $1,987.60 RISING TO
                      $3,983.46 AT AGE 64, MAXIMUM PREMIUM
                        AGE 65 AND LATER -- $15,664.08(1)
                        USING CURRENT CONTRACTUAL CHARGES


                                                     DEATH BENEFIT (2)                    CASH SURRENDER VALUE (2)
                                          ---------------------------------------  ---------------------------------------
                                           ASSUMING HYPOTHETICAL GROSS (AND NET)    ASSUMING HYPOTHETICAL GROSS (AND NET)
                            PREMIUMS            ANNUAL INVESTMENT RETURN OF              ANNUAL INVESTMENT RETURN OF
    END OF               ACCUMULATED AT   ---------------------------------------  ---------------------------------------
    POLICY     ANNUAL     4% INTEREST       0% GROSS     6% GROSS     12% GROSS      0% GROSS     6% GROSS     12% GROSS
     YEAR      PREMIUM    PER YEAR (1)    (-1.13% NET)  (4.87% NET)  (10.87% NET)  (-1.13% NET)  (4.87% NET)  (10.87% NET)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,988      $  2,067        $300,000     $300,000    $  300,000      $      0     $      0    $        0
       2       $ 1,997      $  4,227        $300,000     $300,000    $  300,000      $      0     $    258    $      531
       3       $ 2,010      $  6,486        $300,000     $300,000    $  300,000      $  1,066     $  1,575    $    2,129
       4       $ 2,025      $  8,852        $300,000     $300,000    $  300,000      $  2,103     $  2,940    $    3,888
       5       $ 2,039      $ 11,327        $300,000     $300,000    $  300,000      $  3,104     $  4,352    $    5,825
       6       $ 2,058      $ 13,920        $300,000     $300,000    $  300,000      $  4,590     $  6,336    $    8,483
       7       $ 2,078      $ 16,637        $300,000     $300,000    $  300,000      $  6,206     $  8,542    $   11,534
       8       $ 2,098      $ 19,485        $300,000     $300,000    $  300,000      $  7,777     $ 10,798    $   14,830
       9       $ 2,121      $ 22,470        $300,000     $300,000    $  300,000      $  9,307     $ 13,109    $   18,400
      10       $ 2,146      $ 25,600        $300,000     $300,000    $  300,000      $ 10,789     $ 15,473    $   22,270
      15       $ 2,311      $ 43,745        $300,000     $300,000    $  300,000      $ 14,645     $ 25,336    $   44,641
      20       $ 2,607      $ 67,124        $303,230     $303,230    $  303,230      $ 20,499     $ 40,547    $   86,280
      25       $ 3,107      $ 97,892        $306,458     $306,458    $  306,458      $ 27,071     $ 60,673    $  158,408
 30 (AGE 65)   $ 3,983      $139,242        $306,450     $306,450    $  463,783      $ 29,507     $ 83,182    $  278,417
      35       $15,664      $257,645        $307,180     $307,180    $  689,040      $ 84,133     $151,775    $  462,417
      40       $15,664      $401,699        $307,870     $324,432    $1,023,642      $131,948     $241,148    $  756,403
      45       $15,664      $576,964        $308,476     $438,746    $1,529,347      $172,079     $351,603    $1,221,325

   (1)  FOR A HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%, THE PREMIUM AFTER AGE
        65 WILL BE $15,664.08. FOR A GROSS RETURN OF 6%, THE PREMIUM AFTER AGE
        65 WILL BE $11,080.63. FOR A GROSS RETURN OF 12%, THE PREMIUM AFTER AGE
        65 WILL BE $1,987.60. THE PREMIUMS ACCUMULATED IN COLUMN 3 ARE THOSE
        PAYABLE IF THE GROSS INVESTMENT RETURN IS 0%. FOR AN EXPLANATION OF WHY
        THE SCHEDULED PREMIUM MAY SIGNIFICANTLY INCREASE AFTER AGE 65, SEE
        PREMIUMS.

   (2)  ASSUMES NO CONTRACT LOAN HAS BEEN MADE.


   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       T1

                       CUSTOM VAL LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $300,000 GUARANTEED DEATH BENEFIT
                     RATE SCHEDULE WITH HIGH INITIAL ANNUAL
                         PREMIUM OF $1,987.60 RISING TO
                      $3,983.46 AT AGE 64, MAXIMUM PREMIUM
                        AGE 65 AND LATER -- $15,664.08(1)
                        USING CURRENT CONTRACTUAL CHARGES


                                                     DEATH BENEFIT (2)                    CASH SURRENDER VALUE (2)
                                          ---------------------------------------  ---------------------------------------
                                           ASSUMING HYPOTHETICAL GROSS (AND NET)    ASSUMING HYPOTHETICAL GROSS (AND NET)
                            PREMIUMS            ANNUAL INVESTMENT RETURN OF              ANNUAL INVESTMENT RETURN OF
    END OF               ACCUMULATED AT   ---------------------------------------  ---------------------------------------
    POLICY     ANNUAL     4% INTEREST       0% GROSS     6% GROSS     12% GROSS      0% GROSS     6% GROSS     12% GROSS
     YEAR      PREMIUM    PER YEAR (1)    (-1.13% NET)  (4.87% NET)  (10.87% NET)  (-1.13% NET)  (4.87% NET)  (10.87% NET)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,988      $  2,067        $300,027     $300,119    $  300,212      $      0     $      0    $        0
       2       $ 1,997      $  4,227        $300,000     $300,258    $  300,531      $      0     $    155    $      428
       3       $ 2,010      $  6,486        $300,000     $300,413    $  300,965      $    862     $  1,369    $    1,921
       4       $ 2,025      $  8,852        $300,000     $300,591    $  301,535      $  1,897     $  2,730    $    3,675
       5       $ 2,039      $ 11,327        $300,000     $300,792    $  302,257      $  2,925     $  4,166    $    5,631
       6       $ 2,058      $ 13,920        $300,000     $301,096    $  303,229      $  4,580     $  6,315    $    8,448
       7       $ 2,078      $ 16,637        $300,000     $301,430    $  304,398      $  6,195     $  8,514    $   11,482
       8       $ 2,098      $ 19,485        $300,000     $301,798    $  305,791      $  7,765     $ 10,762    $   14,755
       9       $ 2,121      $ 22,470        $300,000     $302,199    $  307,431      $  9,295     $ 13,062    $   18,294
      10       $ 2,146      $ 25,600        $300,000     $302,636    $  309,346      $ 10,777     $ 15,412    $   22,122
      15       $ 2,311      $ 43,745        $300,000     $305,466    $  324,284      $ 14,633     $ 25,144    $   43,962
      20       $ 2,607      $ 67,124        $303,230     $314,194    $  358,240      $ 20,643     $ 40,322    $   84,368
      25       $ 3,107      $ 97,892        $306,458     $329,643    $  422,249      $ 27,397     $ 60,183    $  152,789
 30 (AGE 65)   $ 3,983      $139,242        $306,450     $351,236    $  534,502      $ 30,055     $ 81,236    $  264,502
      35       $15,664      $257,645        $307,180     $378,723    $  670,178      $ 84,802     $157,326    $  448,781
      40       $15,664      $401,699        $307,900     $425,326    $1,016,175      $132,645     $250,071    $  750,900
      45       $15,664      $576,964        $308,476     $498,102    $1,544,356      $172,613     $363,188    $1,233,294

   (1)  FOR A HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%, THE PREMIUM AFTER AGE
        65 WILL BE $15,664.08. FOR A GROSS RETURN OF 6%, THE PREMIUM AFTER AGE
        65 WILL BE $13,279.34. FOR A GROSS RETURN OF 12%, THE PREMIUM AFTER AGE
        65 WILL BE $3,520.96. THE PREMIUMS ACCUMULATED IN COLUMN 3 ARE THOSE
        PAYABLE IF THE GROSS INVESTMENT RETURN IS 0%. FOR AN EXPLANATION OF WHY
        THE SCHEDULED PREMIUM MAY SIGNIFICANTLY INCREASE AFTER AGE 65, SEE
        PREMIUMS.

   (2)  ASSUMES NO CONTRACT LOAN HAS BEEN MADE.


   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T2

                       CUSTOM VAL LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $300,000 GUARANTEED DEATH BENEFIT
                      RATE SCHEDULE WITH LOW INITIAL ANNUAL
                         PREMIUM OF $1,371.58 RISING TO
                      $5,363.31 AT AGE 64, MAXIMUM PREMIUM
                        AGE 65 AND LATER -- $17,226.87(1)
                        USING CURRENT CONTRACTUAL CHARGES


                                                     DEATH BENEFIT (2)                    CASH SURRENDER VALUE (2)
                                          ---------------------------------------  ---------------------------------------
                                           ASSUMING HYPOTHETICAL GROSS (AND NET)    ASSUMING HYPOTHETICAL GROSS (AND NET)
                            PREMIUMS            ANNUAL INVESTMENT RETURN OF              ANNUAL INVESTMENT RETURN OF
    END OF               ACCUMULATED AT   ---------------------------------------  ---------------------------------------
    POLICY     ANNUAL     4% INTEREST       0% GROSS     6% GROSS     12% GROSS      0% GROSS     6% GROSS     12% GROSS
     YEAR      PREMIUM    PER YEAR (1)    (-1.13% NET)  (4.87% NET)  (10.87% NET)  (-1.13% NET)  (4.87% NET)  (10.87% NET)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,372      $  1,426        $300,000     $300,000    $  300,000      $      0     $      0      $      0
       2       $ 1,390      $  2,929        $300,000     $300,000    $  300,000      $      0     $      0      $      0
       3       $ 1,417      $  4,520        $300,000     $300,000    $  300,000      $      0     $      0      $    184
       4       $ 1,446      $  6,205        $300,000     $300,000    $  300,000      $    111     $    606      $  1,169
       5       $ 1,475      $  7,987        $300,000     $300,000    $  300,000      $    657     $  1,390      $  2,258
       6       $ 1,512      $  9,879        $300,000     $300,000    $  300,000      $  1,546     $  2,566      $  3,826
       7       $ 1,551      $ 11,888        $300,000     $300,000    $  300,000      $  2,684     $  4,043      $  5,792
       8       $ 1,593      $ 14,020        $300,000     $300,000    $  300,000      $  3,801     $  5,553      $  7,902
       9       $ 1,638      $ 16,284        $300,000     $300,000    $  300,000      $  4,900     $  7,101      $ 10,177
      10       $ 1,688      $ 18,691        $300,000     $300,000    $  300,000      $  5,979     $  8,686      $ 12,632
      15       $ 2,019      $ 33,270        $300,000     $300,000    $  300,000      $  8,285     $ 14,471      $ 25,666
      20       $ 2,610      $ 53,615        $303,115     $303,115    $  303,115      $ 13,460     $ 25,200      $ 51,872
      25       $ 3,610      $ 83,017        $306,229     $306,229    $  306,229      $ 21,337     $ 41,696      $ 99,544
 30 (AGE 65)   $ 5,363      $126,619        $306,225     $306,225    $  306,225      $ 28,548     $ 63,199      $184,334
      35       $16,509      $247,044        $306,995     $306,995    $  454,084      $ 87,430     $136,092      $305,489
      40       $16,509      $393,560        $307,724     $311,008    $  674,289      $140,001     $231,217      $498,922
      45       $16,509      $571,819        $308,363     $437,692    $1,006,859      $186,287     $350,740      $804,634

   (1)  FOR A HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%, THE PREMIUM AFTER AGE
        65 WILL BE $16,508.62. FOR A GROSS RETURN OF 6%, THE PREMIUM AFTER AGE
        65 WILL BE $13,110.04. FOR A GROSS RETURN OF 12%, THE PREMIUM AFTER AGE
        65 WILL BE $1,371.58. THE PREMIUMS ACCUMULATED IN COLUMN 3 ARE THOSE
        PAYABLE IF THE GROSS INVESTMENT RETURN IS 0%. FOR AN EXPLANATION OF WHY
        THE SCHEDULED PREMIUM MAY SIGNIFICANTLY INCREASE AFTER AGE 65, SEE
        PREMIUMS.

   (2)  ASSUMES NO CONTRACT LOAN HAS BEEN MADE.


   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T3

                       CUSTOM VAL LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $300,000 GUARANTEED DEATH BENEFIT
                      RATE SCHEDULE WITH LOW INITIAL ANNUAL
                         PREMIUM OF $1,371.58 RISING TO
                      $5,363.31 AT AGE 64, MAXIMUM PREMIUM
                        AGE 65 AND LATER -- $17,226.87(1)
                        USING CURRENT CONTRACTUAL CHARGES

                                                     DEATH BENEFIT (2)                    CASH SURRENDER VALUE (2)
                                          ---------------------------------------  ---------------------------------------
                                           ASSUMING HYPOTHETICAL GROSS (AND NET)    ASSUMING HYPOTHETICAL GROSS (AND NET)
                            PREMIUMS            ANNUAL INVESTMENT RETURN OF              ANNUAL INVESTMENT RETURN OF
    END OF               ACCUMULATED AT   ---------------------------------------  ---------------------------------------
    POLICY     ANNUAL     4% INTEREST       0% GROSS     6% GROSS     12% GROSS      0% GROSS     6% GROSS     12% GROSS
     YEAR      PREMIUM    PER YEAR (1)    (-1.13% NET)  (4.87% NET)  (10.87% NET)  (-1.13% NET)  (4.87% NET)  (10.87% NET)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,372      $  1,426        $300,070     $300,128    $  300,187      $      0     $      0    $        0
       2       $ 1,390      $  2,929        $300,113     $300,271    $  300,438      $      0     $      0    $        0
       3       $ 1,417      $  4,520        $300,125     $300,428    $  300,759      $      0     $      0    $       37
       4       $ 1,446      $  6,205        $300,110     $300,603    $  301,164      $      0     $    362    $      922
       5       $ 1,475      $  7,987        $300,067     $300,796    $  301,659      $    414     $  1,142    $    2,005
       6       $ 1,512      $  9,879        $300,024     $301,037    $  302,287      $  1,537     $  2,550    $    3,800
       7       $ 1,551      $ 11,888        $300,000     $301,301    $  303,034      $  2,673     $  4,021    $    5,754
       8       $ 1,593      $ 14,020        $300,000     $301,590    $  303,915      $  3,787     $  5,523    $    7,848
       9       $ 1,638      $ 16,284        $300,000     $301,906    $  304,945      $  4,885     $  7,063    $   10,102
      10       $ 1,688      $ 18,691        $300,000     $302,248    $  306,140      $  5,962     $  8,636    $   12,528
      15       $ 2,019      $ 33,270        $300,000     $304,474    $  315,370      $  8,264     $ 14,313    $   25,209
      20       $ 2,610      $ 53,615        $303,115     $311,873    $  337,508      $ 13,532     $ 24,937    $   50,572
      25       $ 3,610      $ 83,017        $306,251     $325,812    $  380,491      $ 21,521     $ 41,082    $   95,761
 30 (AGE 65)   $ 5,363      $126,619        $313,633     $346,094    $  456,999      $ 28,633     $ 61,094    $  171,999
      35       $16,832      $248,868        $321,686     $374,066    $  560,597      $ 87,989     $140,369    $  326,900
      40       $16,832      $397,603        $325,003     $421,918    $  791,058      $140,012     $236,927    $  584,971
      45       $16,832      $578,561        $326,110     $497,018    $1,254,349      $183,701     $354,609    $1,001,999

   (1)  FOR A HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%, THE PREMIUM AFTER AGE
        65 WILL BE $16,832.39. FOR A GROSS RETURN OF 6%, THE PREMIUM AFTER AGE
        65 WILL BE $15,103.94. FOR A GROSS RETURN OF 12%, THE PREMIUM AFTER AGE
        65 WILL BE $9,198.61. THE PREMIUMS ACCUMULATED IN COLUMN 3 ARE THOSE
        PAYABLE IF THE GROSS INVESTMENT RETURN IS 0%. FOR AN EXPLANATION OF WHY
        THE SCHEDULED PREMIUM MAY SIGNIFICANTLY INCREASE AFTER AGE 65, SEE
        PREMIUMS.

   (2)  ASSUMES NO CONTRACT LOAN HAS BEEN MADE.


   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE F SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T4

                       CUSTOM VAL LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $300,000 GUARANTEED DEATH BENEFIT
                     RATE SCHEDULE WITH HIGH INITIAL ANNUAL
                         PREMIUM OF $1,987.60 RISING TO
                      $3,983.46 AT AGE 64, MAXIMUM PREMIUM
                        AGE 65 AND LATER -- $15,664.08(1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                     DEATH BENEFIT (2)                    CASH SURRENDER VALUE (2)
                                          ---------------------------------------  ---------------------------------------
                                           ASSUMING HYPOTHETICAL GROSS (AND NET)    ASSUMING HYPOTHETICAL GROSS (AND NET)
                            PREMIUMS            ANNUAL INVESTMENT RETURN OF              ANNUAL INVESTMENT RETURN OF
    END OF               ACCUMULATED AT   ---------------------------------------  ---------------------------------------
    POLICY     ANNUAL     4% INTEREST       0% GROSS     6% GROSS     12% GROSS      0% GROSS     6% GROSS     12% GROSS
     YEAR      PREMIUM    PER YEAR (1)    (-1.43% NET)  (4.57% NET)  (10.57% NET)  (-1.43% NET)  (4.57% NET)  (10.57% NET)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,988      $  2,067        $300,000     $300,000      $300,000       $     0     $      0      $      0
       2       $ 1,997      $  4,227        $300,000     $300,000      $300,000       $     0     $     31      $    290
       3       $ 2,010      $  6,486        $300,000     $300,000      $300,000       $   740     $  1,218      $  1,739
       4       $ 2,025      $  8,852        $300,000     $300,000      $300,000       $ 1,659     $  2,439      $  3,325
       5       $ 2,039      $ 11,327        $300,000     $300,000      $300,000       $ 2,538     $  3,693      $  5,060
       6       $ 2,058      $ 13,920        $300,000     $300,000      $300,000       $ 3,819     $  5,424      $  7,403
       7       $ 2,078      $ 16,637        $300,000     $300,000      $300,000       $ 5,225     $  7,355      $ 10,094
       8       $ 2,098      $ 19,485        $300,000     $300,000      $300,000       $ 6,581     $  9,314      $ 12,979
       9       $ 2,121      $ 22,470        $300,000     $300,000      $300,000       $ 7,891     $ 11,304      $ 16,081
      10       $ 2,146      $ 25,600        $300,000     $300,000      $300,000       $ 9,148     $ 13,322      $ 19,418
      15       $ 2,311      $ 43,745        $300,000     $300,000      $300,000       $11,767     $ 20,962      $ 37,774
      20       $ 2,607      $ 67,124        $300,000     $300,000      $300,000       $12,271     $ 28,623      $ 66,737
      25       $ 3,107      $ 97,892        $300,000     $300,000      $300,000       $ 9,200     $ 34,926      $113,446
 30 (AGE 65)   $ 3,983      $139,242        $300,000     $300,000      $323,532       $     0     $ 37,338      $192,398
      35       $15,664      $257,645        $300,000     $300,000      $453,648       $31,706     $ 89,284      $302,874
      40       $15,664      $401,699        $300,000     $300,000      $632,790       $42,031     $145,026      $466,309
      45       $15,664      $576,964        $300,000     $300,000      $876,996       $11,998     $210,465      $699,378

   (1)  FOR A HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%, THE PREMIUM AFTER AGE
        65 WILL BE $15,664.08. FOR A GROSS RETURN OF 6%, THE PREMIUM AFTER AGE
        65 WILL BE $14,944.40. FOR A GROSS RETURN OF 12%, THE PREMIUM AFTER AGE
        65 WILL BE $1,987.60. THE PREMIUMS ACCUMULATED IN COLUMN 3 ARE THOSE
        PAYABLE IF THE GROSS INVESTMENT RETURN IS 0%. FOR AN EXPLANATION OF WHY
        THE SCHEDULED PREMIUM MAY SIGNIFICANTLY INCREASE AFTER AGE 65, SEE
        PREMIUMS.

   (2)  ASSUMES NO CONTRACT LOAN HAS BEEN MADE.


   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T5

                       CUSTOM VAL LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $300,000 GUARANTEED DEATH BENEFIT
                     RATE SCHEDULE WITH HIGH INITIAL ANNUAL
                         PREMIUM OF $1,987.60 RISING TO
                      $3,983.46 AT AGE 64, MAXIMUM PREMIUM
                        AGE 65 AND LATER -- $15,664.08(1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                     DEATH BENEFIT (2)                    CASH SURRENDER VALUE (2)
                                          ---------------------------------------  ---------------------------------------
                                           ASSUMING HYPOTHETICAL GROSS (AND NET)    ASSUMING HYPOTHETICAL GROSS (AND NET)
                            PREMIUMS            ANNUAL INVESTMENT RETURN OF              ANNUAL INVESTMENT RETURN OF
    END OF               ACCUMULATED AT   ---------------------------------------  ---------------------------------------
    POLICY     ANNUAL     4% INTEREST       0% GROSS     6% GROSS     12% GROSS      0% GROSS     6% GROSS     12% GROSS
     YEAR      PREMIUM    PER YEAR (1)    (-1.43% NET)  (4.57% NET)  (10.57% NET)  (-1.43% NET)  (4.57% NET)  (10.57% NET)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,988      $  2,067        $300,000     $300,012      $300,101       $     0     $      0      $      0
       2       $ 1,997      $  4,227        $300,000     $300,031      $300,290       $     0     $      0      $    187
       3       $ 2,010      $  6,486        $300,000     $300,056      $300,575       $   537     $  1,013      $  1,532
       4       $ 2,025      $  8,852        $300,000     $300,092      $300,974       $ 1,455     $  2,231      $  3,113
       5       $ 2,039      $ 11,327        $300,000     $300,136      $301,495       $ 2,361     $  3,510      $  4,869
       6       $ 2,058      $ 13,920        $300,000     $300,189      $302,155       $ 3,812     $  5,408      $  7,374
       7       $ 2,078      $ 16,637        $300,000     $300,251      $302,968       $ 5,217     $  7,335      $ 10,052
       8       $ 2,098      $ 19,485        $300,000     $300,325      $303,955       $ 6,574     $  9,289      $ 12,919
       9       $ 2,121      $ 22,470        $300,000     $300,411      $305,133       $ 7,884     $ 11,274      $ 15,996
      10       $ 2,146      $ 25,600        $300,000     $300,508      $306,525       $ 9,141     $ 13,284      $ 19,301
      15       $ 2,311      $ 43,745        $300,000     $301,190      $317,574       $11,760     $ 20,868      $ 37,252
      20       $ 2,607      $ 67,124        $300,000     $302,269      $338,586       $12,264     $ 28,397      $ 64,714
      25       $ 3,107      $ 97,892        $300,000     $303,828      $375,672       $ 9,193     $ 34,368      $106,212
 30 (AGE 65)   $ 3,983      $139,242        $300,000     $305,934      $438,145       $     0     $ 35,934      $168,145
      35       $15,664      $257,645        $300,000     $308,630      $504,967       $31,699     $ 87,233      $283,570
      40       $15,664      $401,699        $300,000     $314,182      $637,596       $42,023     $138,927      $462,341
      45       $15,664      $576,964        $300,000     $323,628      $915,042       $11,987     $188,714      $729,718

   (1)  FOR A HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%, THE PREMIUM AFTER AGE
        65 WILL BE $15,664.08. FOR A GROSS RETURN OF 6%, THE PREMIUM AFTER AGE
        65 WILL BE $15,348.10. FOR A GROSS RETURN OF 12%, THE PREMIUM AFTER AGE
        65 WILL BE $8,308.28. THE PREMIUMS ACCUMULATED IN COLUMN 3 ARE THOSE
        PAYABLE IF THE GROSS INVESTMENT RETURN IS 0%. FOR AN EXPLANATION OF WHY
        THE SCHEDULED PREMIUM MAY SIGNIFICANTLY INCREASE AFTER AGE 65, SEE
        PREMIUMS.

   (2)  ASSUMES NO CONTRACT LOAN HAS BEEN MADE.


   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T6

                       CUSTOM VAL LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $300,000 GUARANTEED DEATH BENEFIT
                      RATE SCHEDULE WITH LOW INITIAL ANNUAL
                         PREMIUM OF $1,371.58 RISING TO
                      $5,363.31 AT AGE 64, MAXIMUM PREMIUM
                        AGE 65 AND LATER -- $17,226.87(1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                     DEATH BENEFIT (2)                    CASH SURRENDER VALUE (2)
                                          ---------------------------------------  ---------------------------------------
                                           ASSUMING HYPOTHETICAL GROSS (AND NET)    ASSUMING HYPOTHETICAL GROSS (AND NET)
                            PREMIUMS            ANNUAL INVESTMENT RETURN OF              ANNUAL INVESTMENT RETURN OF
    END OF               ACCUMULATED AT   ---------------------------------------  ---------------------------------------
    POLICY     ANNUAL     4% INTEREST       0% GROSS     6% GROSS     12% GROSS      0% GROSS     6% GROSS     12% GROSS
     YEAR      PREMIUM    PER YEAR (1)    (-1.43% NET)  (4.57% NET)  (10.57% NET)  (-1.43% NET)  (4.57% NET)  (10.57% NET)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,372      $  1,426        $300,000     $300,000      $300,000       $     0     $      0      $      0
       2       $ 1,390      $  2,929        $300,000     $300,000      $300,000       $     0     $      0      $      0
       3       $ 1,417      $  4,520        $300,000     $300,000      $300,000       $     0     $      0      $      0
       4       $ 1,446      $  6,205        $300,000     $300,000      $300,000       $     0     $     57      $    552
       5       $ 1,475      $  7,987        $300,000     $300,000      $300,000       $    40     $    672      $  1,426
       6       $ 1,512      $  9,879        $300,000     $300,000      $300,000       $   765     $  1,635      $  2,717
       7       $ 1,551      $ 11,888        $300,000     $300,000      $300,000       $ 1,734     $  2,881      $  4,367
       8       $ 1,593      $ 14,020        $300,000     $300,000      $300,000       $ 2,676     $  4,139      $  6,117
       9       $ 1,638      $ 16,284        $300,000     $300,000      $300,000       $ 3,595     $  5,415      $  7,982
      10       $ 1,688      $ 18,691        $300,000     $300,000      $300,000       $ 4,488     $  6,705      $  9,970
      15       $ 2,019      $ 33,270        $300,000     $300,000      $300,000       $ 5,734     $ 10,571      $ 19,490
      20       $ 2,610      $ 53,615        $300,000     $300,000      $300,000       $ 5,901     $ 14,486      $ 34,646
      25       $ 3,610      $ 83,017        $300,000     $300,000      $300,000       $ 4,256     $ 17,821      $ 59,378
 30 (AGE 65)   $ 5,363      $126,619        $300,000     $300,000      $300,000       $     0     $ 19,465      $101,928
      35       $17,227      $251,090        $300,000     $300,000      $300,000       $38,746     $ 74,397      $193,278
      40       $17,227      $402,528        $300,000     $300,000      $462,649       $58,259     $133,127      $340,930
      45       $17,227      $586,776        $300,000     $300,000      $693,699       $42,825     $201,532      $553,204

   (1)  FOR A HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%, THE PREMIUM AFTER AGE
        65 WILL BE $17,226.87. FOR A GROSS RETURN OF 6%, THE PREMIUM AFTER AGE
        65 WILL BE $16,788.94. FOR A GROSS RETURN OF 12%, THE PREMIUM AFTER AGE
        65 WILL BE $8,700.94. THE PREMIUMS ACCUMULATED IN COLUMN 3 ARE THOSE
        PAYABLE IF THE GROSS INVESTMENT RETURN IS 0%. FOR AN EXPLANATION OF WHY
        THE SCHEDULED PREMIUM MAY SIGNIFICANTLY INCREASE AFTER AGE 65, SEE
        PREMIUMS.

   (2)  ASSUMES NO CONTRACT LOAN HAS BEEN MADE.


   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T7

                       CUSTOM VAL LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $300,000 GUARANTEED DEATH BENEFIT
                      RATE SCHEDULE WITH LOW INITIAL ANNUAL
                         PREMIUM OF $1,371.58 RISING TO
                      $5,363.31 AT AGE 64, MAXIMUM PREMIUM
                        AGE 65 AND LATER -- $17,226.87(1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                     DEATH BENEFIT (2)                    CASH SURRENDER VALUE (2)
                                          ---------------------------------------  ---------------------------------------
                                           ASSUMING HYPOTHETICAL GROSS (AND NET)    ASSUMING HYPOTHETICAL GROSS (AND NET)
                            PREMIUMS            ANNUAL INVESTMENT RETURN OF              ANNUAL INVESTMENT RETURN OF
    END OF               ACCUMULATED AT   ---------------------------------------  ---------------------------------------
    POLICY     ANNUAL     4% INTEREST       0% GROSS     6% GROSS     12% GROSS      0% GROSS     6% GROSS     12% GROSS
     YEAR      PREMIUM    PER YEAR (1)    (-1.43% NET)  (4.57% NET)  (10.57% NET)  (-1.43% NET)  (4.57% NET)  (10.57% NET)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,372      $  1,426        $300,000     $300,008      $300,063       $     0     $      0      $      0
       2       $ 1,390      $  2,929        $300,000     $300,020      $300,171       $     0     $      0      $      0
       3       $ 1,417      $  4,520        $300,000     $300,035      $300,330       $     0     $      0      $      0
       4       $ 1,446      $  6,205        $300,000     $300,056      $300,548       $     0     $      0      $    307
       5       $ 1,475      $  7,987        $300,000     $300,081      $300,830       $     0     $    428      $  1,177
       6       $ 1,512      $  9,879        $300,000     $300,111      $301,184       $   759     $  1,624      $  2,697
       7       $ 1,551      $ 11,888        $300,000     $300,146      $301,620       $ 1,727     $  2,866      $  4,340
       8       $ 1,593      $ 14,020        $300,000     $300,188      $302,146       $ 2,669     $  4,121      $  6,079
       9       $ 1,638      $ 16,284        $300,000     $300,236      $302,772       $ 3,589     $  5,393      $  7,929
      10       $ 1,688      $ 18,691        $300,000     $300,290      $303,510       $ 4,482     $  6,678      $  9,898
      15       $ 2,019      $ 33,270        $300,000     $300,664      $309,346       $ 5,728     $ 10,503      $ 19,185
      20       $ 2,610      $ 53,615        $300,000     $301,258      $320,440       $ 5,895     $ 14,322      $ 33,504
      25       $ 3,610      $ 83,017        $300,000     $302,143      $340,094       $ 4,251     $ 17,413      $ 55,364
 30 (AGE 65)   $ 5,363      $126,619        $300,000     $303,414      $373,437       $     0     $ 18,414      $ 88,437
      35       $17,227      $251,090        $300,000     $305,933      $415,512       $38,737     $ 72,236      $181,815
      40       $17,227      $402,528        $300,000     $311,417      $506,114       $58,249     $126,426      $321,123
      45       $17,227      $586,776        $300,000     $320,971      $676,705       $42,811     $178,562      $534,296

   (1)  FOR A HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%, THE PREMIUM AFTER AGE
        65 WILL BE $17,226.87. FOR A GROSS RETURN OF 6%, THE PREMIUM AFTER AGE
        65 WILL BE $17,045.09. FOR A GROSS RETURN OF 12%, THE PREMIUM AFTER AGE
        65 WILL BE $13,316.54. THE PREMIUMS ACCUMULATED IN COLUMN 3 ARE THOSE
        PAYABLE IF THE GROSS INVESTMENT RETURN IS 0%. FOR AN EXPLANATION OF WHY
        THE SCHEDULED PREMIUM MAY SIGNIFICANTLY INCREASE AFTER AGE 65, SEE
        PREMIUMS.

   (2)  ASSUMES NO CONTRACT LOAN HAS BEEN MADE.


   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T8

CONTRACT LOANS

The owner may borrow from Prudential up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to the sum of (1) 90% of an amount equal to the portion of the Contract fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on this Contract.

Under one of the loan provisions available under this Contract, interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. Alternatively, the Contract owner may elect a different loan provision available under the Contract under which the interest rate will vary from time to time. The Contract owner may switch from the fixed to variable interest loan provision, or vice-versa, with Prudential's consent.

If an owner elects the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Prudential determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greater of (1) the "Published Monthly Average" for the calendar month ending 2 months before the calendar month of the Contract anniversary; or (2) 5%. And, it will never be greater than is permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average--Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. The Published Monthly Average in 1996 ranged from 7.10% to 8.00%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The term "Contract debt" means the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Prudential will notify the Contract owner of its intent to terminate the Contract in 61 days, within which time the owner may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in force for a limited time. If the Contract owner fails to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS - PRE-DEATH DISTRIBUTIONS, page 21 and LAPSE AND REINSTATEMENT, page 23.

When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account, the fixed-rate option and/or the Real Property Account, as applicable. The reduction will normally be made in the same proportions as the value in each subaccount, the fixed-rate option, and the Real Property Account bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract fund. It will be credited with a rate of return of 4% if the loan is a fixed-rate loan (5.5%) and with a rate of return of 1% lower than the interest rate if it is a variable rate loan, rather than with the actual rate of return of the subaccount[s], fixed-rate option or Real Property Account.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Consider the Contract issued on a 35 year old male insured illustrated in the table on page T3 with a 12% gross investment return. Assume a $5,000 fixed-rate (5.5%) loan was made under this Contract at the end of Contract year 8 and repaid at the end of Contract year 10 and loan interest was paid when due. Upon repayment, the cash surrender value would be $11,918.77. This amount is lower than the cash surrender value shown on that page for the end of Contract year 10 because the loan amount was credited with the 4% assumed rate of return rather than the 10.87% net return for the designated subaccount[s] resulting from the 12% gross return in the underlying Series Fund. If a variable interest rate option had been chosen, the cash surrender value would have been higher.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 213 Washington Street, Newark, New Jersey 07102-2992. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the scheduled premiums for the first year, no more than 12% of the scheduled premiums for the second, third, and fourth years, no more than 3% of the scheduled premiums for the fifth through tenth years, and no more than 2% of the scheduled premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than 3 years of service may be paid on a different basis. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.

Sales expenses in any year are not equal to the deduction for sales load in that year. Prudential expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described in items 5 and 7 under CHARGES AND EXPENSES, page 10.

TAX TREATMENT OF CONTRACT BENEFITS

Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Prudential believes the tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.

TREATMENT AS LIFE INSURANCE. The Contract will be treated as "life insurance," as long as it satisfies certain definitional tests set forth in Sections 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements under Section 817(h) of the Code. (For further detail on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund.)

Prudential believes that it has taken adequate steps to cause the Contract to be treated as life insurance for tax purposes. This means that (1) except as noted below, the Contract owner should not be taxed on any part of the Contract fund, including additions attributable to interest, dividends or appreciation until amounts are distributed under the Contract; and (2) the death benefit should be excludible from the gross income of the beneficiary under Section 101(a) of the Code.

However, Section 7702 of the Code which defines life insurance for tax purposes gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations relating to the definition of life insurance were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under
Section 817(d) relating to the definition of a variable contract.

Prudential intends to comply with final regulations issued under sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

PRE-DEATH DISTRIBUTIONS. The taxation of pre-death distributions depends on whether the Contract is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Contracts not so classified, and then with Modified Endowment Contracts.

1. A surrender or lapse of the Contract may have tax consequences. Upon surrender, the owner will not be taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the cash surrender value and treated, for this purpose, as if it had been received. Any loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

   A withdrawal generally is not taxable unless it exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Contract years all or a portion of a withdrawal may be taxable if the Contract fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.

   Extra premiums for optional benefits and riders generally do not count in computing gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.

   Loans received under the Contract will ordinarily be treated as indebtedness of the owner and will not be considered to be distributions subject to tax.

2. Some of the above rules are changed if the Contract is classified as a Modified Endowment Contract under Section 7702A of the Code. It is possible for this Contract to be classified as a Modified Endowment Contract under at least two circumstances: premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed) during the first 7 Contract years. Moreover, the addition of a rider or the increase in the face amount of insurance after the Contract date may have an impact on the Contract's status as a Modified Endowment Contract. Contract owners contemplating any of these steps should first consult a qualified tax advisor and their Prudential representative.

   If the Contract is classified as a Modified Endowment Contract, then pre-death distributions, including loans and withdrawals, are includible in income to the extent that the Contract fund prior to surrender charges exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the 2 year period prior to the Contract becoming a Modified Endowment Contract.

   In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 per cent of the amount includible in income unless the amount is distributed on or after age 59 1/2, on account of the taxpayer's disability or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.

   Under certain circumstances, Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.

WITHHOLDING

The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients of such amounts may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

OTHER TAX CONSIDERATIONS. Transfer of the Contract to a new owner or assignment of the Contract may have tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under section 101(a)(2) of the Code. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.

In certain circumstances, deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied under sections 163 of the Code as personal interest or under section 264 of the Code. Contract owners should consult a tax advisor regarding the application of these provisions to their circumstances.

Business-owned life insurance is subject to additional rules. Section 264(a)(1) of the Code generally precludes business Contract owners from deducting premium payments. The recently enacted Health Insurance Portability and Accountability Act of 1996 generally disallows tax deductions for interest on Contract debt on a business-owned insurance policy effective (with certain transitional rules) for interest paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on such loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The Code also imposes an indirect tax upon additions to the

Contract fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.

The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the owner or insured dies.

LAPSE AND REINSTATEMENT

The Contract has an advantageous feature that is not typically found in similar types of life insurance contracts. If scheduled premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals, a Contract will remain in force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract fund has decreased to zero or less. Therefore, unlike most similar types of life insurance contracts that lapse when the cash surrender value decreases to zero even if premiums are paid, this Contract ensures that as long as scheduled premiums are paid, insurance protection remains in effect.

In fact, even if a scheduled premium is not paid, the Contract will remain in force as long as the Contract fund on any Monthly date is equal to or greater than the tabular Contract fund value on the next Monthly date. This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than scheduled premiums.

However, if a scheduled premium is not paid, and the Contract fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, Prudential will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS on page 21.

A Contract that has lapsed may be reinstated within 5 years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Prudential requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described below under OPTIONS ON LAPSE.

OPTIONS ON LAPSE

If a Contract lapses, some life insurance coverage may continue in effect, or the owner may choose to surrender the Contract for its cash surrender value.

1. FIXED EXTENDED TERM INSURANCE. With one exception, explained below, if the owner does not communicate at all with Prudential, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default, the amount of insurance, the rating classification, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default, taking into account any Contract debt on that date. The amount will not change while the insurance stays in force. This benefit is known as fixed extended term insurance. The owner will be told in writing how long the insurance will be in effect. Fixed extended term insurance has a cash surrender value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes will include a statement that fixed extended term insurance will not be provided. Under those Contracts, fixed reduced paid-up insurance (as described in item 2 below) will generally be the automatic option provided on lapse. However, if variable reduced paid-up insurance (as described in item 3 below) is available and the amount of that insurance is at least as great as the amount of fixed extended term insurance, then variable reduced paid-up insurance will be the automatic option provided on LAPSE.

2. FIXED REDUCED PAID-UP INSURANCE. The owner may choose to have insurance coverage provided for the lifetime of the insured. The insurance amount will generally be lower than what fixed extended term insurance would provide. This is known as fixed reduced paid-up insurance. The insurance amount will depend on the cash surrender value on the date of default, the rating classification, and the age and sex of the insured. The amount will not be less thereafter unless a loan is taken against the fixed reduced paid-up insurance. The amount may increase if any dividends are paid. Apart from the case described above in which fixed reduced paid-up insurance is the automatic benefit provided on lapse, the owner who wants fixed reduced paid-up insurance must ask for it in writing, in a form that meets Prudential's needs, within three months of the date of default. Prudential will, if asked, tell the owner what the amount of fixed reduced paid-up insurance will be. Fixed reduced paid-up insurance has a cash surrender value and a loan value. Acquisition of reduced paid-up insurance within the first 7 Contract years may result in the Contract becoming a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

3. VARIABLE REDUCED PAID-UP INSURANCE. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default, the rating classification, and the age and sex (except where unisex rates apply) of the insured. This initial insurance amount will be the same as the amount of fixed reduced paid-up insurance that would have been provided had that option been selected. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See CONTRACT LOANS, page 20. Acquisition of reduced paid-up insurance within the first 7 Contract years may result in the Contract becoming a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

Except for the case described above in which variable reduced paid-up insurance is the automatic option provided upon lapse, the owner who wants variable reduced paid-up insurance must ask for it in writing, in a form that meets Prudential's needs, within 3 months of the date of default. Variable reduced paid-up insurance will be available only if the initial amount of insurance would be at least $5,000 and the insured is not in one of the high risk rating classes for which Prudential does not offer fixed extended term insurance.

4. PAYMENT OF CASH SURRENDER VALUE. The owner can receive the cash surrender value by surrendering the Contract and making a proper written request. If Prudential receives the request after the grace period expires, the cash surrender value will be the net value of any fixed extended term insurance then in force, or the net value of any reduced paid-up insurance then in force (either fixed or variable), less any Contract debt. Surrender of the Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in any states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Prudential may offer the Contract with unisex mortality rates to such prospective purchasers.

OTHER GENERAL CONTRACT PROVISIONS

BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the Contract has been in force during the insured's lifetime for 2 years from the Contract date or, with respect to any change in the Contract that requires Prudential's approval and could increase its liability, after the change has been in effect during the insured's lifetime for 2 years from the effective date of the change, Prudential will not contest its liability under the Contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Prudential will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract date, Prudential will pay no more under the Contract than the sum of the premiums paid.

If the insured, whether sane or insane, dies by suicide within 2 years from the effective date of an increase in the face amount of insurance, Prudential will pay, with respect to the amount of the increase, no more than the sum of the scheduled premiums attributable to the increase.

ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Prudential's consent. Prudential assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at one of its Home Offices.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Prudential representative authorized to sell this Contract can explain these options upon request.

RIDERS

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges for the riders will be deducted from the Contract fund on each Monthly date. One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision. Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUDENTIAL HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

As explained earlier, a Contract owner may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to a fixed-rate option, and the amount so allocated or transferred becomes part of Prudential's general assets. Sometimes this is referred to as Prudential's general account, which consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year. Thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Prudential reserves the right to change this practice. Prudential is not obligated to credit interest at a higher rate than 4%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract fund allocated to the fixed-rate option. On request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.

Transfers from the fixed-rate option are subject to strict limits. (See TRANSFERS, page 9). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see WHEN PROCEEDS ARE PAID, page 17).

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Prudential is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Prudential will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Prudential will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Series Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Series Fund shares for which instructions may be given by a Contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Prudential instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Prudential will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Prudential reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Contract owners also share with the owners of all Prudential Contracts and policies the right to vote in elections for members of the Board of Directors of Prudential.

SUBSTITUTION OF SERIES FUND SHARES

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of such substitution.

REPORTS TO CONTRACT OWNERS

Once each Contract year (except where the Contract is in force as fixed extended term insurance or fixed reduced paid-up insurance), Contract owners will be sent statements that provide certain information pertinent to their own Contract. These statements detail values and transactions made and specific Contract data that apply only to each particular Contract. On request, a Contract owner will be sent a current statement in a form similar to that of the annual statement described above, but Prudential may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

Contract owners will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The financial statements included in this prospectus for the year ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for years ended December 31, 1995 and December 31, 1994, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

On March 12, 1996, Deloitte & Touche LLP was dismissed as the independent accountants of Prudential. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make reference to the matter in their reports.

Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, Vice President and Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.

LITIGATION

On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate.

Pursuant to the Settlement, Prudential has agreed to provide an alternative dispute resolution process for class members who believe they were misled concerning the sale or performance of their life insurance policies. The Settlement also provides certain no-fault relief. The ultimate cost of the Settlement will depend on a variety of factors, including the number of policyowners who participate in the Settlement, the number of policyowners who are afforded relief and the remediation option they select. The administrative costs of implementing the Settlement are also subject to a number of complex uncertainties. In light of the uncertainties attendant to these and other factors, it is difficult at this time to estimate the ultimate cost of the Settlement to Prudential.

In addition, a number of actions have been filed against Prudential by policyowners who have excluded themselves from the settlement; Prudential anticipates that additional suits may be filed by other policyowners.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million.

Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted.

Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation. It is possible that the results of operations or the cash flow of Prudential, in particular quarterly or annual periods could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on Prudential's financial position.

ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Prudential's office. The address and telephone number are set forth on the cover of this prospectus.

FINANCIAL STATEMENTS

The statutory financial statements of Prudential included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL

The directors and certain officers of Prudential, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUDENTIAL

FRANKLIN E. AGNEW. Director. -- Business Consultant. Address: USX Tower, Suite 660, 600 Grant Street, Pittsburgh, PA 15219.

FREDERIC K. BECKER, Director. -- President, Wilentz, Goldman, and Spitzer (law firm). Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

JAMES G. CULLEN, Director.--Vice Chairman, Bell Atlantic Corporation since 1995; 1993 to 1995: President, Bell Atlantic Corporation; Prior to 1993: President, New Jersey Bell. Address: 1310 North Court House Road, 11th floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS, Director.--National and International Health Care Advisor, Ernst & Young LLP. Address: 1225 Connecticut Avenue, NW, Washington, DC 20036.

ROGER A. ENRICO, Director.--Chairman and Chief Executive Officer, Pepsico Inc. since 1996; Vice Chairman, Pepsico, Inc., from 1993 to 1996; Chairman and Chief Executive Officer, Pepsi Co. Worldwide Food, from 1991 to 1993. Address: 14841 North Dallas Parkway, Dallas, TX 75240.

ALLAN D. GILMOUR, Director.--Former Vice Chairman, Ford Motor Company. Address:
Prudential Plaza, Newark, NJ 07102-3777.

WILLIAM H. GRAY, III, Director.--President and Chief Executive Officer, The College Fund/UNCF. Address: 8260 Willow Oaks Corporate Drive, Fairfax, VA 22031.

JON F. HANSON, Director.--Chairman, Hampshire Management Company. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR., Director.--Chairman and Chief Executive Officer, Owens Corning. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER, Director.--Guest Scholar, The Brookings Institution since 1993; 1991 to 1992: Assistant to the President and Director of Presidential Personnel, U.S. Government. Address: 1775 Massachusetts Avenue, N.W., Washington, DC 20036-2188.

GAYNOR N. KELLEY, Director.--Retired Chairman and Chief Executive Officer, The Perkin Elmer Corporation. Address: 751 Broad Street, Newark, NJ 07102-3777.

BURTON G. MALKIEL, Director.--Professor, Princeton University. Address:
Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ
08544-1021.

ARTHUR F. RYAN, Chairman of the Board, President, and Chief Executive Officer. -- Chairman, President, and Chief Executive Officer, Prudential since 1994; Prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F. S. SCHMERTZ, Director.--Principal, Investment Strategies International since 1994; Prior to 1994: Senior Vice President of Corporate Affairs, American Express Company. Address: 90 Riverside Dr., New York, NY 10024.

CHARLES R. SITTER, Director.--Former President, Exxon Corporation. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI, Director.--Chairman and Chief Executive Officer, Continental Grain Company since 1995; Prior to 1995: President and Chief Executive Officer, Continental Grain Company. Address: 277 Park Avenue, New York, NY 10172.

RICHARD M. THOMSON, Director.--Chairman and Chief Executive Officer, The Toronto-Dominion Bank. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH, Director.--Chairman and Chief Executive Officer, Unisys Corporation. Address: P.O. Box 500, Blue Bell, PA 19424-0001.

P. ROY VAGELOS, M.D., Director.--Former Chairman and Chief Executive Officer, Merck & Co., Inc. Address: One Crossroads Drive, Bedminster, NJ 07921.

STANLEY C. VAN NESS, Director.--Attorney, Picco Herbert Kennedy (law firm).
Address: One State Street Square, Suite 1000, Trenton, NJ 08607-1388.

PAUL A. VOLCKER, Director.--Business Consultant since 1996; Prior to 1996:
Chairman, Wolfensohn & Co., Inc. Address: 599 Lexington Avenue, New York, NY 10022.

JOSEPH H. WILLIAMS, Director.--Director, The Williams Companies since 1994; Prior to 1994: Chairman and Chief Executive Officer, The Williams Companies.
Address: One Williams Center, Tulsa, OK 74172.

                 OTHER EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

MARTIN A. BERKOWITZ, Senior Vice President and Comptroller.--Senior Vice President and Chief Financial Officer of Prudential Investment Company.

SUSAN L. BLOUNT, Vice President and Secretary.--Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Vice President and Treasurer.--Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential; 1992 to 1993: Vice President and Assistant Treasurer, Banking and Cash Management for Prudential.

MARK B. GRIER, Chief Financial Officer.--Chief Financial Officer of Prudential since 1995; Prior to 1995: Executive Vice President and Head of Global Markets, Chase Manhattan Corporation.

                      (This page intentionally left blank.)

                            FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1996

                                                                                     SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]............................................  $   97,754,363  $  116,426,677  $1,061,732,578  $1,137,587,038  $  918,503,799
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $   95,829,772  $  116,230,392  $1,060,371,790  $1,137,482,708  $  918,784,473
  Equity of The Prudential Insurance Company of
    America.......................................       1,924,591         196,285       1,360,788         104,330        (280,674)
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $   97,754,363  $  116,426,677  $1,061,732,578  $1,137,587,038  $  918,503,799
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                                                     SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                                                    --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $    4,689,159  $    7,158,122  $   23,448,572  $   32,750,578  $   35,574,962
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 4A].....         630,761         769,815       6,600,231       7,402,644       6,248,856
  Reimbursement for excess expenses [Note 4D].....               0               0               0               0               0
                                                    --------------  --------------  --------------  --------------  --------------
NET EXPENSES......................................         630,761         769,815       6,600,231       7,402,644       6,248,856
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................       4,058,398       6,388,307      16,848,341      25,347,934      29,326,106
                                                    --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............               0               0      92,436,486     106,224,518      55,843,548
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................               0          19,658         755,380         487,657         627,498
  Net unrealized gain (loss) on investments.......               0      (2,104,541)     41,805,447      (5,082,172)     10,273,250
                                                    --------------  --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................               0      (2,084,883)    134,997,313     101,630,003      66,744,296
                                                    --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $    4,058,398  $    4,303,424  $  151,845,654  $  126,977,937  $   96,070,402
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A1

                                                                               SUBACCOUNTS (CONTINUED)
                                                    ------------------------------------------------------------------------------
                                                         ZERO
                                                        COUPON           HIGH
                                                         BOND           YIELD           STOCK           EQUITY         NATURAL
                                                         2000            BOND           INDEX           INCOME        RESOURCES
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]                                              $   20,072,530  $   80,876,861  $  422,844,131  $  295,054,376  $  146,011,161
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners                         $   20,017,682  $   80,728,287  $  422,066,809  $  294,742,410  $  145,962,740
  Equity of The Prudential Insurance Company of
    America                                                 54,848         148,574         777,322         311,966          48,421
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $   20,072,530  $   80,876,861  $  422,844,131  $  295,054,376  $  146,011,161
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------


                                                                                         ZERO
                                                                                        COUPON
                                                                      GOVERNMENT         BOND
                                                        GLOBAL          INCOME           2005
                                                    --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]                                              $   86,164,762  $   73,847,002  $   22,819,931
                                                    --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners                         $   85,828,091  $   72,963,000  $   22,175,214
  Equity of The Prudential Insurance Company of
    America                                                336,671         884,002         644,717
                                                    --------------  --------------  --------------
                                                    $   86,164,762  $   73,847,002  $   22,819,931
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------

                                                                       SUBACCOUNTS (CONTINUED)
                                                    --------------------------------------------------------------
                                                         ZERO
                                                        COUPON           HIGH
                                                         BOND           YIELD           STOCK           EQUITY
                                                         2000            BOND           INDEX           INCOME
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received                   $      835,394  $    7,376,933  $    6,724,618  $    9,118,093
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 4A]              143,233         532,324       2,544,825       1,767,583
  Reimbursement for excess expenses [Note 4D]              (23,005)              0               0               0
                                                    --------------  --------------  --------------  --------------
NET EXPENSES                                               120,228         532,324       2,544,825       1,767,583
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                               715,166       6,844,609       4,179,793       7,350,510
                                                    --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received                           0               0       4,749,836       9,133,917
  Realized gain (loss) on shares redeemed
    [average cost basis]                                    27,409          20,787         263,052         171,030
  Net unrealized gain (loss) on investments               (556,648)        581,780      61,075,735      32,816,172
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS                            (529,239)        602,567      66,088,623      42,121,119
                                                    --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $      185,927  $    7,447,176  $   70,268,416  $   49,471,629
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------


                                                                                                         ZERO
                                                                                                        COUPON
                                                       NATURAL                        GOVERNMENT         BOND
                                                      RESOURCES         GLOBAL          INCOME           2005
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received                   $      877,698  $    1,778,642  $    4,676,803  $    1,123,279
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 4A]              909,008         446,499         519,382         147,863
  Reimbursement for excess expenses [Note 4D]              (16,487)              0               0         (27,318)
                                                    --------------  --------------  --------------  --------------
NET EXPENSES                                               892,521         446,499         519,382         120,545
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                               (14,823)      1,332,143       4,157,421       1,002,734
                                                    --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received                  17,021,108       1,298,584               0         246,221
  Realized gain (loss) on shares redeemed
    [average cost basis]                                   341,761          16,670          22,685             290
  Net unrealized gain (loss) on investments             13,941,557       9,125,406      (3,090,993)     (1,505,763)
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS                          31,304,426      10,440,660      (3,068,308)     (1,259,252)
                                                    --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $   31,289,603  $   11,772,803  $    1,089,113  $     (256,518)
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A2

                            FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1996

                                                             SUBACCOUNTS
                                                    ------------------------------
                                                                        SMALL
                                                      PRUDENTIAL    CAPITALIZATION
                                                       JENNISON         STOCK
                                                    --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]............................................  $   41,246,859  $   28,405,156
                                                    --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $   40,599,027  $   28,186,629
  Equity of The Prudential Insurance Company of
    America.......................................         647,832         218,527
                                                    --------------  --------------
                                                    $   41,246,859  $   28,405,156
                                                    --------------  --------------
                                                    --------------  --------------

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                             SUBACCOUNTS
                                                    ------------------------------
                                                                        SMALL
                                                      PRUDENTIAL    CAPITALIZATION
                                                       JENNISON         STOCK
                                                    --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $       64,455  $      153,825
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 4A].....         149,932         100,546
  Reimbursement for excess expenses [Note 4D].....               0               0
                                                    --------------  --------------
NET EXPENSES......................................         149,932         100,546
                                                    --------------  --------------
NET INVESTMENT INCOME (LOSS)......................         (85,477)         53,279
                                                    --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............               0         489,855
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................               0          (7,039)
  Net unrealized gain (loss) on investments.......       3,012,624       2,049,209
                                                    --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................       3,012,624       2,532,025
                                                    --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $    2,927,147  $    2,585,304
                                                    --------------  --------------
                                                    --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A3

                     (This page intentionally left blank.)

                                       A4

                            FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                              SUBACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                                         MONEY                                        DIVERSIFIED
                                                         MARKET                                           BOND
                                     ----------------------------------------------  ----------------------------------------------
                                          1996            1995            1994            1996            1995            1994
                                     --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)...... $    4,058,398  $    4,217,643  $    2,402,301  $    6,388,307  $    5,652,448  $    4,226,871
  Capital gains distributions
    received........................              0               0               0               0         222,002         158,594
  Realized gain (loss) on shares
    redeemed
    [average cost basis]............              0               0               0          19,658          30,407           4,403
  Net unrealized gain (loss) on
    investments.....................              0               0               0      (2,104,541)     10,042,691      (7,162,380)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS.........      4,058,398       4,217,643       2,402,301       4,303,424      15,947,548      (2,772,512)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS.....        768,830       8,955,240       6,444,757      10,268,006       9,712,345      11,829,119
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]..........................      1,422,930         161,461        (213,654)       (142,209)        143,151        (532,267)
                                     --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS............................      6,250,158      13,334,344       8,633,404      14,429,221      25,803,044       8,524,340

NET ASSETS:
  Beginning of year.................     91,504,205      78,169,861      69,536,457     101,997,456      76,194,412      67,670,072
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year....................... $   97,754,363  $   91,504,205  $   78,169,861  $  116,426,677  $  101,997,456  $   76,194,412
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                     --------------  --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A5

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                                                         FLEXIBLE
                                                          EQUITY                         MANAGED
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $   16,848,341  $    9,985,776  $    7,323,925  $   25,347,934
  Capital gains distributions
    received                              92,436,486      27,318,049      19,666,506     106,224,518
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                     755,380          11,957          86,672         487,657
  Net unrealized gain (loss) on
    investments                           41,805,447     129,700,617     (18,362,891)     (5,082,172)
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS              151,845,654     167,016,399       8,714,212     126,977,937
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS          116,044,081     130,026,767     123,951,671      57,031,152
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                (2,717,850)       (595,673)        452,486      (1,594,508)
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 265,171,885     296,447,493     133,118,369     182,414,581

NET ASSETS:
  Beginning of year                      796,560,693     500,113,200     366,994,831     955,172,457
                                      --------------  --------------  --------------  --------------
  End of year                         $1,061,732,578  $  796,560,693  $  500,113,200  $1,137,587,038
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------


                                                                                       CONSERVATIVE
                                                                                         BALANCED
                                                                      ----------------------------------------------

                                           1995            1994            1996            1995            1994
                                      --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $   21,550,235  $   14,060,998  $   29,326,106  $   25,291,477  $   16,966,301
  Capital gains distributions
    received                              39,426,921      18,931,168      55,843,548      26,552,510       6,635,310
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                      56,509               0         627,498          97,662          31,649
  Net unrealized gain (loss) on
    investments                          110,261,394     (56,779,739)     10,273,250      55,648,508     (33,092,575)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS              171,295,059     (23,787,573)     96,070,402     107,590,157      (9,459,315)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS           86,936,282     142,298,237      36,970,919      44,932,925     127,164,401
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                (2,895,506)        (55,717)     (1,143,063)     (3,421,660)     (1,173,893)
                                      --------------  --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 255,335,835     118,454,947     131,898,258     149,101,422     116,531,193
NET ASSETS:
  Beginning of year                      699,836,622     581,381,675     786,605,541     637,504,119     520,972,926
                                      --------------  --------------  --------------  --------------  --------------
  End of year                         $  955,172,457  $  699,836,622  $  918,503,799  $  786,605,541  $  637,504,119
                                      --------------  --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A6

                            FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                            SUBACCOUNTS
                                   ----------------------------------------------------------------------------------------------
                                                    ZERO COUPON                                         HIGH
                                                        BOND                                           YIELD
                                                        2000                                            BOND
                                   ----------------------------------------------  ----------------------------------------------
                                        1996            1995            1994            1996            1995            1994
                                   --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss).....$      715,166  $      720,396  $    1,032,410  $    6,844,609  $    6,151,112  $    4,958,854
  Capital gains distributions
    received.......................             0         759,176          31,655               0               0              38
  Realized gain (loss) on shares
    redeemed
    [average cost basis]...........        27,409          16,969           1,031          20,787         (58,578)          5,625
  Net unrealized gain (loss) on
    investments....................      (556,648)      1,982,145      (2,416,751)        581,780       3,163,738      (6,827,471)
                                   --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS........       185,927       3,478,686      (1,351,655)      7,447,176       9,256,272      (1,862,954)
                                   --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS....      (613,550)        846,650         900,334       5,326,899       4,374,480       9,774,435
                                   --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7].........................        33,778        (645,588)        409,426          52,425        (119,164)       (576,511)
                                   --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS...........................      (393,845)      3,679,748         (41,895)     12,826,500      13,511,588       7,334,970

NET ASSETS:
  Beginning of year................    20,466,375      16,786,627      16,828,522      68,050,361      54,538,773      47,203,803
                                   --------------  --------------  --------------  --------------  --------------  --------------
  End of year......................$   20,072,530  $   20,466,375  $   16,786,627  $   80,876,861  $   68,050,361  $   54,538,773
                                   --------------  --------------  --------------  --------------  --------------  --------------
                                   --------------  --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A7

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                          STOCK                           EQUITY
                                                          INDEX                           INCOME
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $    4,179,793  $    3,665,394  $    3,181,988  $    7,350,510
  Capital gains distributions
    received                               4,749,836       2,097,393         267,733       9,133,917
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                     263,052         293,916          58,302         171,030
  Net unrealized gain (loss) on
    investments                           61,075,735      66,716,563      (2,856,319)     32,816,172
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS               70,268,416      72,773,266         651,704      49,471,629
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS           55,125,681      33,935,158      26,983,569      23,125,635
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                    82,144        (100,558)       (298,727)       (711,051)
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 125,476,241     106,607,866      27,336,546      71,886,213

NET ASSETS:
  Beginning of year                      297,367,890     190,760,024     163,423,478     223,168,163
                                      --------------  --------------  --------------  --------------
  End of year                         $  422,844,131  $  297,367,890  $  190,760,024  $  295,054,376
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------


                                                                                         NATURAL
                                                                                        RESOURCES
                                                                      ----------------------------------------------

                                           1995            1994            1996            1995            1994
                                      --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $    6,301,712  $    4,108,092  $      (14,823) $      515,411  $      203,463
  Capital gains distributions
    received                               9,279,251       7,633,088      17,021,108       4,578,307       1,375,424
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                      46,601          34,607         341,761          68,144          22,045
  Net unrealized gain (loss) on
    investments                           18,945,636     (11,478,198)     13,941,557      14,973,181      (5,314,192)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS               34,573,200         297,589      31,289,603      20,135,043      (3,713,260)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS           38,554,244      51,018,498      13,900,701       9,214,757      22,317,372
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                  (646,585)       (376,490)       (277,180)       (398,931)        (47,480)
                                      --------------  --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  72,480,859      50,939,597      44,913,124      28,950,869      18,556,632
NET ASSETS:
  Beginning of year                      150,687,304      99,747,707     101,098,037      72,147,168      53,590,536
                                      --------------  --------------  --------------  --------------  --------------
  End of year                         $  223,168,163  $  150,687,304  $  146,011,161  $  101,098,037  $   72,147,168
                                      --------------  --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A8

                            FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                           SUBACCOUNTS
                                  ----------------------------------------------------------------------------------------------
                                                                                                    GOVERNMENT
                                                     GLOBAL*                                          INCOME
                                  ----------------------------------------------  ----------------------------------------------
                                       1996            1995            1994            1996            1995            1994
                                  --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)....$    1,332,143  $      454,049  $      (11,478) $    4,157,421  $    3,989,499  $    3,587,433
  Capital gains distributions
    received......................     1,298,584         915,804           5,622               0               0               0
  Realized gain (loss) on shares
    redeemed
    [average cost basis]..........        16,670           4,998               0          22,685          (8,599)        (74,828)
  Net unrealized gain (loss) on
    investments...................     9,125,406       4,212,026      (1,421,127)     (3,090,993)      7,403,233      (7,299,824)
                                  --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS.......    11,772,803       5,586,877      (1,426,983)      1,089,113      11,384,133      (3,787,219)
                                  --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS...    24,827,377      16,098,541      29,174,840      (1,166,024)        481,705       4,183,444
                                  --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]........................      (137,878)     (1,921,654)      2,190,839         788,406        (293,673)       (467,937)
                                  --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS..........................    36,462,302      19,763,764      29,938,696         711,495      11,572,165         (71,712)

NET ASSETS:
  Beginning of year...............    49,702,460      29,938,696               0      73,135,507      61,563,342      61,635,054
                                  --------------  --------------  --------------  --------------  --------------  --------------
  End of year.....................$   86,164,762  $   49,702,460  $   29,938,696  $   73,847,002  $   73,135,507  $   61,563,342
                                  --------------  --------------  --------------  --------------  --------------  --------------
                                  --------------  --------------  --------------  --------------  --------------  --------------
                                                    *Commenced
                                                         Business
                                                        on 5/1/94

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A9

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                       ZERO COUPON
                                                           BOND                        PRUDENTIAL**
                                                           2005                          JENNISON
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $    1,002,734  $      838,006  $      782,620  $      (85,477)
  Capital gains distributions
    received                                 246,221         425,717           3,474               0
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                         290               0          (2,913)              0
  Net unrealized gain (loss) on
    investments                           (1,505,763)      3,328,939      (2,073,481)      3,012,624
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                 (256,518)      4,592,662      (1,290,300)      2,927,147
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS            1,428,479       2,469,936       3,624,370      30,275,275
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                   484,066           7,956        (146,182)        385,656
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   1,656,027       7,070,554       2,187,888      33,588,078

NET ASSETS:
  Beginning of year                       21,163,904      14,093,350      11,905,462       7,658,781
                                      --------------  --------------  --------------  --------------
  End of year                         $   22,819,931  $   21,163,904  $   14,093,350  $   41,246,859
                                      --------------  --------------  --------------
                                      --------------  --------------  --------------
                                                                                      --------------
                                                                                      --------------
                                                                                       **Commenced
                                                                                         Business
                                                                                        on 5/1/95


                                                                  SMALL
                                                             CAPITALIZATION**
                                                                  STOCK
                                                      ------------------------------

                                           1995            1996            1995
                                      --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $      (11,994) $       53,279  $        6,422
  Capital gains distributions
    received                                       0         489,855          47,413
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                           0          (7,039)              0
  Net unrealized gain (loss) on
    investments                              281,405       2,049,209         181,809
                                      --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                  269,411       2,585,304         235,644
                                      --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS            7,175,027      20,015,548       5,360,329
                                      --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                   214,343         (22,002)        230,333
                                      --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   7,658,781      22,578,850       5,826,306
NET ASSETS:
  Beginning of year                                0       5,826,306               0
                                      --------------  --------------  --------------
  End of year                         $    7,658,781  $   28,405,156  $    5,826,306

                                      --------------  --------------  --------------
                                      --------------  --------------  --------------


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                      A10

                        NOTES TO FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
                      FOR THE YEAR ENDED DECEMBER 31, 1996

NOTE 1:  GENERAL

The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Currently Prudential Variable Appreciable Life (PVAL) and Prudential Survivorship Preferred (SVUL) Contracts invest in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

Equity of Prudential Life Insurance Company of America--Prudential maintains a position in the Account for the purpose of administering activity in the Account. The activity includes unit transactions, fund share transaction, and expense processing. Prudential monitors the balance daily and transfers funds based upon anticipated activity. At times, Prudential may owe an amount to the Account, which is reflected in Prudential's equity as a negative balance. The position does not have an effect on the Contract owner's account or the related unit value.

                                      A11

NOTE 3:  INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1996 were as follows:

                                                      PORTFOLIOS
                    -------------------------------------------------------------------------------
                        MONEY       DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                       MARKET           BOND           EQUITY          MANAGED          BALANCED
                    -------------  --------------  --------------  ----------------  --------------
Number of shares:       9,775,436      10,521,659      39,374,630        63,953,829      59,193,160
Net asset value
per share:          $     10.0000  $     11.06543  $     26.96489  $       17.78763  $     15.51706
Cost:               $  97,754,363  $  114,592,428  $  869,667,765  $  1,051,479,910  $  867,829,661


                                                PORTFOLIOS (CONTINUED)
                    -------------------------------------------------------------------------------
                        ZERO
                       COUPON           HIGH
                        BOND           YIELD           STOCK            EQUITY          NATURAL
                        2000            BOND           INDEX            INCOME         RESOURCES
                    -------------  --------------  --------------  ----------------  --------------
Number of shares:       1,553,971      10,279,881      17,807,930        15,940,424       7,387,206
Net asset value
per share:          $    12.91693  $      7.86749  $     23.74471  $       18.50982  $     19.76541
Cost:               $  19,568,381  $   81,489,704  $  276,796,836  $    245,473,957  $  114,441,743

                                                PORTFOLIOS (CONTINUED)
                    -------------------------------------------------------------------------------
                                                        ZERO
                                                       COUPON                            SMALL
                                     GOVERNMENT         BOND          PRUDENTIAL     CAPITALIZATION
                       GLOBAL          INCOME           2005           JENNISON          STOCK
                    -------------  --------------  --------------  ----------------  --------------
Number of shares:       4,825,875       6,581,090       1,862,198         2,879,726       2,059,558
Net asset value
per share:          $    17.85474  $     11.22109  $     12.25430  $       14.32319  $     13.79187
Cost:               $  74,248,457  $   74,192,758  $   22,039,796  $     37,952,830  $   26,174,138

NOTE 4:  CONTRACT OWNER UNIT INFORMATION

Outstanding Contract owner units, unit values and total Contract owner equity for the year ended December 31, 1996 were as follows:

                                                             SUBACCOUNTS
                    ---------------------------------------------------------------------------------------------
                          MONEY           DIVERSIFIED                            FLEXIBLE         CONSERVATIVE
                         MARKET              BOND              EQUITY             MANAGED           BALANCED
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
 Units Outstanding
 (PVAL):..........     20,056,038.673     22,704,270.329    125,708,228.822    170,578,041.832    191,537,546.348
Unit value
  (PVAL):.........  $         1.48140  $         1.96816  $         3.38380  $         2.56528  $         2.20934
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity
  (PVAL):.........  $      29,711,016  $      44,685,637  $     425,371,505  $     437,580,439  $     423,171,563
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Units
  Outstanding
  (PVAL $100,000+
  face):..........     43,335,963.712     35,477,635.783    183,134,501.442    266,455,295.837    219,052,666.063
Unit value (PVAL
  $100,000+
  face):..........  $         1.51614  $         2.01468  $         3.46333  $         2.62570  $         2.26154
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity (PVAL
  $100,000+
  face):..........  $      65,703,388  $      71,476,083  $     634,255,213  $     699,631,670  $     495,396,366
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Units
  Outstanding
  (SVUL):.........        398,970.245         66,018.689        621,738.271        236,429.835        192,082.432
Unit value
  (SVUL):.........  $         1.04110  $         1.04019  $         1.19837  $         1.14452  $         1.12735
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity
  (SVUL):.........  $         415,368  $          68,672  $         745,072  $         270,599  $         216,544
                    -----------------  -----------------  -----------------  -----------------  -----------------
TOTAL CONTRACT
  OWNER EQUITY:...  $      95,829,772  $     116,230,392  $   1,060,371,790  $   1,137,482,708  $     918,784,473
                    -----------------  -----------------  -----------------  -----------------  -----------------
                    -----------------  -----------------  -----------------  -----------------  -----------------

                                      A12

                                                       SUBACCOUNTS (CONTINUED)
                    ---------------------------------------------------------------------------------------------
                          ZERO               HIGH
                       COUPON BOND           YIELD              STOCK             EQUITY             NATURAL
                          2000               BOND               INDEX             INCOME            RESOURCES
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
 Units Outstanding
 (PVAL):..........      3,660,585.720     15,387,903.704     51,026,977.087     32,505,484.983     19,894,002.086
Unit value
  (PVAL):.........  $         2.21829  $         2.05571  $         3.26565  $         3.00354  $         2.94988
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity
  (PVAL):.........  $       8,120,240  $      31,633,068  $     166,636,248  $      97,631,524  $      58,684,918
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Units
  Outstanding
  (PVAL $100,000+
  face):..........      5,239,201.945     23,074,678.840     76,187,047.686     64,028,857.775     28,893,658.632
Unit value (PVAL
  $100,000+
  face):..........  $         2.27085  $         2.10376  $         3.34316  $         3.07507  $         3.01942
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity (PVAL
  $100,000+
  face):..........  $      11,897,442  $      48,543,586  $     254,705,490  $     196,893,220  $      87,242,091
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Units
  Outstanding
  (SVUL):.........                N/A        505,102.997        581,484.963        176,423.502         27,944.197
Unit value
  (SVUL):.........                N/A  $         1.09212  $         1.24693  $         1.23377  $         1.27865
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity
  (SVUL):.........                N/A  $         551,633  $         725,071  $         217,666  $          35,731
                    -----------------  -----------------  -----------------  -----------------  -----------------
TOTAL CONTRACT
  OWNER EQUITY:...  $      20,017,682  $      80,728,287  $     422,066,809  $     294,742,410  $     145,962,740
                    -----------------  -----------------  -----------------  -----------------  -----------------
                    -----------------  -----------------  -----------------  -----------------  -----------------


                                                       SUBACCOUNTS (CONTINUED)
                    ---------------------------------------------------------------------------------------------
                                                                ZERO                                  SMALL
                                          GOVERNMENT         COUPON BOND        PRUDENTIAL       CAPITALIZATION
                         GLOBAL             INCOME              2005             JENNISON             STOCK
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
 Units Outstanding
 (PVAL):..........     14,777,544.603     16,407,557.842      3,427,063.251      6,773,439.848      3,759,138.927
Unit value
  (PVAL):.........  $         1.31795  $         1.77603  $         2.08804  $         1.41447  $         1.41503
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity
  (PVAL):.........  $      19,476,065  $      29,140,315  $       7,155,845  $       9,580,827  $       5,319,294
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Units
  Outstanding
  (PVAL $100,000+
  face):..........     49,638,503.339     24,092,277.326      7,027,780.240     21,504,423.254     15,751,841.033
Unit value (PVAL
  $100,000+
  face):..........  $         1.32837  $         1.81715  $         2.13621  $         1.42160  $         1.42227
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity (PVAL
  $100,000+
  face):..........  $      65,938,299  $      43,779,282  $      15,012,815  $      30,570,688  $      22,403,371
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Units
  Outstanding
  (SVUL):.........        349,659.305         42,594.932          6,571.354        363,119.018        372,329.523
Unit value
  (SVUL):.........  $         1.18323  $         1.01897  $         0.99738  $         1.23241  $         1.24611
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity
  (SVUL):.........  $         413,727  $          43,403  $           6,554  $         447,512  $         463,964
                    -----------------  -----------------  -----------------  -----------------  -----------------
TOTAL CONTRACT
  OWNER EQUITY:...  $      85,828,091  $      72,963,000  $      22,175,214  $      40,599,027  $      28,186,629
                    -----------------  -----------------  -----------------  -----------------  -----------------
                    -----------------  -----------------  -----------------  -----------------  -----------------

                                      A13

NOTE 5:  CHARGES AND EXPENSES

A.  Mortality Risk and Expense Risk Charges

    The mortality risk and expense risk charges at an effective annual rate of 0.90% may be applied daily against the net assets representing equity of PVAL Contract owners held in each subaccount. For Contract owners investing in PVAL with face amounts of $100,000 or more the annual rate is 0.60%. For Contract owners investing in SVUL the annual rate is 0.90%.

    Mortality risk is that Contract holders may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1996, the amount of these charges paid to Prudential was $14,434,420 for PVAL Contracts, $14,467,520 for PVAL Contracts with face amounts of $100,000 or more and $11,561 for SVUL Contracts.

B.  Deferred Sales Charge

    Subsequent to Contract owner redemption, a deferred sales charge is imposed upon surrenders of certain variable life insurance Contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the tenth year of the Contract. No sales charge will be imposed on death benefits. For 1996, the amount of these charges was $9,647,647.

C.  Partial Withdrawal Charge

    A charge is imposed by Prudential on partial withdrawals of the cash surrender value. For 1996, the amount of these charges was $3,327,939.

D.  Expense Reimbursement

    PVAL Contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index Portfolio, 0.50% for the Equity Income Portfolio, 0.55% for the Natural
    Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios. For 1996, the amount of these reimbursements totaled $66,808.

    SVUL Contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of these portfolio of each of the Zero Coupon Bond Portfolios. For 1996, the amount of these reimbursements totaled $1.

E.  Cost of Insurance Charges

    Contract holders contributions are applied to the account net of the following charges: transaction costs, premium taxes, and sales charges, monthly administration charges, and death benefit risk charges prior to the investment in the Account. During 1996, Prudential received a total of
    $31,272,838,   $25,108,207,  $104,984,845,   $60,980,190,  and  $13,514,144,
    respectively, for these charges.

NOTE 6:  TAXES

Prudential is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Prudential. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded.

NOTE 7:  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Prudential to (from) the Account.

                                      A14

NOTE 8:  PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Series Fund, Inc. were as follows:

                                                   PORTFOLIOS
                --------------------------------------------------------------------------------
                    MONEY        DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                    MARKET           BOND           EQUITY           MANAGED         BALANCED
                --------------  --------------  ---------------  ---------------  --------------
For the year
ended December
31, 1996
Purchases.....  $   23,234,000  $   10,499,000  $   110,220,000  $    51,960,000  $   36,639,000
Sales.........  $  (21,673,000) $   (1,256,000) $    (3,494,000) $    (3,926,000) $   (7,060,000)


                                             PORTFOLIOS (CONTINUED)
                --------------------------------------------------------------------------------
                     ZERO
                    COUPON           HIGH
                     BOND           YIELD            STOCK           EQUITY          NATURAL
                     2000            BOND            INDEX           INCOME         RESOURCES
                --------------  --------------  ---------------  ---------------  --------------
For the year
ended December
31, 1996
Purchases.....  $      144,000  $    6,063,000  $    53,532,000  $    22,154,000  $   14,071,000
Sales.........  $     (844,000) $   (1,216,000) $      (869,000) $    (1,507,000) $   (1,340,000)

                                             PORTFOLIOS (CONTINUED)
                --------------------------------------------------------------------------------
                                                     ZERO
                                                    COUPON                            SMALL
                                  GOVERNMENT         BOND          PRUDENTIAL     CAPITALIZATION
                    GLOBAL          INCOME           2005           JENNISON          STOCK
                --------------  --------------  ---------------  ---------------  --------------
For the year
ended December
31, 1996
Purchases.....  $   24,498,000  $    1,525,000  $     1,827,000  $    30,511,000  $   20,824,000
Sales.........  $     (255,000) $   (2,422,000) $       (35,000) $             0  $     (931,000)

NOTE 9:  RELATED PARTY TRANSACTIONS

The Prudential has purchased multiple Variable Appreciable Life insurance contracts insuring the lives of certain employees. The Prudential is the owner and beneficiary of the Contracts. There were no net premium payments for the year ended December 31, 1996. Equity of Contract owners in that subaccount at December 31, 1996 includes approximately $210.2 million owned by the Prudential.

                                      A15

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of
Prudential Variable Appreciable Account
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Money Market Subaccount, Diversified Bond Subaccount, Equity Subaccount, Flexible Managed Subaccount, Conservative Balanced Subaccount, Zero Coupon Bond 2000 Subaccount, High Yield Bond Subaccount, Stock Index Subaccount, Equity Income Subaccount, Natural Resources Subaccount, Global Subaccount, Government Income Subaccount, Zero Coupon Bond 2005 Subaccount, Prudential Jennison Subaccount and Small Capitalization Stock Subaccount of Prudential Variable Appreciable Account at December 31, 1996, and the results of each of their operations and the changes in each of their net assets for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1996, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
March 31, 1997

                                      A16

INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
The Prudential Variable Appreciable
Account and the Board of Directors
of the Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statements of changes in net assets of The Prudential Variable Appreciable Account of The Prudential Insurance Company of America (comprising, respectively, the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, Zero Coupon Bond 2000, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Zero Coupon Bond 2005, Prudential Jennison, and Small Capitalization Stock subaccounts) for the periods presented for each of the two years ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting The Prudential Variable Appreciable Account for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                      A17

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                              DECEMBER 31,
                                                                                                     1996                     1995
                                                                                                   --------                 --------
                                                                                                             (In Millions)
ASSETS
Bonds ............................................................................                 $ 75,006                 $ 77,494
Preferred stock ..................................................................                      239                      396
Common stock .....................................................................                    7,076                    6,133
Mortgage loans on real estate ....................................................                   17,039                   20,280
Real estate ......................................................................                    2,094                    2,488
Policy loans and premium notes ...................................................                    6,023                    6,208
Cash and short-term investments ..................................................                    5,982                    4,803
Other invested assets ............................................................                    2,591                    3,304
                                                                                                   --------                 --------

TOTAL CASH AND INVESTED ASSETS ...................................................                  116,050                  121,106

Premiums due and deferred ........................................................                    1,925                    1,917
Accrued investment income ........................................................                    1,640                    1,688
Other assets .....................................................................                    1,208                    1,120
Assets held in separate accounts .................................................                   57,797                   53,903
                                                                                                   --------                 --------

TOTAL ASSETS .....................................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

LIABILITIES AND SURPLUS

LIABILITIES

Policy liabilities and insurance reserves:
    Future policy benefits and claims ............................................                 $ 87,582                 $ 93,346
    Unearned premiums ............................................................                      619                      624
    Policy dividends .............................................................                    1,878                    1,893
    Policyholder account balances ................................................                    7,968                    7,966
Notes payable and other borrowings ...............................................                      763                      807
Asset valuation reserve ..........................................................                    2,682                    2,705
Federal income tax payable .......................................................                      729                    1,278
Other liabilities ................................................................                    9,588                    9,191
Liabilities related to separate accounts .........................................                   57,436                   53,256
                                                                                                   --------                 --------

TOTAL LIABILITIES ................................................................                  169,245                  171,066
                                                                                                   --------                 --------

CONTINGENCIES (NOTE 11)

SURPLUS

Capital notes ....................................................................                      985                      984
Special surplus fund .............................................................                    1,268                    1,274
Unassigned surplus ...............................................................                    7,122                    6,410
                                                                                                   --------                 --------

TOTAL SURPLUS ....................................................................                    9,375                    8,668
                                                                                                   --------                 --------

TOTAL LIABILITIES AND SURPLUS ....................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF OPERATIONS AND CHANGES IN SURPLUS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                     1996                1995                1994
                                                                                                     (In Millions)

REVENUE

Premiums and annuity considerations ....................................           $ 20,674            $ 21,088            $ 23,612
Net investment income ..................................................              8,677               8,637               7,387
Other income ...........................................................                571                 363                 367
                                                                                   --------            --------            --------

TOTAL REVENUE ..........................................................             29,922              30,088              31,366
                                                                                   --------            --------            --------

BENEFITS AND EXPENSES

Death benefits .........................................................              2,943               2,858               2,798
Annuity benefits .......................................................              3,582               3,495               3,354
Disability benefits ....................................................              5,630               5,765               5,201
Other benefits .........................................................                806                 853                 845
Surrender benefits and fund withdrawals ................................             11,844              12,538              11,714
Net (decrease) increase in reserves ....................................             (1,572)             (2,178)              1,251
Commissions ............................................................                477                 535                 610
Other expenses .........................................................              2,690               2,650               3,727
                                                                                   --------            --------            --------

TOTAL BENEFITS AND EXPENSES ............................................             26,400              26,516              29,500
                                                                                   --------            --------            --------


Operating income before dividends and income taxes .....................              3,522               3,572               1,866
Dividends to policyholders .............................................              2,526               2,464               2,290
                                                                                   --------            --------            --------

Operating income (loss) before income taxes ............................                996               1,108                (424)
Income tax provision ...................................................                 51                 590                 453
                                                                                   --------            --------            --------

INCOME (LOSS) FROM OPERATIONS ..........................................                945                 518                (877)

NET REALIZED CAPITAL GAINS (LOSSES) ....................................                457                (183)                (24)
                                                                                   --------            --------            --------

NET INCOME  (LOSS) .....................................................           $  1,402            $    335            $   (901)
                                                                                   ========            ========            ========


SURPLUS

SURPLUS, BEGINNING OF YEAR .............................................              8,668               7,449               8,004

Net income (loss) ......................................................              1,402                 335                (901)
Change in net unrealized capital gains (losses) ........................                191                 661                 (51)
Change in non-admitted assets ..........................................               (206)                717                  82
Change in asset valuation reserve ......................................                 11                (694)                653
Other changes, net .....................................................               (691)                200                (338)
                                                                                   --------            --------            --------

SURPLUS, END OF YEAR ...................................................           $  9,375            $  8,668            $  7,449
                                                                                   ========            ========            ========


                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF CASH FLOWS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           YEARS ENDED DECEMBER 31,
                                                                                    1996             1995                1994
                                                                                 ---------        ---------           ---------
                                                                                                (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations ......................................       $  20,669        $  21,030           $  23,635
Net investment income ....................................................           8,629            8,511               7,261
Other income received ....................................................             599              479                 502
Separate account transfers ...............................................           1,183            1,002                (494)
Benefits and claims paid .................................................         (24,952)         (25,524)            (24,403)
Policyholders' dividends paid ............................................          (2,453)          (2,393)             (2,594)
Federal income taxes (paid) received .....................................            (230)            (847)                179
Other operating expenses .................................................          (4,224)          (3,738)             (3,636)
                                                                                 ---------        ---------           ---------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES ......................            (779)          (1,480)                450
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from investments sold, matured, or repaid
     Bonds ...............................................................         119,195           93,178              80,668
     Stocks ..............................................................           4,328            2,985               4,263
     Mortgage loans on real estate .......................................           3,140            4,997               4,205
     Real estate .........................................................             537              573                 935
     Net gains (losses) on cash and short-term investments ...............              13               (9)                 (5)
     Miscellaneous proceeds ..............................................           2,128            3,707               2,671
Payments for investments acquired
     Bonds ...............................................................        (118,009)        (101,018)            (81,677)
     Stocks ..............................................................          (6,029)          (2,199)             (2,312)
     Mortgage loans on real estate .......................................          (1,841)          (2,810)             (3,282)
     Real estate .........................................................            (120)            (425)               (194)
     Miscellaneous applications ..........................................            (718)          (1,213)             (1,275)
Net (tax) benefit on capital gains and losses ............................            (622)             107                (275)
                                                                                 ---------        ---------           ---------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ......................           2,002           (2,127)              3,722
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES

Net (repayments of) proceeds from borrowed money .........................             (44)             123                   1
Net proceeds from the issuance of capital notes ..........................               0              686                   0
                                                                                 ---------        ---------           ---------

NET CASH (USED IN) PROVIDED BY  FINANCING ACTIVITIES .....................             (44)             809                   1
                                                                                 ---------        ---------           ---------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS ...............           1,179           (2,798)              4,173
Cash and short-term investments, beginning of year .......................           4,803            7,601               3,428
                                                                                 ---------        ---------           ---------

CASH AND SHORT-TERM INVESTMENTS, END OF YEAR .............................       $   5,982        $   4,803           $   7,601
                                                                                 =========        =========           =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest payments of $253 million, $144 million and $85 million were made during 1996, 1995 and 1994, respectively.

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

1.   ACCOUNTING POLICIES AND PRINCIPLES

     A. Business and basis of presentation - The statutory financial statements include the accounts of The Prudential Insurance Company of America ("the Company"), a mutual life insurance company. The activities of the Company include a broad range of financial services, including life and health insurance, asset management, and investment advisory services.

          These financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles ("GAAP"). The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Certain reclassifications have been made to the 1995 and 1994 financial statement amounts to conform to the 1996 presentation.

          The Company, domiciled in the State of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance ("the Department"). Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements are substantially the same as those included in the Statutory Annual Statement except for certain reclassifications and adjustments. These financial statements differ from those filed with the Department in that changes to estimated income and premium taxes applicable to prior periods, which are recorded as direct charges or credits to surplus in the Annual Statement, have been included in the "Income tax provision" and "Other expenses" in the Statements of Operations and Changes in Surplus. This item has the net effect of increasing (decreasing) net income by $396 million, ($143) million and $6 million in 1996, 1995 and 1994, respectively.

          Pursuant to the Financial Accounting Standards Board Interpretation No. 40 "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," as amended, which is effective for 1996 financial statements, statutory accounting practices ("SAP") are no longer considered GAAP for mutual life insurance companies. SAP differs from GAAP primarily as follows:

     (a) the Commissioner's Reserve Valuation Method ("CRVM") is used for the majority of individual insurance reserves under SAP, whereas for individual insurance, policyholder liabilities are generally established using the net level premium method under GAAP. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP, but are based upon actual company experience under GAAP;

     (b) for investment-type contracts that do not contain mortality or morbidity risk and universal life-type contracts, cash receipts are recorded as premiums and reserves are established using prescribed reserving methods under SAP. Under GAAP, premium from investment-type and universal life-type contracts are generally recognized as deposits. Revenues from these contracts represent amounts assessed against policyholders and are reported in the period of assessment;

     (c) policy acquisition costs are expensed when incurred under SAP rather than being deferred and charged against earnings over the periods covered by the related policies;

     (d) deferred income taxes are not recorded for the tax effect of temporary differences between book and tax basis of assets and liabilities under SAP;

     (e) certain "non-admitted assets" must be excluded under SAP through a charge against surplus, e.g. fixed assets, prepaid pensions and impaired investments;

     (f) investments in the common stock of the Company's wholly-owned subsidiaries are accounted for using the equity method under SAP rather than consolidated;

     (g) bonds are carried at amortized cost under SAP rather than categorized as "held to maturity", "available for sale", or "trading". Under GAAP, bonds classified as "available for sale" and "trading" are carried at market value;

     (h) certain reclassifications would be required with respect to the balance sheet and statement of cash flows under SAP;

     (i) the Asset Valuation Reserve ("AVR") and Interest Maintenance Reserve ("IMR") are required for life insurance companies under SAP.

          The following is a summary of accounting practices permitted by the state of New Jersey and reflected in these financial statements:

          o Prescribed statutory accounting practices require Department approval of each and every interest payment at the time of payment in order to classify the Company's Capital Notes as a component of surplus. Otherwise, such notes are required to be classified as a liability. Interest payments on $300 million in Capital Notes issued in 1993 are pre-approved by the Department, and permitted to be classified in surplus.

          o The Company sells synthetic guaranteed interest contracts ("GICs") containing minimum investment related guarantees on qualified pension plan assets. The assets are owned by the trustees of such plans, who invest the assets

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

               under the terms of investment guidelines agreed to with the Company. The investment related guarantees may include a minimum rate of return on the underlying assets and/or a guarantee of liquidity to meet plan cash flow requirements. The Company, with the approval of the Department, reports both the plan liabilities associated with the synthetic GICs and the trust assets supporting this potential liability. In addition, the Company files detailed schedules of trust assets and related statements with the Department. Currently, prescribed statutory accounting practices do not address accounting for synthetic GICs.

          o The Company establishes guaranty fund liabilities for the insolvencies of certain life insurance companies. The liabilities are established net of estimated premium tax credits and federal income tax. Prescribed statutory accounting practices do not address the establishment of liabilities for guaranty fund assessments.

     B. Divestiture - On July 31, 1996, Prudential sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). The transaction was structured as an assumption reinsurance transaction, whereby London Life assumed total liabilities of the Canadian Branch equal to $3,146 million as well as a related amount of total assets equal to $3,040 million. A net gain of $138 million was recorded for this transaction.

     C. Use of estimates - The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

     D. Investments - Bonds, which consist of long-term bonds, are stated primarily at amortized cost.

          Preferred stock is generally valued at amortized cost.

          Common Stock is carried at fair value. Investments in subsidiaries, which are included in "Common stock", are accounted for using the equity method. The subsidiaries' change in net assets, excluding capital contributions and distributions, is included in "Net investment income." The subsidiaries are engaged principally in the businesses of life and health insurance, property and casualty insurance, group health care, securities brokerage, asset management, investment advisory services, retail banking and real estate and brokerage.

          Mortgage loans on real estate are stated primarily at unpaid principal balances.

          Real estate, except for real estate acquired in satisfaction of debt, is carried at cost less accumulated straight-line depreciation, encumbrances and permanent impairments in value. Properties acquired in satisfaction of debt are valued at lower of depreciated cost or fair value less disposition costs.

          Policy loans and premium notes are stated at unpaid principal balances.

          Cash includes cash on hand, amounts due from banks and money market instruments. Short term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are stated at amortized cost, which approximates fair value.

          Other invested assets primarily include the Company's investment in joint ventures and other forms of partnerships. These investments are accounted for using the equity method where the Company has the ability to exercise significant influence over the operating and financial policies of the entity. The cost method is used for all other assets.

          Derivatives used in asset/liability risk management activities, which support life and health insurance and annuity contracts, are recorded at either fair value or statement value, depending upon the underlying instrument, with unrealized gains and losses recorded in "Change in net unrealized capital gains (losses)." Upon termination of derivatives, the interest-related gains and losses are amortized through the IMR.

     E. Separate accounts - These assets and liabilities, reported at estimated fair value, represent segregated funds invested for pension and other clients. Investment risks associated with fair value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

     F. Revenue recognition of insurance income and related expenses - Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including such acquisition costs as sales commissions, are charged to operations as incurred.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     G. Policyholder dividends - Substantially all of the policies issued by the Company are participating. The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Dividends declared by the Board of Directors which have not been paid are included in "Policy dividends".

2. POLICY LIABILITIES AND INSURANCE RESERVES

     A. For life insurance and annuities, future policy benefits and claims include estimates of benefits and associated settlement expenses on reported claims and those which are incurred but not reported.

          Activity in the liability for unpaid claims and claim adjustment expenses for accident and health business, which is included in "Future policy benefits and claims", is as follows:

                                          1996             1995            1994
                                       -------          -------         -------
                                                     (In Millions)

Balance at January 1                   $ 2,636          $ 2,440         $ 2,416
  Less reinsurance recoverables             15               23              15
                                       -------          -------         -------

Net balance at January 1                 2,621            2,417           2,401
                                       -------          -------         -------

Incurred related to:
  Current year                           5,734            5,759           5,398
  Prior years                              (87)              42             (87)
                                       -------          -------         -------

Total incurred                           5,647            5,801           5,311
                                       -------          -------         -------

Paid related to:
  Current year                           4,135            4,028           3,856
  Prior years                            1,467            1,569           1,439
                                       -------          -------         -------

Total paid                               5,602            5,597           5,295
                                       -------          -------         -------

Net balance at December 31               2,666            2,621           2,417
  Plus reinsurance recoverables             10               15              23
                                       -------          -------         -------

Balance at December 31                 $ 2,676          $ 2,636         $ 2,440
                                       =======          =======         =======


          As a result of changes in reserve estimates for insured events of prior years, the provision for claims and claim adjustment expenses changed by ($87) million and $42 million in 1996 and 1995, respectively, due to changes in claim cost trends and changed by ($87) million in 1994 because of faster-than-expected shrinkage in the indemnity health business.

     B. Reserves for individual life insurance are calculated using various methods, interest rates and mortality tables, which produce reserves that meet the aggregate requirements of state laws and regulations. Approximately 39% of individual life insurance reserves are determined using the net level premium method, or by using the greater of the net level premium reserve or the policy cash value. About 52% of individual life insurance reserves are calculated according to CRVM or methods which compare CRVM to policy cash values. The remaining reserves include universal life reserves which are equal to the greater of the policyholder account value less the unamortized expense allowance and the policy cash value, or are for supplementary benefits whose reserves are calculated using methods, interest rates and tables appropriate for the benefit provided.

          For group life insurance, about 56% of the reserves are associated with extended death benefits. These reserves are primarily calculated using modified group tables at various interest rates. The remainder are unearned premium reserves (calculated using the 1960 Commissioner's Standard Group Table), reserves for group life fund accumulations and other miscellaneous reserves.

          Reserves for deferred individual annuity contracts are determined using the Commissioner's Annuity Reserve Valuation Method. These account for 72% of the individual annuity reserves. The remaining reserves are equal to the present value of future payments with the annuity mortality table and interest rates based on the date of issue or maturity as appropriate.

          Reserves for other deposit funds or other liabilities with life contingencies reflect the contract deposit account or experience accumulation for the contract and any purchased annuity reserves.

          Accident and health reserves represent the present value of the future potential payments, adjusted for contingencies and interest. The remaining material reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the guaranteed rate or the fund value.

          Policyholders, at their discretion, may withdraw funds from their annuity policies. At December 31, 1996 and 1995, approximately 55% of total annuity actuarial reserves and deposit liabilities of $92,536 million and $95,092 million, respectively, were not subject to discretionary withdrawal.

3. INCOME TAXES

   The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") taxes the Company on its operating income after dividends to policyholders. In calculating this tax, the Code requires the capitalization and amortization of policy acquisition expenses.

   The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imposes an additional amount of taxable income to the Company. "Income tax provision" includes an estimate for the total equity tax to be paid with respect to the year. Income from sources outside the United States is taxed under applicable foreign statutes.

   The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service is examining the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments.

4. INVESTED ASSETS

     A. Bonds and stocks - The Company invests in both investment grade and non-investment grade public and private bonds. The Securities Valuation Office of the NAIC rates the bonds held by insurers for regulatory purposes and classifies investments into six categories ranging from highest quality bonds to those in or near default. The lowest three NAIC categories represent primarily high-yield securities and are defined by the NAIC as including any security with a public agency rating equivalent to B+ or B1 or less. Securities in these lowest three categories approximated 2.8% and 1.0%, of the Company's bonds at December 31, 1996, 1995, respectively.

          The following tables provide additional information relating to bonds and preferred stock as of December 31:

                                                                                    1996
                                                          -------------------------------------------------------
                                                                           GROSS           GROSS         ESTIMATED
                                                          CARRYING       UNREALIZED      UNREALIZED         FAIR
                                                           AMOUNT          GAINS           LOSSES           VALUE
                                                          -------         -------          ------          -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                $ 9,504        $   353         $    74         $ 9,783

Obligations of U.S. states and their
  political subdivisions                                       206              7               6             207

Foreign government bonds                                     2,420            133              11           2,542

Corporate securities                                        57,282          2,625             323          59,584

Mortgage-backed securities                                   5,594            131              15           5,710
                                                           -------        -------         -------         -------

     Total                                                 $75,006        $ 3,249         $   429         $77,826
                                                           =======        =======         =======         =======

Preferred Stock
Redeemable                                                 $   142        $     3         $     6         $   139

Non-redeemable                                                  97             23               0             120
                                                           -------        -------         -------         -------

     Total                                                 $   239        $    26         $     6         $   259
                                                           =======        =======         =======         =======


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                                     1995
                                                                --------------------------------------------------
                                                                              GROSS        GROSS
                                                                CARRYING    UNREALIZED   UNREALIZED        FAIR
                                                                 AMOUNT       GAINS        LOSSES          VALUE
                                                                -------      -------      -------         -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $15,715      $ 1,392      $     1          $17,106

Obligations of U.S. states and their
  political subdivisions                                            214           22            1              235

Foreign government bonds                                          3,196          260            1            3,455

Corporate securities                                             54,411        4,609           97           58,923

Mortgage-backed securities                                        3,958          241            8            4,191
                                                                -------      -------      -------          -------

     Total                                                      $77,494      $ 6,524      $   108          $83,910
                                                                =======      =======      =======          =======

Preferred Stock
Redeemable                                                      $   304      $    16      $     4          $   316

Non-redeemable                                                       92            2            0               94
                                                                -------      -------      -------          -------

      Total                                                     $   396      $    18      $     4          $   410
                                                                =======      =======      =======          =======


          The carrying amount and estimated fair value of bonds at December 31, 1996, categorized by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.

                                                          CARRYING    ESTIMATED
                                                           AMOUNT     FAIR VALUE
                                                          --------    ----------
                                                              (In Millions)

Due in one year or less                                    $ 1,999       $ 2,012
Due after one year through five years                       19,125        19,445
Due after five years through ten years                      19,406        20,081
Due after ten years                                         28,882        30,578
                                                           -------       -------
                                                            69,412        72,116
                                                           -------       -------

Mortgage-backed securities                                   5,594         5,710
                                                           -------       -------

       Total                                               $75,006       $77,826
                                                           =======       =======

          Proceeds from the sale and maturity of bonds during 1996, 1995 and 1994 were $119,195 million, $93,178 million and $80,668 million, respectively. Gross gains of $1,516 million, $1,913 million and $618 million and gross losses of $988 million, $782 million and $1,841 million were realized on such sales during 1996, 1995 and 1994, respectively. Realized gains and losses are determined using the specific identification method.

     B. Mortgage loans on real estate - Mortgage loans on real estate at December 31 are as follows:

                                                1996                1995
                                         ------------------  ------------------
                                         CARRYING  PERCENT   CARRYING  PERCENT
                                          AMOUNT   OF TOTAL   AMOUNT   OF TOTAL
                                          ------   --------   ------   --------
                                                     (In Millions)
Commercial and agricultural loans:
    In good standing                      $15,546    91.3%    $17,649    87.0%
    In good standing
      with structured terms                   809     4.7%        966     4.8%
    Past due 90 days or more                  229     1.3%        144     0.7%
    In process of foreclosure                  68     0.4%        157     0.8%

Residential loans                             387     2.3%      1,364     6.7%
                                          -------   -----     -------   -----

    Total                                 $17,039   100.0%    $20,280   100.0%
                                          =======   =====     =======   =====


          At December 31, 1996, the Company's mortgage loans on real estate were collateralized by the following property types: office buildings (34%), retail stores (22%), residential properties (2%), apartment complexes (18%), industrial buildings (11%), agricultural properties (9%) and other commercial properties (4%). The maximum percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured, guaranteed, purchase money mortgages or mortgages supported by high credit leases is 80%. The mortgage loans are geographically dispersed throughout the United States and

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Canada with the largest concentrations in California (26%) and New York (8%). Included in these balances are mortgage loans with affiliated joint ventures of $560 million and $653 million at December 31, 1996 and 1995, respectively.

     C.   Real estate - Real estate at December 31 was as follows:

                                                   1996           1995
                                                  ------         ------
                                                      (In Millions)


Investment real estate                            $1,201         $1,484
Properties occupied by the Company                   525            533
Properties acquired in
     satisfaction of debt                            368            471
                                                  ------         ------

    Total                                         $2,094         $2,488
                                                  ======         ======

          Accumulated depreciation on real estate was $808 million and $853 million at December 31, 1996 and 1995, respectively.

     D. Other invested assets - Other invested assets of $2,591 million and and $3,304 million as of December 31, 1996 and 1995, respectively, principally include the Company's net equity in joint ventures and other forms of partnerships. The Company's share of net income from other invested assets was $283 million, $240 million and $348 million for 1996, 1995 and 1994, respectively.

     E. Investment in subsidiaries - Included in "Common stock" is the Company's investment in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively. Included in "Net investment income" for 1996, 1995 and 1994 is $370 million, $143 million and $(936) million, respectively, attributable to undistributed income (loss) of subsidiaries.

          In October 1995, the Company completed the sale of Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax gain of $72 million was recorded in 1995.

          In March 1995, the Company announced its intention to sell its mortgage banking unit. On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. ("PHMC") and it also liquidated certain mortgage-backed securities and extended warehouse loans. In 1995, PHMC recorded an after-tax loss of $98 million which includes operating gains and losses, asset write downs, and other costs directly related to the sale. The Company continues to have discussions with prospective buyers for the sale of the remaining assets.

     F. Net unrealized capital gains (losses) - Changes in net unrealized capital gains (losses), which result principally from changes in the differences between cost and carrying amounts of invested assets, were $191 million and $661 million for the years ended December 31, 1996 and 1995, respectively, and are reflected in "Unassigned surplus."

     G. Asset valuation reserve and interest maintenance reserve - These reserves are required for life insurance companies under NAIC requirements. The AVR is calculated based on a statutory formula and is designed to mitigate the effect of valuation and credit-related losses on unassigned surplus. The IMR captures realized capital gains and losses, net of tax, resulting from changes in the general level of interest rates. These gains and losses are amortized into net investment income utilizing grouped amortization schedules over the expected remaining life of the investments sold. At December 31, 1996, AVR is comprised of 68% for bonds, stocks, and short-term investments; 17% for mortgage loans on real estate; and 15% for real estate and other invested assets. The IMR balance at December 31, 1996 and 1995 was $1,365 million and $1,163 million, respectively, and is recorded in "Other liabilities". During 1996, 1995 and 1994, $327 million, $766 million and ($910) million, respectively, of net realized capital gains (losses) were deferred and $126 million, $82 million and $102 million, respectively, was amortized and included in income.

     H. Restricted assets and special deposits - Assets in the amounts of $941 million and $5,072 million at December 31, 1996 and 1995, respectively, were on deposit with governmental authorities or trustees as required by law. Assets valued at $2,994 million and $3,121 million at December 31, 1996 and 1995, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $720 million in 1996 and $354 million in 1995.

     I. Loan backed and structured securities - A retrospective method is employed to recalculate the values of the loan backed and structured securities holdings with the exception of interest only bonds. Each acquisition lot was reviewed to recalculate the effective yield. The recalculated effective yield was used to derive a book value as if the new yield were applied at the time of acquisition. Outstanding principal

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          factors from the time of acquisition to adjustment date were used to calculate the prepayment history for all applicable securities. Conditional prepayment rates, computed with life to date factor histories and weighted average maturities, were used to affect the calculation of projected payments for pass through, interest only and principal only security types. Interest only bond adjustments are developed on a prospective basis with adjustments made for permanent impairments if needed.

     J. Securities lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. As of December 31, 1996 and 1995, the estimated fair values of loaned securities were $6,362 million and $5,939 million respectively. Company and NAIC policies require a minimum of 102% and 105% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans. Cash collateral received is invested in short-term investments. The offsetting collateral liability as of December 31, 1996 and 1995 is $4,813 million and $3,625 million, respectively. Non-cash collateral is not reflected in the Statements of Admitted Assets, Liabilities and Surplus.

5. EMPLOYEE BENEFIT PLANS

     A. Pension plans - The Company has several defined benefit pension plans, which cover substantially all of its employees. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy for U.S. plans is to contribute annually the amount necessary to satisfy the Internal Revenue Service contribution guidelines.

          Employee pension benefit plan status is as follows:

                                                       1996         1995
                                                     -------      -------
                                                         (In Millions)
Actuarial present value of benefit obligation:

  Vested benefit obligation                          $(3,878)     $(3,270)
                                                     =======      =======

  Accumulated benefit obligation                     $(4,174)     $(3,572)
                                                     =======      =======

Projected benefit obligation                         $(4,989)     $(4,330)

Plan assets at fair value                              7,326        6,688
                                                     -------      -------

Plan assets in excess of projected
  benefit obligation                                   2,337        2,358

Unrecognized transition amount                          (769)        (904)

Unrecognized prior service cost                          356          199

Unrecognized net gain                                   (916)        (753)
                                                     -------      -------


Prepaid pension cost                                 $ 1,008      $   900
                                                     =======      =======
          Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,668 million and $4,788 million are included in separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          The components of the net periodic pension benefit for 1996, 1995 and 1994 are as follows:

                                                               1996      1995      1994
                                                               ----      ----      ----
                                                                     (In Millions)
Service cost                                                 $  119     $ 110    $  141
Interest cost                                                   336       371       293
Actual return on assets                                        (720)   (1,249)       62
Net amortization and deferral                                    57       604      (633)
Net curtailment gains and special termination benefits           63         0       156
                                                             ------    ------    ------

Net periodic pension benefit                                 $ (145)   $ (164)   $   19
                                                             ======    ======    ======

          The net increase to surplus relating to the Company's pension plans is $37 million, $30 million and $0 million in 1996, 1995 and 1994, respectively, which considers the changes in the non-admitted prepaid pension asset of $108 million, $134 million and ($19) million, respectively.

          The accounting assumptions used by the Company were:

                                                 AS OF SEPTEMBER 30,
                                              ------------------------
                                               1996     1995     1994
                                              ------   ------   ------

Discount rate                                  7.75%    7.50%    8.50%
Rate of increase in compensation levels        4.50%    4.50%    5.50%
Expected long-term rate of return on assets    9.50%    9.00%    9.00%

          The Company maintains non-qualified supplemental retirement plans providing benefits that may not be paid from the Company's two qualified plans since qualified plans have limits imposed by Section 415 and 401(a)(17) of the Code. One of these plans also provides certain participants with a subsidized early retirement benefit.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     B. Postretirement benefits - The Company provides certain life insurance and health care benefits for its retired employees. Substantially all of the Company's employees may become eligible to receive these benefits if they retire after age 55 with at least 10 years of service.

          Postretirement benefits are accounted for in accordance with prescribed NAIC policy. The Company has elected to amortize its transition obligation over 20 years. During 1996, 1995 and 1994, funding of its postretirement benefit obligations totaled $35 million, $47 million and $31 million, respectively.

          The postretirement benefit plan status is as follows:

                                                                 SEPTEMBER 30,
                                                             ------------------
                                                               1996       1995
                                                               ----       ----
                                                                 (In Millions)

Accumulated postretirement benefit obligation for:
  Retirees                                                   $(1,418)   $(1,465)
  Fully eligible active plan participants                        (35)      (103)
Plan assets at fair value                                      1,341      1,309
                                                             -------    -------
Funded status                                                   (112)      (259)
Unrecognized transition amount                                   355        378
Unrecognized net gain                                           (177)       (19)
                                                             -------    -------
Prepaid postretirement benefit cost                          $    66    $   100
                                                             =======    =======

          Plan assets consist of group and individual variable life insurance policies, group life and health contracts and short-term investments, of which $1,003 million and $990 million are included in the separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          Net periodic postretirement benefit cost for 1996, 1995 and 1994 includes the following components:

                                                     1996       1995       1994
                                                    -----      -----      -----
                                                           (In Millions)

Service cost                                        $  24      $  30      $  36
Interest cost                                         115        117        107
Actual return on plan assets                         (104)      (144)       (98)
Amortization of transition obligation                  22         22         23
Other                                                  12         49         52
                                                    -----      -----      -----
Net periodic postretirement benefit cost            $  69      $  74      $ 120
                                                    =====      =====      =====

          The net reduction to surplus relating to the Company's postretirement benefit plans is $35 million, $46 million, and $30 million in 1996, 1995 and 1994, respectively, which considers the changes in the prepaid postretirement benefit cost of $34 million, $28 million and $90 million in 1996 , 1995 and 1994, respectively.

          The assumptions used for the postretirement benefit plan were:


                                                                 AS OF SEPTEMBER 30,
                                                    ---------------------------------------------
                                                        1996             1995            1994
                                                        ----             ----            ----
Discount rate                                          7.75%            7.50%            8.50%
Expected long-term rate of return on plan assets       9.00%            8.00%            9.00%
Rate of increase in compensation levels                4.50%            4.50%            5.50%
Health care cost trend rates                        8.50-12.50%      8.90-13.30%      9.10-13.90%
Ultimate health care cost trend rate at 2006           5.00%            5.00%            6.00%

          A 1% increase in health care cost trend rates would increase the September 30, 1996 accumulated postretirement benefit obligation and service/interest costs by $115 million and $12 million, respectively.

     C. Postemployment benefits - The Company accrues for postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1996 and 1995 was $99 million and $96 million, respectively.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

6.   NOTES PAYABLE AND OTHER BORROWINGS

     Notes payable and other borrowings consisted of the following at December
     31:

Short-term:                                                  1996          1995
                                                             ----          ----
                                                                (In Millions)
Notes payable to affiliate                                   $ 99           $  0
Current portion of long term
     notes payable                                             11            128
                                                             ----           ----
                                                             $110           $128

Long-Term:                                                   1996           1995
                                                             ----           ----

8.173% note due 2002                                         $249           $249
7.501% note due 1999                                          248            248
5.0819% note due 2004                                          56             66
12.00% note due 1999                                            0             16
Secured demand note
        due 1998                                              100            100
                                                             ----           ----
                                                              653            679
                                                             ----           ----
    Total principal repayments and accrued interest          $763           $807
                                                             ====           ====

          Scheduled principal repayments as of December 31, 1996, are as follows: $110 million in 1997, $100 million in 1998, $239 million in 1999, $0 in 2000, $0 in 2001 and $294 million thereafter.


7.   SURPLUS

     A. Capital notes - The Company issues Capital Notes that are subordinate in right of payment to policy claims, prior claims and senior indebtedness. A summary of the outstanding Capital Notes as of December 31, 1996 is as follows:


                     PRINCIPAL       CARRYING      INTEREST         MATURITY
ISSUE DATE             (PAR)          AMOUNT         RATE             DATE
----------           ---------       --------      --------         --------
                          (In Millions)
April 28, 1993      $   300            $ 299        6.875%        April 15, 2003
July 1, 1995            350              340        8.300%        July 1, 2025
July 1, 1995            250              246        7.650%        July 1, 2007
July 15, 1995           100              100        8.100%        July 15, 2015
                    -------            -----
    Total           $ 1,000            $ 985
                    =======            =====

     B. Special surplus fund - In accordance with the requirements of various states, a special surplus fund has been established for contingency reserves of $1,268 million and $1,274 million as of December 31, 1996 and 1995, respectively.

     C. Non-admitted assets - Non-admitted assets were $1,367 million and $1,167 million as of December 31, 1996 and 1995, respectively.

8.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and reasonable valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values. (For all other financial instruments, the carrying value is a reasonable estimate of fair value.)

          Bonds and preferred stock - Fair values for bonds and preferred stock, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts provided by state regulatory authorities.

          Common stock - Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Mortgage loans on real estate - The fair value of residential mortgages is based on recent market trades or quotes, adjusted where necessary for differences in risk characteristics. The fair value of the commercial mortgage and agricultural loan portfolio is primarily based upon the present value of the scheduled cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, fair value is based upon the value of the underlying collateral.

          Policy loans and premium notes - The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

          Derivative financial instruments - The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual future stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity and credit standing.

          Investment-type insurance contract liabilities - Fair values for the Company's investment-type insurance contract liabilities are estimated using a discounted cash flow model, based on interest rates currently being offered for similar contracts. Carrying amounts are included in "Future policy benefits and claims."

          Notes payable and other borrowings - The estimated fair value of notes payable is derived using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

          The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                              1996                                 1995
                                                              ----                                 ----
                                                     CARRYING      ESTIMATED             CARRYING       ESTIMATED
                                                      AMOUNT       FAIR VALUE             AMOUNT        FAIR VALUE
                                                      ------       ----------             ------        ----------
                                                                             (In Millions)
FINANCIAL ASSETS:

  Bonds                                              $75,006         $77,826             $77,494         $83,910
  Preferred stock                                        239             259                 396             410
  Common stock *                                       2,466           2,466               1,805           1,805
  Mortgage loans on real estate                       17,039          17,364              20,280          20,839
  Policy loans and premium notes                       6,023           5,942               6,208           6,452
  Short-term investments                               5,817           5,817               4,633           4,633
  Cash                                                   165             165                 170             170
  Assets held in separate accounts                    57,797          57,797              53,903          53,903
  Derivative financial instruments                         9              16                  15              64

FINANCIAL LIABILITIES:

  Investment-type insurance
    contracts                                         30,194          30,328              34,799          35,720
  Notes payable and other borrowings                     763             794                 807             829
  Liabilities related to separate accounts            57,436          57,436              53,256          53,256
  Derivative financial instruments                        60              63                  94             108

* Excludes investments in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

9.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     A. Derivative financial instruments - Derivatives include swaps, forwards, futures, options and fixed-rate loan commitments subject to market risk, all of which are used by the Company in the normal course of business in activities other than trading. The Company does not issue or hold derivatives for trading purposes. This classification is based on management's intent at the time of contract inception and throughout the life of the contract. The Company uses derivatives primarily for asset/liability risk management and to reduce exposure to interest rate, currency and other market risks. Of those derivatives held at December 31,1996, 35% of the notional amounts consisted of interest rate derivatives and 65% consisted of foreign currency derivatives.


          The tables below summarize the Company's outstanding positions on a gross basis before netting pursuant to rights of offset, qualifying master netting agreements with counterparties or collateral arrangements at December 31:

                                                        DERIVATIVE FINANCIAL INSTRUMENTS
                                                1996                                            1995
                                                ----                                            ----
                                                                 (In Millions)
                                               CARRYING     ESTIMATED                        CARRYING      ESTIMATED
                                 NOTIONAL       AMOUNT     FAIR VALUE        NOTIONAL         AMOUNT      FAIR VALUE
                                 --------       ------     ----------        --------         ------      ----------
Swaps:
  Assets                         $  159         $    1         $    6         $  418         $   (1)         $   32
  Liabilities                       479             50             53            371             76              79

Forwards:
  Assets                            453              8              8            235             13              17
  Liabilities                       980              9              9          1,074             13              13

Futures:
  Assets                              0              0              0            683              5               5
  Liabilities                       399              1              1            864              5               7

Options:
  Assets                            175              0              0            195              0               0
  Liabilities                         0              0              0              3              0               0

Loan Commitments:
  Assets                            164              0              2            122             (2)             10
  Liabilities                         9              0              0            532              0               9
                                 ------         ------         ------         ------         ------          ------

Total:
  Assets                         $  951         $    9         $   16         $1,653         $   15          $   64
                                 ======         ======         ======         ======         ======          ======

  Liabilities                    $1,867         $   60         $   63         $2,844         $   94          $  108
                                 ======         ======         ======         ======         ======          ======


     B. Off-balance sheet credit-related instruments - During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees and letters of credit. Commitments include variable rate commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

          The notional amount of these instruments, which represents the Company's maximum exposure to credit loss from other parties' non-performance, was $785 million and $1,254 million at December 31, 1996 and 1995, respectively. Because many of these amounts expire without being advanced in whole or in part, the notional amounts do not represent future cash flows.

          The estimated fair value of these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $8 million and $56 million at December 31, 1996 and 1995, respectively.

10.  RELATED PARTY TRANSACTIONS

     A. Service agreements - The Company has entered into service agreements with various subsidiaries. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          third parties for general expenses, state and local taxes. The agreements obligate the subsidiaries to reimburse the Company for the approximate cost of providing such services. The amounts receivable from subsidiaries, reported in "Other assets" at December 31, 1996 and 1995, were $490 million and $509 million, respectively. The subsidiaries also furnish similar services to the Company in connection with such agreements. The amount payable to subsidiaries, reported in "Other liabilities" at December 31, 1996 was $87 million. There was no outstanding balance at December 31, 1995.

          Certain of the Company's group health care subsidiaries provide health insurance to certain employees of the Company. Enrollment contract costs reported in "Other expenses" were $126 million, $111 million and $104 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company purchases corporate owned life insurance policies from one of its life insurance subsidiaries for certain employees. The premium charged for these policies reported in "Other expenses" was $3 million, $12 million and $12 million for the years ended December 31, 1996, 1995 and 1994, respectively. The cash value associated with these policies was $118 million and $102 million at December 31, 1996 and 1995, respectively.

          Certain of the Company's subsidiaries perform services for the Company in connection with the Company's obligations under investment advisory or subadvisory agreements. The costs incurred in connection with performing such services, primarily reported in "Other expenses," were $145 million, $327 million and $342 million for the years ended December 31, 1996, 1995 and 1994, respectively. The Company also provides these services to subsidiaries in connection with such agreements. The investment advisory fees received from affiliates by the Company, reported in "Other income" were $161 million, $92 million and $110 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company borrows short-term funds from Prudential Funding Corporation ("Funding"), a wholly owned subsidiary. The interest expense for these borrowings was $131 million, $66 million and $21 million for the years ended December 31, 1996, 1995 and 1994, respectively. The outstanding balance at December 31, 1996 was $99 million. There was no outstanding balance at December 31, 1995.

     B. Net worth maintenance agreement - The Company has entered into a support agreement with Funding under which it agrees to maintain Funding's tangible net worth, including subordinated debt, at not less than $1.00. As of December 31, 1996, the tangible net worth of Funding was $44 million. Since the inception of the agreement, no support payments have been required.

11.  CONTINGENCIES

     The Company is reviewing its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that appropriate reserves have been established in accordance with applicable accounting standards to provide for appropriate reimbursements to customers.

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Twenty-six purported class actions and over 280 individual actions are pending against the Company on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek very substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was created to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. In it, the Task Force found that some sales of life insurance policies made by the Company were improper. The report criticizes the Company's training, oversight, discipline and compliance programs related to insurance sales. Based on these findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia amounting to a total of $35 million. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to policyowners who purchased 10.7 million whole life insurance policies in the United States from the Company from 1982 through 1995. In subsequent negotiations with several states, the Company agreed to pay additional amounts aggregating approximately $30 million by way of fine, reimbursement of investigation expenses and costs associated with outreach to residents of Florida and California.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the class actions consolidated in a Multi-District Litigation involving alleged improprieties in connection with the Company's sale of whole life

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     insurance policies from 1982 through 1995. Pursuant to the proposed settlement, the Company has agreed to provide certain enhancements and changes to the remediation program previously accepted by the Multi-State Task Force, including some additional remedies. In addition, the Company agreed that a minimum cost of $410 million (which was recorded in the Statement of Operations and Changes in Surplus) would be incurred in providing remedies to policyowners under the program, and agreed to certain other payments and guarantees. Under the terms of the guarantees, the Company has agreed that the average cost per remedy will not be less than $2,364 for up to 330,000 claims remedied. For claims remedied in excess of 330,000, the Company has not guaranteed an average cost per remedy. The Company has also agreed to provide additional compensation to be distributed by formula that will range in an aggregate amount from $50 million to $300 million depending on the total number of claims remedied. The Company cannot predict how many claims ultimately will be remedied. The Company has also recorded in the Statement of Operations and Changes in Surplus, its estimate of the minimum administrative costs related to the remediation program. As of March 5, 1997, all 50 states and the District of Columbia have directed the Company to offer a remediation plan based on the program accepted by the Task Force and containing many of the enhancements of the class action settlement.

     Also on October 28, 1996, the U.S. District Court of the District of New Jersey, in which the Multi-District Litigation is pending, conditionally certified a class for settlement purposes and scheduled a hearing on the fairness, reasonableness and adequacy of the proposed settlement. This hearing was held on February 24, 1997. On March 7, 1997, the Court rendered its decision approving the settlement. The owners of approximately 23,000 policies have taken steps to exclude themselves from the class action and are not bound by the settlement.

     To date, the Company has mailed packages to 8.5 million policyowners eligible for the remediation program, informing policyowners in all 50 states and the District of Columbia of their rights under the program. The deadline for electing to participate in the Alternative Dispute Resolution Process ("ADR") or Basic Claim Relief is June 1, 1997. Policyowners who believe that they were misled can file a claim through the ADR. Policyowners who do not believe they were misled, or who do not wish to file a claim under the ADR, may choose from several options available under Basic Claim Relief, such as preferred rate premium loans, or the purchase of enhanced annuities, mutual fund shares or life insurance policies.

     It is not possible on any reliable basis to estimate how many policyowners will participate in the settlement. The cost of the settlement is dependent upon complex and varying factors, including the number of policyowners that participate in the settlement, the relief options chosen and the ultimate dollar value of the settlement. The administrative costs to the Company of remediation of policyowner claims are also subject to a number of complex uncertainties in addition to the unknown quantity and cost of policyowner claims. In light of the uncertainties attendant to these and other factors, management is unable to make a reasonable estimate of the ultimate cost of the remediation program to the Company.

     A purported class action was brought against the Company and certain subsidiaries alleging common law fraud, negligent misrepresentation and violations of the New Jersey RICO statute arising out of the plaintiffs' purchase of certain subordinated mortgage pass-through securities and seeking compensatory and punitive damages and injunctive relief. The Company will deny the substantive allegations of the complaint in its answer and will vigorously defend the suit. The case is at a preliminary stage, and management is not now in a position to predict the outcome or effect of the litigation.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     In 1993, Prudential Securities, Inc. ("PSI"), a subsidiary of Prudential, entered into an agreement with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and state securities commissions whereby PSI agreed to pay $330 million into a settlement fund to pay eligible claims on certain limited partnership matters. Under this agreement, if partnership matter claims exceed the established settlement fund, PSI is obligated to pay such additional claims. The agreement also required PSI to take measures to enhance the adequacy of its sales practices compliance controls.

     In October 1994, the United States Attorney for the Southern District of New York (the "U.S. Attorney") filed a complaint against PSI in connection with its sale of certain limited partnerships. Simultaneously, PSI entered into an agreement to comply with certain conditions for a period of three years, and to pay an additional $330 million into the settlement fund. At the end of the three year period, assuming PSI has fully complied with the terms of the agreement, the U.S. Attorney will institute no further action. In the opinion of management, PSI is in compliance with all provisions of the aforementioned agreements.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     The Company has entered into a reinsurance agreement with The Prudential Life Insurance Company, Ltd., a wholly owned subsidiary, under which it has agreed to reinsure certain individual life insurance policies through a yearly renewable term contract. The reinsurance assumed premiums and reserves for 1996 were $27 million and $17 million, respectively.

     The Company as a result of the sale of Prudential Reinsurance Inc. (a PRUCO Inc. subsidiary), agreed to guarantee up to $775 million of Gibraltar Casualty Company (a Prudential subsidiary) obligations with respect to a Stop Loss Agreement and PRUCO Inc.'s (a Prudential subsidiary) payment obligations under an Indemnity Agreement, subject to maximum aggregate payments of $400 million. The maximum aggregate payments under the Prudential Guarantee of the Gibraltar Casualty Company obligations will be reduced in certain circumstances to take account of payments made and collateral provided in respect of the guaranteed obligations. The Stop Loss Agreement is intended to mitigate the impact on Prudential Reinsurance Inc. of adverse development of loss reserves, as of June 30, 1995, of up to $375 million of the first $400 million of adverse development. The Company has recorded a loss reserve of $175 million as of December 31, 1996.

     Gibraltar Casualty Company and other property and casualty insurance subsidiaries receive claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the unpaid claim reserves for these losses, management considered the available information and established these reserves in accordance with applicable accounting standards. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     The Company and a number of other insurers (the "Consortium") entered into a Reinsurance and Participation Agreement ("the Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contractholders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the Agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.


                                     ******

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

We have audited the accompanying statement of admitted assets, liabilities and surplus (statutory basis) of The Prudential Insurance Company of America as of December 31, 1996, and the related statements of operations and changes in surplus (statutory basis), and of cash flows (statutory basis) for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the New Jersey Department of Insurance, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters referred to in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 1.




/s/ PRICE WATERHOUSE, LLP
New York, New York

March 10, 1997

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statement of admitted assets, liabilities and surplus--statutory basis of The Prudential Insurance Company of America as of December 31, 1995, and the related statements of operations and changes in surplus--statutory basis, and cash flows--statutory basis for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our report dated March 1, 1996, we expressed an opinion that the 1995 and 1994 financial statements, prepared using accounting practices prescribed and permitted by the New Jersey Department of Insurance, presented fairly, in all material respects, the financial position of The Prudential Insurance Company of America as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. As described in Note 1 to these financial statements, pursuant to the pronouncements of the Financial Accounting Standards Board, the 1995 and 1994 financial statements of The Prudential Insurance Company of America, prepared using accounting practices prescribed or permitted by insurance regulators (statutory financial statements) are no longer considered presentations in conformity with generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles are material and are also described in Note 1. Accordingly, our present opinion on the presentation of the 1995 and 1994 financial statements in accordance with generally accepted accounting principles, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the third paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the admitted assets, liabilities and surplus of the Company as of December 31, 1995, and its operations, changes in surplus and its cash flows for each of the two years in the period ended December 31, 1995.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America as of December 31, 1995, and the results of its operations, changes in surplus and its cash flows for each of the two years in the period then ended, on the basis of accounting described in Note 1.

Also, as described in Note 1 to the financial statements, these financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles. The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Further, these financial statements differ from the previously issued unconsolidated statutory financial statements because certain permitted financial statement presentation practices are no longer being used.



/s/ DELOITTE & TOUCHE LLP
Parsippany, New Jersey

March 1, 1996, except for Note 1A,
as to which the date is March 10, 1997

CUSTOM VAL(SM)
LIFE ______________
INSURANCE CONTRACTS




PRUDENTIAL [LOGO]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Plaza, Newark, NJ 07102-3777
Telephone 800 437-4016, Extension 46

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                     REPRESENTATION WITH RESPECT TO CHARGES

The Prudential Insurance Company of America represents that the fees and charges deducted under the Custom VAL Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.


                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

Prudential Directors' and Officers' Liability and Corporation Reimbursement Insurance program, purchased by Prudential from Aetna Casualty & Surety Company, CNA Insurance Companies, Lloyds of London, Great American Insurance Company, Reliance Insurance Company, Corporate Officers & Directors Assurance Ltd., A.C.E. Insurance Company, Ltd., XL Insurance Company, Ltd., and Zurich-American Insurance Company, provides reimbursement for "Loss" (as defined in the policies) which the Company pays as indemnification to its directors or officers resulting from any claim for any actual or alleged act, error, misstatement, misleading statement, omission, or breach of duty by persons in the discharge of their duties in their capacities as directors or officers of Prudential, any of its subsidiaries, or certain investment companies affiliated with Prudential. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified. Loss essentially is the legal liability on claims against a director or officer, including adjudicated damages, settlements and reasonable and necessary legal fees and expenses incurred in defense of adjudicatory proceedings and appeals therefrom. Loss does not include punitive or exemplary damages or the multiplied portion of any multiplied damage award, criminal or civil fines or penalties imposed by law, taxes or wages, or matters which are uninsurable under the law pursuant to which the policies are construed.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) claims brought about or contributed to by the criminal, dishonest or fraudulent acts or omissions or the willful violation of any law by a director or officer, (2) claims based on or attributable to directors or officers gaining personal profit or advantage to which they were not legally entitled, and (3) claims arising from actual or alleged performance of, or failure to perform, services as, or in any capacity similar to, an investment adviser, investment banker, underwriter, broker or dealer, as those terms are defined in the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Advisers Act of 1940, the Investment Company Act of 1940, any rules or regulations thereunder, or any similar federal, state or local statute, rule or regulation.

The limit of coverage under the program for both individual and corporate reimbursement coverage is $150,000,000. The retention for corporate reimbursement coverage is $10,000,000 per loss.

The relevant provisions of New Jersey law permitting or requiring indemnification, New Jersey being the state of organization of Prudential, can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's by-law 26, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1.A.(6)(b) of Post-Effective Amendment No. 1 to Form S-6, Registration No. 33-61079, filed April 25, 1996, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 77 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

   1.  Deloitte & Touche LLP, independent auditors.
   2.  Price Waterhouse LLP, independent accountants.
   3.  Clifford E. Kirsch, Esq.
   4.  Nancy D. Davis, FSA, MAAA.

The following exhibits:

   1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

   A.  (1)   Resolution of Board of Directors of The Prudential Insurance
             Company of America establishing The Prudential Variable Appreciable
             Account. (Note 6)
       (2)   Not Applicable.
       (3)   Distributing Contracts:

             (a) Distribution Agreement between Pruco Securities Corporation and The Prudential Insurance Company of America. (Note 9)
             (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 1)
             (c)   Schedules of Sales Commissions. (Note 1)

       (4)   Not Applicable.
       (5) Custom VAL (previously named Adjustable Premium VAL) life insurance contracts: (Note 2)
             (a) With fixed death benefit for use in New Jersey and domicile approval states.
             (b) With variable death benefit for use in New Jersey and domicile approval states.
             (c) With fixed death benefit for use in non-domicile approval states.
             (d) With variable death benefit for use in non-domicile approval states.

       (6)   (a)   Charter of The Prudential Insurance Company of America, as
                   amended November 14, 1995. (Note 8)
             (b)   By-laws of The Prudential Insurance Company of America, as amended April 8, 1997. (Note 13)

       (7)   Not Applicable.
       (8)   Not Applicable.
       (9)   Not Applicable.

      (10)   (a)   Application Form for Custom VAL (previously named Adjustable
                   Premium VAL) life insurance contract. (Note 1)
             (b)   Supplement to the Application for Custom VAL (previously
                   named Adjustable Premium VAL) life insurance contract.
                   (Note 1)
      (11)   Form of Notice of Withdrawal Right. (Note 1)
      (12) Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 1)

      (13)   Available Contract Riders and Endorsements:

             (a)   Rider for Insured's Waiver of Premium Benefit. (Note 5)
             (b)   Rider for Applicant's Waiver of Premium Benefit. (Note 5)
             (c)   Rider for Insured's Accidental Death Benefit. (Note 5)
             (d) Rider for Level Term Insurance Benefit on Life of Insured. (Note 5)
             (e) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 5)
             (f)   Rider for Interim Term Insurance Benefit. (Note 5)
             (g) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 5)
             (h) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 5)
             (i) Rider for Level Term Insurance Benefit on Dependent Children. (Note 5)
             (j) Rider for Level Term Insurance Benefit on Dependent Children --from Term Conversions. (Note 5)
             (k) Rider for Level Term Insurance Benefit on Dependent Children --from Term Conversions or Attained Age Change. (Note 5)
             (l)   Endorsement defining Insured Spouse. (Note 5)
             (m) Rider covering lack of Evidence of Insurability on a Child. (Note 5)
             (n)   Rider modifying Waiver of Premium Benefit. (Note 5)
             (o)   Rider to terminate a Supplementary Benefit. (Note 5)
             (p) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 5)
             (q)   Rider to provide for exclusion of Aviation Risk. (Note 5)
             (r) Rider to provide for exclusion of Military Aviation Risk. (Note 5)
             (s)   Rider to provide for exclusion for War Risk. (Note 5)
             (t)   Rider to provide for Reduced Paid-up Insurance. (Note 5)
             (u)   Rider providing for Option to Exchange Policy. (Note 5)
             (v) Endorsement defining Ownership and Control of the Contract. (Note 5)
             (w) Rider providing for Modification of Incontestability and Suicide Provisions. (Note 5)
             (x) Endorsement issued in connection with Non-Smoker Qualified Contracts. (Note 5)
             (y) Endorsement issued in connection with Smoker Qualified Contracts. (Note 5)
             (z)   Home Office Endorsement. (Note 5)
             (aa) Endorsement showing Basis of Computation for Non-Smoker Contracts. (Note 5)
             (bb) Endorsement showing Basis of Computation for Smoker Contracts. (Note 5)
             (cc)  Rider for Term Insurance Benefit on Life of Insured--
                   Decreasing Amount After Three Years. (Note 5)
             (dd)  Rider for Renewable Term Insurance Benefit on Life of
                   Insured. (Note 5)
             (ee) Rider for Level Term Insurance Benefit on Life of Insured Spouse. (Note 4)
             (ff)  Living Needs Benefit Rider

                   (i)    for use in Florida. (Note 10)
                   (ii)   for use in all approved jurisdictions except Florida
                           and New York. (Note 10)
                   (iii)  for use in New York. (Note 11)
             (gg)  Endorsement altering the Assignment provision. (Note 12)

   2. See Exhibit 1.A.(5).

   3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)

   4. None.

   5. Not Applicable.

   6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

   7.Powers of Attorney:

   (a) F. Agnew, F. Becker, M. Berkowitz, J.Cullen
       C. Davis, R. Enrico, A. Gilmour, W. Gray, III, M. Grier
       J. Hanson, C. Horner, B. Malkiel, A. Ryan, C. Sitter
       D. Staheli, R. Thomson, J. Unruh, P. Vagelos
       S. Van Ness, P. Volcker, J. Williams (Note 14)

   (b) G. Hiner, Jr. (Note 13)

   27. Financial Data Schedule (Note 1)

(Note  1)  Filed herewith.
(Note  2)  Incorporated by reference to Registrant's Form S-6, filed November
           4, 1988.
(Note  3)  Incorporated by reference to Post-Effective Amendment No. 1 to
           Form S-6, Registration No. 33-20000, filed September 1, 1988, on behalf of The Prudential Variable Appreciable Account.
(Note  4)  Incorporated by reference to Pre-Effective Amendment No. 1 to Form
           S-6 Registration No. 33-20000, filed June 15, 1988, on behalf of The Prudential Variable Appreciable Account.
(Note  5)  Incorporated by reference to Form S-6, Registration No. 33-20000, filed February 4, 1988, on behalf of The Prudential Variable Appreciable Account.
(Note  6)  Incorporated by reference to Post-Effective Amendment No. 15 to Form
           S-6, Registration No. 33-20000, filed May 1, 1995, on behalf of The Prudential Variable Appreciable Account.
(Note  7)  Incorporated by reference to Form N-8B-2, File Number 2-80897, filed
           December 15, 1982, on behalf of The Prudential Individual Variable Contract Account.

(Note  8)  Incorporated by reference to Post-Effective Amendment No. 9 to Form
           S-1, Registration No. 33-20083, filed April 9, 1997 on behalf of The Prudential Variable Contract Real Property Account.
(Note  9)  Incorporated by reference to Post-Effective Amendment No. 4 to Form
           S-6, Registration No. 33-20000, filed March 2, 1990, on behalf of The Prudential Variable Appreciable Account.

(Note 10)  Incorporated by reference to Post-Effective Amendment No. 4 to this
           Registration Statement, filed April 30, 1990.
(Note 11)  Incorporated by reference to Post-Effective Amendment No. 9 to this
           Registration Statement, filed April 28, 1993.
(Note 12)  Incorporated by reference to Post-Effective Amendment No. 12 to this
           Registration Statement,  filed May 1, 1995.

(Note 13)  Incorporated by reference to Post-Effective Amendment No. 12 to Form
           N-4, Registration No. 33-25434, filed on or about April 25, 1997, on behalf of The Prudential Individual Variable Contract Account.

(Note 14)  Incorporated by reference to Pre-Effective  Amendment No. 1 to Form
           S-6, Registration No. 333-01031, filed August 22, 1996 on behalf of The Prudential Variable Contract Account GI-2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 25th day of April, 1997.


(Seal)             THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
                                  (Registrant)

                 By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                   (Depositor)


Attest:  /s/ THOMAS C. CASTANO          By: /s/ ESTHER H. MILNES
         ---------------------------        -------------------------------
             Thomas C. Castano                  Esther H. Milnes
             Assistant Secretary                Vice President and Actuary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 25th day of April, 1997.



           SIGNATURE AND TITLE

/s/ *
-------------------------------------
    Arthur C. Ryan
    Chairman of the Board, President
    and Chief Executive Officer

/s/ *
-------------------------------------
    Martin A. Berkowitz
    Senior Vice President
    and Comptroller

/s/ *                                      *By:  /s/ THOMAS C. CASTANO
-------------------------------------            -------------------------------
    Mark B. Grier                                Thomas C. Castano
    Principal Financial Officer                  (Attorney-in-Fact)

/s/ *
-------------------------------------
    Franklin E. Agnew
    Director

/s/ *
-------------------------------------
    Frederic K. Becker
    Director

/s/ *
-------------------------------------
    James G. Cullen
    Director

/s/ *
-------------------------------------
    Carolyne K. Davis
    Director

/s/ *
-------------------------------------
    Roger A. Enrico
    Director

/s/ *
-------------------------------------
    Allan D. Gilmour
    Director

/s/ *
-------------------------------------
    William H. Gray, III
    Director

/s/ *
-------------------------------------
    Jon F. Hanson
    Director


/s/ *
-------------------------------------
    Glen H. Hiner, Jr.
    Director

/s/ *                                       By:  /s/ THOMAS C. CASTANO
-------------------------------------            -------------------------------
    Constance J. Horner                          Thomas C. Castano
    Director                                     (Attorney-in-Fact)


-------------------------------------
    Gaynor N. Kelley
    Director

/s/ *
-------------------------------------
    Burton G. Malkiel
    Director


-------------------------------------
    Ida F.S. Schmertz
    Director

/s/ *
-------------------------------------
    Charles R. Sitter
    Director

/s/*
-------------------------------------
    Donald L. Staheli
    Director

/s/ *
-------------------------------------
    Richard M. Thomson
    Director

/s/ *
-------------------------------------
    James A. Unruh
    Director

/s/ *
-------------------------------------
    P. Roy Vagelos, M.D.
    Director

/s/ *
-------------------------------------
    Stanley C. Van Ness
    Director

/s/ *
-------------------------------------
    Paul A. Volcker
    Director

/s/ *
-------------------------------------
    Joseph H. Williams
    Director

                                  EXHIBIT INDEX


            Consent of Deloitte & Touche LLP, independent auditors.   Page II-8

            Consent of Price Waterhouse LLP, independent
            accountants.                                              Page II-9

 1.A.(3)(b) Proposed form of Agreement between Pruco Securities
            Corporation and independent brokers with respect to the
            Sale of the Contracts.                                    Page II-10

 1.A.(3)(c) Schedules of Sales Commissions.                           Page II-19

1.A.(10)(a) Application Form for Custom VAL (previously named
            Adjustable Premium VAL) life insurance contract.          Page II-21

1.A.(10)(b) Supplement to the Application for Custom VAL (previously
            named Adjustable Premium VAL) life insurance contract.    Page II-24

   1.A.(11) Form of Notice of Withdrawal Right.                       Page II-25

   1.A.(12) Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to
            Rule 6e-3(T)(b)(12)(iii) and method of computing
            adjustments in payments and cash surrender values upon
            conversion to fixed-benefit policies pursuant to Rule
            6e-3(T)(b)(13)(v)(B).                                     Page II-27

         3. Opinion and Consent of Clifford E. Kirsch, Esq., as to
            the legality of the securities being registered.          Page II-48

         6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as
            to actuarial matters pertaining to the securities being
            registered.                                               Page II-49

        27. Financial Data Schedule.                                  Page II-50